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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/10
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS

GE Institutional Funds
--------------------------------------------------------------------------------

Letter from the President



Michael J. Cosgrove Chairman,
GE Institutional Funds

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Institutional Funds for the six-month period ended March 31, 2010. The report contains information about the performance of each GE Institutional Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Over the six-month period ended March 31, 2010, the sharp rise in global equity markets slowed as market participants appeared to alternate between risk-seeking activities based on improving economic indicators and risk aversion due to concerns about the withdrawal of government stimulus measures. U.S. equities (S&P 500 Index) gained 11.8% over the six-month period, while international stocks (MSCI EAFE Index) rose 3.1%, illustrating lower gains since the end of the third quarter of 2009.

As we began the final quarter of 2009, October brought mixed economic data and the first monthly losses for most market indices since the rally began in March. The S&P 500 Index and MSCI EAFE Index finished the month down 1.9% and 1.3%, respectively. Yet as the Thanksgiving holiday approached, many equity indices had climbed to their highest levels in more than a year, aided by improving economic data. In the final trading days of November, however, markets grew turbulent as news of an unfolding debt crisis in Dubai caused a global selloff in equities. There were few details at the onset of the announcement, which caused considerable market volatility. But by December, the markets had mostly shrugged off the matter, after the state-run company Dubai World received a $10 billion bailout from Abu Dhabi to avoid defaulting on a $4.1 billion bond payment. Dubai World also met with 90 banks to reschedule another $22 billion in debt. Macro-economic data was largely encouraging in the fourth quarter and corporate earnings reports had generally beaten analysts' estimates with ease. In the United States, unemployment claims, manufacturing surveys, home price indices and earnings revisions all strengthened, allowing the S&P 500 Index to advance 6.0% during the quarter ended December 31, 2009. Among non-U.S. equity markets, emerging markets took top honors, rising 8.6% in the fourth quarter followed by the U.K. (+6.9%), the Pacific Rim (+5.2%) and Canada (+5.0%). Japan remained at the bottom of the pack, down 2.7%.

U.S. Treasury yields rose in the fourth quarter and the yield curve steepened, as is often the case when economic forecasts improve and expectations for Fed rate hikes gain strength. The yield on the U.S. Treasury 10-year note ended the year at 3.84%, up 73 basis points on the quarter and 163 basis points on the year. But despite lower returns in the fourth quarter, U.S. fixed income investments generally had a good year in 2009, overall. The Barclays U.S. Aggregate Bond Index had a twelve-month return of nearly 6%, while the Barclay's Capital Municipal Bond Index returned 12.9% for the year.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as stronger than expected corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4% for the first quarter of 2010 and indices tracking smaller capitalization stocks enjoyed even greater gains with the Russell 2000 Index and the Russell Mid Cap Index finishing the first quarter of 2010 8.8% and 8.7% higher, respectively. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors, rising 8.2% based on relatively attractive valuations combined with the prospects for a weaker yen to help spur exports. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's situation raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies. U.S. interest rates ended the first quarter little changed after trading lower in early February due to sovereign debt worries in Greece. Interest rates in the U.K. and Eurozone fell in general, except in Greece where rates jumped on default fears, while Japanese government debt yields traded higher by quarter-end.

                                            -
                                   [LOGO]

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Institutional Funds
--------------------------------------------------------------------------------

Letter from the President (Continued)


As U.S. and European economies continued to show signs of improvement, financial markets posted positive results for the six- and 12-month periods ended March 31, 2010.

TOTAL RETURNS AS OF MARCH 31, 2010                           6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                 11.8     49.8
Global equities (MSCI World Index)                             7.4     52.4
International equities (MSCI EAFE Index)                       3.1     54.4
Emerging Markets equities (MSCI EM Index)                     11.2     81.1
Small-cap U.S. equities (Russell 2000 Index)                  13.1     62.8
Mid-cap U.S. equities (Russell Mid Cap Index)                 15.1     67.7
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                        2.0      7.7
U.S. short-term government fixed income (Barclays
 Capital 1-3 Year U.S. Government Bond Index)                  0.8      1.8
U.S. tax-exempt income (Barclays Capital U.S. Municipal
 Bond Index 10 (8-12) Year Component)                          0.1      7.7
-----------------------------------------------------------------------------

OUTLOOK

Economies around the world are showing signs of improvement driven by unprecedented global stimulus and supportive monetary policy. Corporate balance sheets continue to improve, while consumers remain more conservative around debt and spending levels. This suggests that the economic recovery will potentially be driven by business investment as companies begin to spend cash from flush balance sheets. We believe equities are likely to be stronger earlier in 2010, driven by a rebuilding of companies' shriveled inventories, an increase in corporate investment spending from historically depressed levels, the delayed effect of government stimulus, and stronger end demand, particularly from emerging markets. But many challenges remain on the horizon including the risk of policy missteps. In our view, this may temper the magnitude of growth we see over the year.

At GE Institutional Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. While the equity markets appear to be recovering, the only certainty about their near-term direction is continued uncertainty. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Institutional Funds.

Sincerely,

/s/

Michael J. Cosgrove
Chairman, GE Institutional Funds
April 2010

Mike Cosgrove is President and Chief Executive Officer - Mutual Funds and Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer -
GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Institutional Funds
Semi-Annual Report
March 31, 2010

[LOGO]

GE Institutional Funds

--------------------------------------------------------------------------------


Table of Contents

FINANCIAL INFORMATION


NOTES TO PERFORMANCE........................................   1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   U.S. Equity Fund.........................................   2

   S&P 500 Index Fund.......................................   9

   Core Value Equity Fund...................................  19

   Premier Growth Equity Fund...............................  26

   Small-Cap Equity Fund....................................  32

   International Equity Fund................................  40

   Strategic Investment Fund................................  47

   Income Fund..............................................  69

   Money Market Fund........................................  82

NOTES TO SCHEDULES OF INVESTMENTS...........................  87

FINANCIAL STATEMENTS

   Financial Highlights.....................................  88

   Notes to Financial Highlights............................  97

   Statements of Assets and Liabilities.....................  98

   Statements of Operations................................. 100

   Statements of Changes in Net Assets...................... 102

   Notes to Financial Statements............................ 106

ADVISORY AGREEMENT APPROVAL................................. 124

ADDITIONAL INFORMATION...................................... 128

INVESTMENT TEAM............................................. 131

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                               March 31, 2010 (unaudited)
------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500(R) Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund

--------------------------------------------------------------------------------

[PHOTO]


George A. Bicher
Senior Vice President

[PHOTO]


Stephen V. Gelhaus
Vice President

[PHOTO]


Thomas R. Lincoln
Senior Vice President

[PHOTO]


Paul C. Reinhardt
Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Thomas R. Lincoln, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub- portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional U.S. Equity Fund returned 9.57% for the Investment Class shares and 9.47% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 11.75% and the Fund's Morningstar peer group of 1,837 Large Growth Funds returned an average of 11.37% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

   In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4th quarter 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. Financials and cyclical sectors put up the best 4th quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

   The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. After last year's significant outperformance, an investment environment favoring small-cap, low quality companies challenged performance in the first half of this year, as the Fund remained focused on large-cap,

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   high quality companies. Holdings in the financials and consumer discretionary sectors were the key drivers of Fund underperformance. In financials, the Fund was light on asset managers (levered to climbing equity markets) and REITs which rallied. In general, custody banks like State Street (-14%) lagged as low trading volumes and low interest rates dampened the industry's profit outlook. However, we believed a reversal in these cyclical factors could create tailwinds as activity returns, rates increase and market values rise. Goldman Sachs (-7%) also took a breather as investor appetite increased for financials further out on the risk spectrum. In consumer discretionary, the Fund's emphasis on the less cyclical media stocks hurt as investors flocked to industries more leveraged to the improving employment and consumer spending trends (e.g., retail, autos and leisure).

   Other key detractors included quality technology companies, Western Union (-10% on concerns around high unemployment levels) and Qualcomm (-6% as it struggled with guidance tied to the economy). Fortunately, by the end of March, both Western Union and Qualcomm had rebounded amid improving fundamentals. A final negative driver was Amgen (-1%) which lagged amid persistent anemia franchise concerns and caution on the therapeutics pipeline. We still maintained conviction in Amgen, believing that earnings growth should re-accelerate in 2011, with a possible boost from a potential blockbuster in bone health in late stage trials.

   On the positive side, the Fund's telecom holdings (+21%) significantly outperformed the S&P telecom sector (+3%) by over 18%. NII Holdings (Nextel International +39%) was the Fund's top-contributing stock, as the company announced the sale of a 30% stake in its Mexican wireless unit to Grupo Televisa SA, the world's largest Spanish-language broadcaster, for $1.4 billion. Strong stock selection in utilities also helped Fund returns, driven by Dominion Resources (+22%) and Northeast Utilities (+19%). In materials, Allegheny Technologies increased 56% as the supply/demand situation in titanium and other specialty metals improved.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We reduced our financial sector overweight during the period, and took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. We also went from an underweight in materials to an overweight position. At March 31, 2010, the Fund's largest overweights were in technology and health care, and the largest underweights were in consumer staples and industrials.

   Valuations for many companies remain attractive, even after the strong rebound that began a year ago in March 2009. While lower quality companies have outperformed recently, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,095.72                 1.93
    Service Class                 1,000.00                 1,094.73                 3.24
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,022.82                 1.87
    Service Class                 1,000.00                 1,021.61                 3.12
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.37% for Investment Class Shares and 0.61% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 9.57% for Investment Class shares, and 9.47% for Service Class shares.

U.S. Equity Fund                                   (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of issuers that are tied economically to the U.S.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Growth Peer Group
Based on average annual returns for periods ended 3/31/10

                                     SIX MONTHS ONE YEAR FIVE YEAR TEN YEAR
     ----------------------------------------------------------------------
     Number of Funds in peer group     1,837     1,760     1,265     715
     ----------------------------------------------------------------------
     Morningstar peer group average
      annual total return              11.37%    47.99%    2.38%    -3.81%
     ----------------------------------------------------------------------

Morningstar Category in peer group: Large Growth
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1,837, 1,760, 1,265 and 715 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                  --------------------------------------------
                  Microsoft Corp.                        3.25%
                  --------------------------------------------
                  PepsiCo, Inc.                          2.94%
                  --------------------------------------------
                  Amgen Inc.                             2.74%
                  --------------------------------------------
                  Cisco Systems, Inc.                    2.57%
                  --------------------------------------------
                  The Goldman Sachs Group, Inc           2.35%
                  --------------------------------------------
                  Bank of America Corp.                  2.33%
                  --------------------------------------------
                  Schlumberger Ltd.                      2.08%
                  --------------------------------------------
                  QUALCOMM Inc.                          2.04%
                  --------------------------------------------
                  International Business Machines Corp.  1.97%
                  --------------------------------------------
                  The Procter & Gamble Co.               1.86%
                  --------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $462,001 (in thousands) as of March 31, 2010


                                    [CHART]

Information Technology      22.7%
Financials                  16.1%
Healthcare                  15.5%
Energy                      10.9%
Consumer Staples             8.7%
Consumer Discretionary       8.1%
Industrials                  8.0%
Materials                    4.3%
Telecommunication Services   3.2%
Utilities                    2.0%
Short Term                   0.5%
Other Investments            0.0%*

 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                  GE Institutional U.S. Equity          S&P 500 Index
                  ----------------------------          -------------
03/00                       10,000.00                     10,000.00
09/00                        9,858.16                      9,618.91
09/01                        8,134.13                      7,054.65
09/02                        6,728.50                      5,609.16
09/03                        8,120.97                      6,980.03
09/04                        8,952.95                      7,948.37
09/05                        9,838.42                      8,922.16
09/06                       10,986.32                      9,885.37
09/07                       12,851.96                     11,510.75
09/08                       10,586.22                      8,981.17
09/09                       10,241.16                      8,360.79
03/10                       11,221.41                      9,343.22


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------

      INVESTMENT CLASS SHARES (Inception date: 11/25/97)
      -------------------------------------------------------------------
                         SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                        MONTHS  YEAR  YEAR   YEAR  $10,000 INVESTMENT (A)
      -------------------------------------------------------------------
      U.S. Equity Fund   9.57% 48.92% 3.32%  1.16%        $11,221
      -------------------------------------------------------------------
      S&P 500 Index     11.75% 49.77% 1.92% -0.68%        $ 9,343
      -------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                     GE Institutional U.S. Equity         S&P 500 Index
                     ----------------------------         -------------
01/03/01                       10,000.00                    10,000.00
   09/01                        8,477.20                     7,958.49
   09/02                        6,990.87                     6,327.80
   09/03                        8,415.90                     7,874.30
   09/04                        9,259.07                     8,966.71
   09/05                       10,150.94                    10,065.26
   09/06                       11,309.20                    11,151.87
   09/07                       13,195.10                    12,985.49
   09/08                       10,841.76                    10,131.82
   09/09                       10,528.28                     9,431.97
   03/10                       11,525.59                    10,540.26


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 1/3/01)
--------------------------------------------------------------------------------

                        SIX    ONE   FIVE    SINCE     ENDING VALUE OF A
                       MONTHS  YEAR  YEAR  INCEPTION $10,000 INVESTMENT (A)
     ----------------------------------------------------------------------
     U.S. Equity Fund   9.47% 43.53% 3.21%   1.55%          $11,526
     ----------------------------------------------------------------------
     S&P 500 Index**   11.75% 49.77% 1.92%   0.57%          $10,540
     ----------------------------------------------------------------------

                                    [GRAPHIC]



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Less than 0.1%
**Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                               U.S. EQUITY FUND


                                             NUMBER
                                          OF SHARES        VALUE
      COMMON STOCK -- 97.6%+
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 2.9%

      CAE, Inc...........................   216,101 $  2,112,978
      Hexcel Corp........................    66,187      955,740   /(a)/
      Honeywell International Inc........    86,129    3,899,060
      ITT Corp...........................    36,331    1,947,705
      Rockwell Collins, Inc..............    33,062    2,069,351
      United Technologies Corp...........    31,823    2,342,491
                                                      13,327,325

      BEVERAGES -- 3.2%

      Molson Coors Brewing Co. (Class B).    25,021    1,052,383
      PepsiCo, Inc.......................   205,118   13,570,607
                                                      14,622,990

      BIOTECHNOLOGY -- 4.5%

      Amgen Inc..........................   212,201   12,681,132 /(a,h)/
      Gilead Sciences, Inc...............   178,733    8,128,777   /(a)/
                                                      20,809,909

      CAPITAL MARKETS -- 6.0%

      Ameriprise Financial, Inc..........    52,846    2,397,095
      Morgan Stanley.....................    41,522    1,216,179
      State Street Corp..................   180,139    8,131,474   /(e)/
      The Bank of New York Mellon Corp...    92,481    2,855,813
      The Charles Schwab Corp............   114,000    2,130,660
      The Goldman Sachs Group, Inc.......    63,535   10,840,977
                                                      27,572,198

      CHEMICALS -- 2.5%

      Monsanto Co........................    63,913    4,564,666
      Potash Corp of Saskatchewan Inc....    16,043    1,914,732
      Praxair, Inc.......................    50,540    4,194,820
      The Mosaic Company.................    11,687      710,219
                                                      11,384,437

      COMMERCIAL BANKS -- 0.6%

      Regions Financial Corp.............   162,790    1,277,902
      US Bancorp.........................    51,904    1,343,276
                                                       2,621,178

      COMMERCIAL SERVICES & SUPPLIES -- 0.9%

      Corrections Corporation
       of America........................    81,349    1,615,591   /(a)/
      Iron Mountain Inc..................   101,082    2,769,647
                                                       4,385,238

      COMMUNICATIONS EQUIPMENT -- 6.0%

      Cisco Systems, Inc.................   456,126   11,872,960 /(a,h)/
      QUALCOMM Inc.......................   224,289    9,417,895
      Research In Motion Ltd.............    84,975    6,283,901   /(a)/
                                                      27,574,756

                                             NUMBER
                                          OF SHARES        VALUE

          COMPUTERS & PERIPHERALS -- 4.5%

          Apple Inc......................    20,639 $  4,848,720 /(a)/
          Hewlett-Packard Co.............   131,159    6,971,101
          International Business
           Machines Corp.................    70,978    9,102,929
                                                      20,922,750

          CONSUMER FINANCE -- 0.4%

          Capital One Financial Corp.....    44,736    1,852,518

          DIVERSIFIED FINANCIAL SERVICES -- 5.5%

          Bank of America Corp...........   602,803   10,760,034
          CME Group Inc..................    20,594    6,509,969
          JPMorgan Chase & Co............   183,035    8,190,816
                                                      25,460,819

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%

          AT&T Inc.......................   108,524    2,804,260
          Verizon Communications Inc.....    47,184    1,463,648
                                                       4,267,908

          ELECTRIC UTILITIES -- 1.4%

          Edison International...........    66,058    2,257,202
          Entergy Corp...................    14,155    1,151,509
          FPL Group, Inc.................    18,364      887,532
          Northeast Utilities............    72,598    2,006,609
                                                       6,302,852

          ELECTRICAL EQUIPMENT -- 0.5%

          ABB Ltd. ADR...................   113,242    2,473,205 /(h)/

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%

          Corning Inc....................    86,346    1,745,053

          ENERGY EQUIPMENT & SERVICES -- 4.0%

          Halliburton Co.................    72,192    2,175,145
          National Oilwell Varco, Inc....    16,513      670,098
          Schlumberger Ltd...............   151,277    9,600,038
          Transocean Ltd.................    71,652    6,189,300 /(a)/
                                                      18,634,581

          FOOD & STAPLES RETAILING -- 0.1%

          Safeway Inc....................    17,932      445,790

          FOOD PRODUCTS -- 1.6%

          Archer-Daniels-Midland Co......    42,465    1,227,239
          Kraft Foods Inc. (Class A).....    97,480    2,947,795
          McCormick & Company Inc........    56,149    2,153,876
          Nestle S.A. ADR................    17,930      918,016
                                                       7,246,926

          HEALTHCARE EQUIPMENT & SUPPLIES -- 4.8%

          Baxter International Inc.......    92,328    5,373,490
          Becton Dickinson & Co..........    22,648    1,783,077

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

U.S. EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

      Covidien PLC.........................   144,747 $  7,277,879
      Hologic, Inc.........................    80,569    1,493,749 /(a)/
      Medtronic, Inc.......................    69,483    3,128,820
      ResMed, Inc..........................    48,736    3,102,046 /(a)/
                                                        22,159,061

      HEALTHCARE PROVIDERS & SERVICES -- 2.5%

      Cardinal Health, Inc.................    51,902    1,870,029
      Express Scripts, Inc.................    56,521    5,751,577 /(a)/
      McKesson Corp........................    11,324      744,213
      Omnicare, Inc........................    42,467    1,201,391
      UnitedHealth Group, Inc..............    67,088    2,191,765 /(a)/
                                                        11,758,975

      HOTELS RESTAURANTS & LEISURE -- 0.5%

      Carnival Corp........................    55,560    2,160,173

      HOUSEHOLD DURABLES -- 0.1%

      MDC Holdings, Inc....................    10,245      354,579

      HOUSEHOLD PRODUCTS -- 2.5%

      Clorox Co............................    32,559    2,088,334
      Kimberly-Clark Corp..................    16,514    1,038,400
      The Procter & Gamble Co..............   136,031    8,606,681
                                                        11,733,415

      INDUSTRIAL CONGLOMERATES -- 0.5%

      Siemens AG ADR.......................     7,109      710,687
      Textron, Inc.........................    82,158    1,744,214
                                                         2,454,901

      INSURANCE -- 2.9%

      ACE Ltd..............................    47,184    2,467,723
      AFLAC Inc............................    49,214    2,671,828
      AON Corp.............................    31,142    1,330,075
      MetLife, Inc.........................    17,456      756,543
      PartnerRe Ltd........................    13,179    1,050,630
      Principal Financial Group, Inc.......    53,790    1,571,206
      Prudential Financial, Inc............    61,990    3,750,395
                                                        13,598,400

      INTERNET SOFTWARE & SERVICES -- 1.6%

      Baidu, Inc ADR.......................     5,918    3,533,046 /(a)/
      Google Inc. (Class A)................     6,742    3,822,781 /(a)/
                                                         7,355,827

      IT SERVICES -- 3.2%

      Accenture PLC........................    14,178      594,767
      Cognizant Technology Solutions Corp.
       (Class A)...........................    24,724    1,260,430 /(a)/
      Paychex, Inc.........................    40,060    1,229,842
      The Western Union Co.................   353,626    5,997,497
      Visa, Inc. (Class A).................    62,711    5,708,582
                                                        14,791,118

                                             NUMBER
                                          OF SHARES        VALUE

         LIFE SCIENCES TOOLS & SERVICES -- 0.9%

         Life Technologies Corp..........    26,707 $  1,395,975 /(a)/
         Thermo Fisher Scientific, Inc...    50,330    2,588,975 /(a)/
                                                       3,984,950

         MACHINERY -- 1.3%

         Cummins Inc.....................    19,026    1,178,661
         Deere & Co......................    36,804    2,188,366
         Eaton Corp......................    25,951    1,966,307
         Navistar International Corp.....    17,734      793,242 /(a)/
                                                       6,126,576

         MEDIA -- 3.8%

         DIRECTV (Class A)...............    76,570    2,588,832 /(a)/
         Liberty Global, Inc. (Series C).    70,214    2,028,482 /(a)/
         Omnicom Group Inc...............   168,294    6,531,490
         The Walt Disney Co..............    51,903    1,811,934
         Time Warner Inc.................   153,349    4,795,223
                                                      17,755,961

         METALS & MINING -- 1.6%

         Allegheny Technologies Inc......    76,807    4,146,810
         Barrick Gold Corp...............    28,311    1,085,444
         Freeport-McMoRan Copper &
          Gold Inc.......................    26,895    2,246,808
                                                       7,479,062

         MULTILINE RETAIL -- 1.1%

         Kohl's Corp.....................    16,350      895,653 /(a)/
         Target Corp.....................    77,562    4,079,761
                                                       4,975,414

         MULTI-UTILITIES -- 0.6%

         Dominion Resources, Inc.........    66,058    2,715,644

         OIL, GAS & CONSUMABLE FUELS -- 6.9%

         Apache Corp.....................    31,076    3,154,214
         Chesapeake Energy Corp..........    15,099      356,940
         Chevron Corp....................    74,869    5,677,316
         Devon Energy Corp...............    36,791    2,370,444
         Exxon Mobil Corp................   107,671    7,211,804 /(h)/
         Hess Corp.......................     9,437      590,284
         Marathon Oil Corp...............   102,401    3,239,968
         Occidental Petroleum Corp.......    43,122    3,645,534
         Southwestern Energy Co..........    47,038    1,915,387 /(a)/
         Suncor Energy Inc...............   115,188    3,748,218
                                                      31,910,109

         PAPER & FOREST PRODUCTS -- 0.2%

         Weyerhaeuser Co.................    18,874      854,426

         PERSONAL PRODUCTS -- 0.4%

         Avon Products, Inc..............    56,098    1,900,039

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

U.S. EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES        VALUE

     PHARMACEUTICALS -- 2.8%

     Abbott Laboratories....................    25,951 $  1,367,099
     Bristol-Myers Squibb Co................   181,700    4,851,390
     Johnson & Johnson......................    56,621    3,691,689
     Merck & Company Inc....................     7,078      264,363
     Pfizer Inc.............................   165,145    2,832,237
                                                         13,006,778

     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%

     CB Richard Ellis Group, Inc. (Class A).   106,268    1,684,348 /(a)/

     ROAD & RAIL -- 0.8%

     Union Pacific Corp.....................    51,837    3,799,652

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%

     Intel Corp.............................   307,232    6,838,984
     Kla-Tencor Corp........................     8,493      262,604
     Microchip Technology Inc...............    25,951      730,780
     Nvidia Corp............................    18,874      328,030 /(a)/
     Taiwan Semiconductor Manufacturing
      Company Ltd. ADR......................   108,524    1,138,417
     Texas Instruments Inc..................    56,149    1,373,966
                                                         10,672,781

     SOFTWARE -- 4.1%

     Intuit, Inc............................    58,266    2,000,854 /(a)/
     Microsoft Corp.........................   512,325   14,995,753 /(h)/
     Oracle Corp............................    85,404    2,194,029
                                                         19,190,636

     SPECIALTY RETAIL -- 2.6%

     Bed Bath & Beyond, Inc.................    98,741    4,320,906 /(a)/
     Lowe's Companies, Inc..................   322,182    7,809,692
                                                         12,130,598

     TEXTILES APPAREL & LUXURY GOODS -- 0.1%

     NIKE, Inc. (Class B)...................     3,775      277,463

     TOBACCO -- 0.9%

     Altria Group, Inc......................    14,154      290,440
     Philip Morris International Inc........    73,202    3,818,216
                                                          4,108,656

     WIRELESS TELECOMMUNICATION SERVICES -- 2.3%

     American Tower Corp. (Class A).........    57,876    2,466,096 /(a)/
     NII Holdings, Inc......................   191,391    7,973,349 /(a)/
                                                         10,439,445

     TOTAL COMMON STOCK
      (COST $397,666,251)...................            451,029,420

                                             NUMBER
                                          OF SHARES        VALUE
      -------------------------------------------------------------------
      EXCHANGE TRADED FUNDS -- 1.9%
      -------------------------------------------------------------------

      Financial Select Sector SPDR Fund..   108,981 $  1,740,427   /(n)/
      Industrial Select Sector SPDR Fund.   224,119    6,999,236   /(n)/

      TOTAL EXCHANGE TRADED FUNDS
       (COST $10,504,124)................              8,739,663
      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------
      GEI Investment Fund
       (COST $95,812)....................                 79,524   /(k)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $408,266,187)...............            459,848,607
      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 0.4%
      -------------------------------------------------------------------
      GE Money Market Fund
       Institutional Class 0.00%
       (COST $2,152,347).................              2,152,347 /(d,k)/

      TOTAL INVESTMENTS
       (COST $410,418,534)...............            462,000,954

      OTHER ASSETS AND LIABILITIES,
       NET -- 0.1%.......................                338,774
                                                    ------------

      NET ASSETS -- 100.0%...............           $462,339,728
                                                    ============
      -------------------------------------------------------------------
      OTHER INFORMATION
      -------------------------------------------------------------------

The GE Institutional US Equity Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                    NUMBER     CURRENT
                        EXPIRATION    OF       NOTIONAL     UNREALIZED
        DESCRIPTION        DATE    CONTRACTS    VALUE     (DEPRECIATION)
        ----------------------------------------------------------------
        S&P 500 EMini
         Index Futures  June 2010     37     $(2,155,620)    $(12,852)

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



SSgA Funds Management, Inc. (SSgA FM) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider and John Tucker. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional S&P 500 Index Fund returned 11.56% for the Investment Class shares and 11.40% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 11.75% and the Fund's Morningstar peer group of 2,066 Large Blend Funds returned an average of 10.85% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Lackluster holiday trading marked the end of 2009, but the quiet close did little to blemish broadly positive results for US equities during the last quarter of 2009. Global financial markets enjoyed impressive resilience at both the beginning and the end of the first quarter of 2010, but there was no shortage of drama along the way. Keeping the underpinnings firm were ongoing accommodations from major central banks, continued healing of credit conditions, ample indications that economic recovery is still progressing nicely, and plenty of solid reports on corporate earnings. The S&P 500 surged 6.0% in March of 2010, lifting its year-to-date return to a nicely positive 5.4%. This marked the fourth consecutive quarter of positive gains.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31, 2010, the four largest sectors in the S&P 500 Index were information technology (+18.9%), financials (+16.5%), healthcare (+12.2%), and consumer staples (+11.3%). The highest returning sector for the last six months was consumer discretionary (+20.5%) followed by industrials (+19.2%). The lowest returning sectors were telecommunication services (+2.8%) and utilities (+3.5%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last six months there were 17 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,115.61                 0.79
    Service Class                 1,000.00                 1,114.03                 2.06
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,023.90                 0.76
    Service Class                 1,000.00                 1,022.73                 1.97
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.15% for Investment Class Shares and 0.37% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 11.56% for Investment Class shares, and 11.40% for Service Class shares.

S&P 500 Index Fund                                 (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) by seeking to replicate the return of the S&P 500 Index while holding transaction cost low and minimizing portfolio turnover.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
S&P 500 Index Objective Peer Group
Based on average annual returns for periods ended 3/31/10

                                        SIX    ONE   THREE  FIVE   TEN
                                       MONTHS  YEAR  YEAR   YEAR   YEAR
       -----------------------------------------------------------------
       Number of Funds in peer group   2,066  1,999  1,764  1,387  724
       -----------------------------------------------------------------
       Morningstar peer group average
        annual total return            10.85% 49.52% -4.27% 1.76% -1.06%
       -----------------------------------------------------------------

Morningstar Category in peer group: Large Blend
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, three-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 2,066, 1,999, 1,764, 1,387 and 724 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                  --------------------------------------------
                  Exxon Mobil Corp.                      2.94%
                  --------------------------------------------
                  Microsoft Corp.                        2.07%
                  --------------------------------------------
                  Apple Inc.                             1.96%
                  --------------------------------------------
                  General Electric Co.                   1.80%
                  --------------------------------------------
                  The Procter & Gamble Co.               1.70%
                  --------------------------------------------
                  Johnson & Johnson                      1.67%
                  --------------------------------------------
                  Bank of America Corp.                  1.66%
                  --------------------------------------------
                  JPMorgan Chase & Co.                   1.65%
                  --------------------------------------------
                  International Business Machines Corp.  1.55%
                  --------------------------------------------
                  Wells Fargo & Co.                      1.50%
                  --------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $70,169 (in thousands) as of March 31, 2010


                                    [CHART]

Information Technology        18.5%
Financials                    16.4%
Healthcare                    11.9%
Consumer Staples              11.1%
Energy                        10.7%
Industrials                   10.2%
Consumer Discretionary         9.9%
Materials                      3.4%
Utilities                      3.4%
Telecommunication Services     2.7%
Short Term                     1.8%
Other Investments              0.0%*

 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

              GE Institutional S&P 500 Index          S&P 500 Index
              ------------------------------          -------------
03/00                     10,000.00                     10,000.00
09/00                      9,637.87                      9,618.91
09/01                      7,051.70                      7,054.65
09/02                      5,589.16                      5,609.16
09/03                      6,949.31                      6,980.03
09/04                      7,895.46                      7,948.37
09/05                      8,848.99                      8,922.16
09/06                      9,780.78                      9,885.37
09/07                     11,380.49                     11,510.75
09/08                      8,862.26                      8,981.17
09/09                      8,285.74                      8,360.79
03/10                      9,243.68                      9,343.22



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------

                          SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                         MONTHS  YEAR  YEAR   YEAR  $10,000 INVESTMENT (A)
     ---------------------------------------------------------------------
     S&P 500 Index Fund  11.56% 49.63% 1.86% -0.78%         $9,244
     ---------------------------------------------------------------------
     S&P 500 Index       11.75% 49.77% 1.92% -0.68%         $9,343
     ---------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                         GE Institutional S&P 500 Index        S&P 500 Index
                         ------------------------------        -------------
 09/30/05                           10,000.00                    10,000.00
    09/06                           11,039.03                    11,079.57
    09/07                           12,803.47                    12,901.30
    09/08                            9,950.75                    10,066.13
    09/09                            9,269.65                     9,370.81
    03/10                           10,326.69                    10,471.92


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                        SIX    ONE   THREE    SINCE     ENDING VALUE OF A
                       MONTHS  YEAR  YEAR   INCEPTION $10,000 INVESTMENT (A)
   -------------------------------------------------------------------------
   S&P 500 Index Fund  11.40% 49.22% -4.41%   0.72%          $10,327
   -------------------------------------------------------------------------
   S&P 500 Index**     11.75% 49.77% -4.16%   1.03%          $10,472
   -------------------------------------------------------------------------

                                    [GRAPHIC]


(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Less than 0.1%
**Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                              S&P 500 INDEX FUND


                                                NUMBER
                                             OF SHARES       VALUE
      COMMON STOCK -- 98.6%+
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 2.9%

      Boeing Co.............................     4,900 $   355,789
      General Dynamics Corp.................     2,500     193,000
      Goodrich Corp.........................       800      56,416
      Honeywell International Inc...........     5,050     228,613
      ITT Corp..............................     1,200      64,332
      L-3 Communications Holdings, Inc......       750      68,723
      Lockheed Martin Corp..................     2,040     169,769
      Northrop Grumman Corp.................     1,984     130,091
      Precision Castparts Corp..............       950     120,374
      Raytheon Co...........................     2,500     142,800
      Rockwell Collins, Inc.................     1,000      62,590
      United Technologies Corp..............     6,100     449,021
                                                         2,041,518

      AIR FREIGHT & LOGISTICS -- 1.0%

      CH Robinson Worldwide, Inc............     1,100      61,435
      Expeditors International of
       Washington, Inc......................     1,400      51,688
      FedEx Corp............................     2,000     186,800
      United Parcel Service, Inc. (Class B).     6,400     412,224
                                                           712,147

      AIRLINES -- 0.1%

      Southwest Airlines Co.................     4,950      65,439

      AUTO COMPONENTS -- 0.2%

      Johnson Controls, Inc.................     4,400     145,156
      The Goodyear Tire & Rubber Co.........     1,600      20,224 /(a)/
                                                           165,380

      AUTOMOBILES -- 0.4%

      Ford Motor Co.........................    21,814     274,202 /(a)/
      Harley-Davidson, Inc..................     1,500      42,105
                                                           316,307

      BEVERAGES -- 2.5%

      Brown-Forman Corp. (Class B)..........       725      43,101
      Coca-Cola Enterprises, Inc............     2,100      58,086
      Constellation Brands, Inc. (Class A)..     1,300      21,372 /(a)/
      Dr Pepper Snapple Group, Inc..........     1,700      59,789
      Molson Coors Brewing Co. (Class B)....     1,000      42,060
      PepsiCo, Inc..........................    10,672     706,060
      The Coca-Cola Co......................    15,000     825,000 /(h)/
                                                         1,755,468

      BIOTECHNOLOGY -- 1.5%

      Amgen Inc.............................     6,376     381,030 /(a)/
      Biogen Idec Inc.......................     1,800     103,248 /(a)/
      Celgene Corp..........................     3,000     185,880 /(a)/

                                               NUMBER
                                            OF SHARES       VALUE

       Cephalon, Inc.......................       440 $    29,823 /(a)/
       Genzyme Corp........................     1,700      88,111 /(a)/
       Gilead Sciences, Inc................     5,900     268,332 /(a)/
                                                        1,056,424

       BUILDING PRODUCTS -- 0.1%

       Masco Corp..........................     2,400      37,248

       CAPITAL MARKETS -- 2.7%
       Ameriprise Financial, Inc...........     1,660      75,298
       E*Trade Financial Corp..............    10,200      16,830 /(a)/
       Federated Investors, Inc. (Class B).       600      15,828
       Franklin Resources, Inc.............       950     105,355
       Invesco Ltd.........................     2,800      61,348
       Janus Capital Group, Inc............     1,200      17,148
       Legg Mason, Inc.....................     1,100      31,537
       Morgan Stanley......................     9,000     263,610
       Northern Trust Corp.................     1,600      88,416
       State Street Corp...................     3,300     148,962 /(e)/
       T Rowe Price Group, Inc.............     1,700      93,381
       The Bank of New York Mellon Corp....     7,941     245,218
       The Charles Schwab Corp.............     6,300     117,747
       The Goldman Sachs Group, Inc........     3,426     584,578
                                                        1,865,256

       CHEMICALS -- 1.9%

       Air Products & Chemicals, Inc.......     1,400     103,530
       Airgas Inc..........................       500      31,810
       CF Industries Holdings, Inc.........       350      31,913
       Eastman Chemical Co.................       500      31,840
       Ecolab Inc..........................     1,600      70,320
       EI Du Pont de Nemours & Co..........     5,803     216,104
       FMC Corp............................       500      30,270
       International Flavors &
        Fragrances Inc.....................       500      23,835
       Monsanto Co.........................     3,546     253,255
       PPG Industries, Inc.................     1,100      71,940
       Praxair, Inc........................     1,950     161,850
       Sigma-Aldrich Corp..................       800      42,928
       The Dow Chemical Co.................     7,594     224,555
                                                        1,294,150

       COMMERCIAL BANKS -- 3.1%

       BB&T Corp...........................     4,500     145,755
       Comerica Inc........................     1,150      43,746
       Fifth Third Bancorp.................     5,219      70,926
       First Horizon National Corp.........     1,490      20,931 /(a)/
       Huntington Bancshares Inc...........     4,678      25,121
       Keycorp.............................     5,800      44,950
       M&T Bank Corp.......................       500      39,690
       Marshall & Ilsley Corp..............     3,498      28,159
       PNC Financial Services Group, Inc...     3,414     203,816
       Regions Financial Corp..............     7,873      61,803
       SunTrust Banks, Inc.................     3,300      88,407
       US Bancorp..........................    12,606     326,243
       Wells Fargo & Co....................    33,758   1,050,549
       Zions Bancorporation................       900      19,638
                                                        2,169,734

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE

     COMMERCIAL SERVICES & SUPPLIES -- 0.5%

     Avery Dennison Corp...................       700 $    25,487
     Cintas Corp...........................       900      25,281
     Iron Mountain Inc.....................     1,200      32,880
     Pitney Bowes Inc......................     1,400      34,230
     Republic Services, Inc................     2,100      60,942
     RR Donnelley & Sons Co................     1,400      29,890
     Stericycle, Inc.......................       600      32,700   /(a)/
     Waste Management, Inc.................     3,070     105,700
                                                          347,110

     COMMUNICATIONS EQUIPMENT -- 2.5%

     Cisco Systems, Inc....................    37,300     970,919 /(a,h)/
     Harris Corp...........................       900      42,741
     JDS Uniphase Corp.....................     1,450      18,168   /(a)/
     Juniper Networks, Inc.................     3,500     107,380   /(a)/
     Motorola, Inc.........................    15,261     107,132   /(a)/
     QUALCOMM Inc..........................    11,000     461,890
     Tellabs, Inc..........................     2,600      19,682
                                                        1,727,912

     COMPUTERS & PERIPHERALS -- 5.6%

     Apple Inc.............................     5,864   1,377,630   /(a)/
     Dell Inc..............................    11,400     171,114   /(a)/
     EMC Corp..............................    13,462     242,854   /(a)/
     Hewlett-Packard Co....................    15,328     814,683
     International Business
      Machines Corp........................     8,491   1,088,971   /(h)/
     Lexmark International, Inc. (Class A).       500      18,040   /(a)/
     NetApp, Inc...........................     2,200      71,632   /(a)/
     QLogic Corp...........................       500      10,150   /(a)/
     SanDisk Corp..........................     1,500      51,945   /(a)/
     Teradata Corp.........................     1,100      31,779   /(a)/
     Western Digital Corp..................     1,500      58,485   /(a)/
                                                        3,937,283

     CONSTRUCTION & ENGINEERING -- 0.2%

     Fluor Corp............................     1,180      54,882
     Jacobs Engineering Group, Inc.........       800      36,152   /(a)/
     Quanta Services, Inc..................     1,400      26,824   /(a)/
                                                          117,858

     CONSTRUCTION MATERIALS -- 0.1%

     Vulcan Materials Co...................       800      37,792

     CONSUMER FINANCE -- 0.8%

     American Express Co...................     7,800     321,828   /(h)/
     Capital One Financial Corp............     2,969     122,946
     Discover Financial Services...........     3,550      52,895
     SLM Corp..............................     3,100      38,812   /(a)/
                                                          536,481

     CONTAINERS & PACKAGING -- 0.2%

     Ball Corp.............................       600      32,028
     Bemis Company Inc.....................       700      20,104
     Owens-Illinois, Inc...................     1,100      39,094   /(a)/

                                             NUMBER
                                          OF SHARES       VALUE

          Pactiv Corp....................       900 $    22,662 /(a)/
          Sealed Air Corp................     1,100      23,188
                                                        137,076

          DISTRIBUTORS -- 0.1%

          Genuine Parts Co...............     1,100      46,464

          DIVERSIFIED CONSUMER SERVICES -- 0.2%

          Apollo Group, Inc. (Class A)...       800      49,032 /(a)/
          DeVry, Inc.....................       400      26,080
          H&R Block Inc..................     2,200      39,160
                                                        114,272

          DIVERSIFIED FINANCIAL SERVICES -- 4.5%

          Bank of America Corp...........    65,407   1,167,515 /(h)/
          Citigroup Inc..................   128,913     522,098 /(a)/
          CME Group Inc..................       425     134,347
          IntercontinentalExchange, Inc..       495      55,529 /(a)/
          JPMorgan Chase & Co............    25,867   1,157,548
          Leucadia National Corp.........     1,300      32,253 /(a)/
          Moody's Corp...................     1,300      38,675
          NYSE Euronext..................     1,700      50,337
          The NASDAQ OMX Group Inc.......     1,000      21,120 /(a)/
                                                      3,179,422

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.5%

          AT&T Inc.......................    38,431     993,057 /(h)/
          CenturyTel, Inc................     1,932      68,509
          Frontier Communications Corp...     1,200       8,928
          Qwest Communications
           International Inc.............     9,817      51,245
          Verizon Communications Inc.....    18,466     572,815
          Windstream Corp................     2,918      31,777
                                                      1,726,331

          ELECTRIC UTILITIES -- 1.8%

          Allegheny Energy, Inc..........     1,100      25,300
          American Electric Power
           Comapny Inc...................     3,140     107,325
          Duke Energy Corp...............     8,608     140,483
          Edison International...........     2,200      75,174
          Entergy Corp...................     1,200      97,620
          Exelon Corp....................     4,350     190,573
          FirstEnergy Corp...............     2,031      79,392
          FPL Group, Inc.................     2,700     130,491
          Northeast Utilities............     1,200      33,168
          Pepco Holdings, Inc............     1,500      25,725
          Pinnacle West Capital Corp.....       700      26,411
          PPL Corp.......................     2,500      69,275
          Progress Energy, Inc...........     1,875      73,800
          The Southern Co................     5,300     175,748
                                                      1,250,485

          ELECTRICAL EQUIPMENT -- 0.5%

          Emerson Electric Co............     4,900     246,666
          First Solar, Inc...............       280      34,342 /(a)/
          Rockwell Automation, Inc.......       900      50,724

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

         Roper Industries Inc............       600 $    34,704
                                                        366,436

         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

         Agilent Technologies, Inc.......     2,255      77,549 /(a)/
         Amphenol Corp. (Class A)........     1,100      46,409
         Corning Inc.....................    10,300     208,163
         FLIR Systems, Inc...............     1,000      28,200 /(a)/
         Jabil Circuit, Inc..............     1,300      21,047
         Molex Inc.......................       850      17,731
                                                        399,099

         ENERGY EQUIPMENT & SERVICES -- 1.8%

         Baker Hughes Inc................     2,070      96,959
         BJ Services Co..................     1,900      40,660
         Cameron International Corp......     1,600      68,576 /(a)/
         Diamond Offshore Drilling, Inc..       470      41,741
         FMC Technologies, Inc...........       800      51,704 /(a)/
         Halliburton Co..................     5,945     179,123
         Helmerich & Payne, Inc..........       700      26,656
         Nabors Industries Ltd...........     1,900      37,297 /(a)/
         National Oilwell Varco, Inc.....     2,800     113,624
         Rowan Companies, Inc............       800      23,288 /(a)/
         Schlumberger Ltd................     7,800     494,988
         Smith International, Inc........     1,600      68,512
                                                      1,243,128

         FOOD & STAPLES RETAILING -- 2.6%

         Costco Wholesale Corp...........     2,900     173,159
         CVS Caremark Corp...............     8,981     328,345
         Safeway Inc.....................     2,500      62,150
         SUPERVALU, Inc..................     1,389      23,169
         Sysco Corp......................     3,900     115,050
         The Kroger Co...................     4,300      93,138
         Walgreen Co.....................     6,500     241,085
         Wal-Mart Stores, Inc............    13,900     772,840
         Whole Foods Market, Inc.........     1,100      39,765 /(a)/
                                                      1,848,701

         FOOD PRODUCTS -- 1.8%

         Archer-Daniels-Midland Co.......     4,208     121,611
         Campbell Soup Co................     1,300      45,955
         ConAgra Foods, Inc..............     2,900      72,703
         Dean Foods Co...................     1,200      18,828 /(a)/
         General Mills, Inc..............     2,100     148,659
         HJ Heinz Co.....................     2,100      95,781
         Hormel Foods Corp...............       300      12,603
         Kellogg Co......................     1,700      90,831
         Kraft Foods Inc. (Class A)......    11,426     345,522
         McCormick & Company Inc.........       900      34,524
         Mead Johnson Nutrition Co.
          (Class A)......................     1,346      70,032
         Sara Lee Corp...................     4,606      64,162
         The Hershey Co..................     1,100      47,091
         The JM Smucker Co...............       800      48,208
         Tyson Foods, Inc. (Class A).....     2,000      38,300
                                                      1,254,810

                                                 NUMBER
                                              OF SHARES       VALUE

      GAS UTILITIES -- 0.2%

      EQT CORP...............................       900 $    36,900
      Nicor Inc..............................       200       8,384
      Oneok Inc..............................       700      31,955
      Questar Corp...........................     1,200      51,840
                                                            129,079

      HEALTHCARE EQUIPMENT & SUPPLIES -- 1.9%

      Baxter International Inc...............     3,900     226,980
      Becton Dickinson & Co..................     1,500     118,095
      Boston Scientific Corp.................     9,939      71,760 /(a)/
      CareFusion Corp........................     1,187      31,372 /(a)/
      CR Bard, Inc...........................       650      56,303
      DENTSPLY International Inc.............     1,000      34,850
      Hospira, Inc...........................     1,100      62,315 /(a)/
      Intuitive Surgical, Inc................       240      83,551 /(a)/
      Medtronic, Inc.........................     7,200     324,216
      St Jude Medical, Inc...................     2,200      90,310 /(a)/
      Stryker Corp...........................     1,900     108,718
      Varian Medical Systems, Inc............       800      44,264 /(a)/
      Zimmer Holdings, Inc...................     1,390      82,288 /(a)/
                                                          1,335,022

      HEALTHCARE PROVIDERS & SERVICES -- 2.1%

      Aetna Inc..............................     2,900     101,819
      AmerisourceBergen Corp.................     1,888      54,601
      Cardinal Health, Inc...................     2,375      85,571
      CIGNA Corp.............................     1,800      65,844
      Coventry Health Care, Inc..............     1,000      24,720 /(a)/
      DaVita Inc.............................       700      44,380 /(a)/
      Express Scripts, Inc...................     1,800     183,168 /(a)/
      Humana Inc.............................     1,100      51,447 /(a)/
      Laboratory Corporation of
       America Holdings......................       700      52,997 /(a)/
      McKesson Corp..........................     1,744     114,616
      Medco Health Solutions, Inc............     2,988     192,905 /(a)/
      Patterson Companies, Inc...............       400      12,420
      Quest Diagnostics Inc..................     1,000      58,290
      Tenet Healthcare Corp..................     2,900      16,588 /(a)/
      UnitedHealth Group, Inc................     7,500     245,025 /(a)/
      WellPoint, Inc.........................     2,900     186,702 /(a)/
                                                          1,491,093

      HOTELS RESTAURANTS & LEISURE -- 1.5%

      Carnival Corp..........................     2,900     112,752
      Darden Restaurants, Inc................       950      42,313
      International Game Technology..........     2,000      36,900
      Marriott International, Inc. (Class A).     1,711      53,931
      McDonald's Corp........................     6,989     466,306
      Starbucks Corp.........................     4,900     118,923 /(a)/
      Starwood Hotels & Resorts
       Worldwide, Inc........................     1,200      55,968
      Wyndham Worldwide Corp.................     1,227      31,571
      Wynn Resorts Ltd.......................       400      30,332
      Yum! Brands, Inc.......................     3,100     118,823
                                                          1,067,819

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES       VALUE

       HOUSEHOLD DURABLES -- 0.4%

       DR Horton, Inc.....................     1,800 $    22,680
       Fortune Brands, Inc................     1,000      48,510
       Harman International
        Industries, Inc...................       500      23,390
       Leggett & Platt, Inc...............     1,000      21,640
       Lennar Corp. (Class A).............     1,100      18,931
       Newell Rubbermaid Inc..............     1,815      27,588
       Pulte Homes, Inc...................     2,087      23,479   /(a)/
       Stanley Black & Decker, Inc........     1,055      60,568
       Whirlpool Corp.....................       471      41,095
                                                         287,881

       HOUSEHOLD PRODUCTS -- 2.4%

       Clorox Co..........................       900      57,726
       Colgate-Palmolive Co...............     3,200     272,832
       Kimberly-Clark Corp................     2,700     169,776
       The Procter & Gamble Co............    18,895   1,195,487
                                                       1,695,821

       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%

       Constellation Energy Group, Inc....     1,300      45,643
       NRG Energy, Inc....................     1,700      35,530   /(a)/
       The AES Corp.......................     4,400      48,400   /(a)/
                                                         129,573

       INDUSTRIAL CONGLOMERATES -- 2.4%

       General Electric Co................    69,500   1,264,900 /(h,l)/
       Textron, Inc.......................     1,800      38,214
       3M Co..............................     4,660     389,436
                                                       1,692,550

       INSURANCE -- 3.8%

       AFLAC Inc..........................     3,100     168,299
       American International Group, Inc..       931      31,784   /(a)/
       AON Corp...........................     1,800      76,878
       Assurant, Inc......................       800      27,504
       Berkshire Hathaway Inc.............    10,800     877,716   /(a)/
       Chubb Corp.........................     2,100     108,885
       Cincinnati Financial Corp..........     1,038      29,998
       Genworth Financial, Inc. (Class A).     3,200      58,688   /(a)/
       Hartford Financial Services
        Group, Inc........................     2,500      71,050
       Lincoln National Corp..............     2,022      62,075
       Loews Corp.........................     2,305      85,930
       Marsh & McLennan Companies, Inc....     3,500      85,470
       MetLife, Inc.......................     5,421     234,946
       Principal Financial Group, Inc.....     2,100      61,341
       Prudential Financial, Inc..........     3,000     181,500
       The Allstate Corp..................     3,500     113,085
       The Progressive Corp...............     4,500      85,905
       The Travelers Companies, Inc.......     3,376     182,101
       Torchmark Corp.....................       500      26,755
       Unum Group.........................     2,146      53,156
       XL Capital Ltd.....................     2,300      43,470
                                                       2,666,536

                                                NUMBER
                                             OF SHARES       VALUE

       INTERNET & CATALOG RETAIL -- 0.6%

       Amazon.com, Inc......................     2,217 $   300,913 /(a)/
       Expedia, Inc.........................     1,400      34,944
       priceline.com Inc....................       300      76,500 /(a)/
                                                           412,357

       INTERNET SOFTWARE & SERVICES -- 1.9%

       Akamai Technologies, Inc.............     1,100      34,551 /(a)/
       eBay Inc.............................     7,400     199,430 /(a)/
       Google Inc. (Class A)................     1,571     890,773 /(a)/
       Monster Worldwide, Inc...............       500       8,305 /(a)/
       VeriSign, Inc........................     1,300      33,813 /(a)/
       Yahoo! Inc...........................     7,900     130,587 /(a)/
                                                         1,297,459

       IT SERVICES -- 1.5%

       Automatic Data Processing, Inc.......     3,300     146,751
       Cognizant Technology Solutions Corp.
        (Class A)...........................     1,900      96,862 /(a)/
       Computer Sciences Corp...............     1,000      54,490 /(a)/
       Fidelity National Information
        Services, Inc.......................     2,200      51,568
       Fiserv, Inc..........................     1,000      50,760 /(a)/
       Mastercard Inc. (Class A)............       620     157,480
       Paychex, Inc.........................     2,100      64,470
       SAIC, Inc............................     2,000      35,400 /(a)/
       The Western Union Co.................     4,550      77,168
       Total System Services, Inc...........     1,338      20,953
       Visa, Inc. (Class A).................     2,900     263,987
                                                         1,019,889

       LEISURE EQUIPMENT & PRODUCTS -- 0.1%

       Eastman Kodak Co.....................     1,100       6,369
       Hasbro, Inc..........................       850      32,538
       Mattel, Inc..........................     2,400      54,576
                                                            93,483

       LIFE SCIENCES TOOLS & SERVICES -- 0.4%

       Life Technologies Corp...............     1,185      61,940 /(a)/
       Millipore Corp.......................       300      31,680 /(a)/
       PerkinElmer, Inc.....................       500      11,950
       Thermo Fisher Scientific, Inc........     2,700     138,888 /(a)/
       Waters Corp..........................       600      40,524 /(a)/
                                                           284,982

       MACHINERY -- 1.7%

       Caterpillar Inc......................     4,100     257,685
       Cummins Inc..........................     1,300      80,535
       Danaher Corp.........................     1,750     139,843
       Deere & Co...........................     2,800     166,488
       Dover Corp...........................     1,200      56,100
       Eaton Corp...........................     1,100      83,347
       Flowserve Corp.......................       300      33,081
       Illinois Tool Works Inc..............     2,500     118,400
       PACCAR Inc...........................     2,425     105,099
       Pall Corp............................       800      32,392

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE

        Parker Hannifin Corp...............     1,050 $    67,977
        Snap-On Inc........................       400      17,336
                                                        1,158,283

        MEDIA -- 3.0%

        CBS Corp. (Class B)................     4,450      62,033
        Comcast Corp. (Class A)............    18,388     346,062
        DIRECTV (Class A)..................     6,000     202,860 /(a)/
        Discovery Communications, Inc.
         (Series A)........................     1,900      64,201 /(a)/
        Gannett Company Inc................     1,600      26,432
        Interpublic Group of
         Companies, Inc....................     3,200      26,624 /(a)/
        Meredith Corp......................       100       3,441
        News Corp. (Class A)...............    14,900     214,709
        Omnicom Group Inc..................     2,100      81,501
        Scripps Networks Interactive, Inc.
         (Class A).........................       600      26,610
        The McGraw-Hill Companies, Inc.....     2,100      74,865
        The New York Times Co. (Class A)...       500       5,565 /(a)/
        The Walt Disney Co.................    12,700     443,357
        The Washington Post Co. (Class B)..        40      17,767
        Time Warner Cable Inc..............     2,299     122,560
        Time Warner Inc....................     7,483     233,993
        Viacom, Inc. (Class B).............     4,050     139,239 /(a)/
                                                        2,091,819

        METALS & MINING -- 1.1%

        AK Steel Holding Corp..............       700      16,002
        Alcoa Inc..........................     6,484      92,332
        Allegheny Technologies Inc.........       600      32,394
        Cliffs Natural Resources Inc.......       900      63,855
        Freeport-McMoRan Copper &
         Gold Inc..........................     2,774     231,740
        Newmont Mining Corp................     3,200     162,976
        Nucor Corp.........................     2,100      95,298
        Titanium Metals Corp...............       300       4,977 /(a)/
        United States Steel Corp...........       980      62,250
                                                          761,824

        MULTILINE RETAIL -- 0.9%

        Big Lots, Inc......................       500      18,210 /(a)/
        Family Dollar Stores, Inc..........       900      32,949
        JC Penney Company Inc..............     1,600      51,472
        Kohl's Corp........................     2,000     109,560 /(a)/
        Macy's, Inc........................     2,782      60,564
        Nordstrom, Inc.....................     1,100      44,935
        Sears Holdings Corp................       289      31,336 /(a)/
        Target Corp........................     4,900     257,740
                                                          606,766

        MULTI-UTILITIES -- 1.3%

        Ameren Corp........................     1,600      41,728
        Centerpoint Energy, Inc............     2,600      37,336
        CMS Energy Corp....................     1,500      23,190
        Consolidated Edison, Inc...........     1,900      84,626
        Dominion Resources, Inc............     3,900     160,329

                                                NUMBER
                                             OF SHARES       VALUE

       DTE Energy Co........................     1,100 $    49,060
       Integrys Energy Group, Inc...........       494      23,406
       NiSource Inc.........................     1,847      29,183
       PG&E Corp............................     2,400     101,808
       Public Service Enterprise Group Inc..     3,300      97,416
       SCANA Corp...........................       700      26,313
       Sempra Energy........................     1,650      82,335
       TECO Energy, Inc.....................     1,400      22,246
       Wisconsin Energy Corp................       800      39,528
       Xcel Energy, Inc.....................     3,015      63,918
                                                           882,422

       OFFICE ELECTRONICS -- 0.1%

       Xerox Corp...........................     8,974      87,496

       OIL, GAS & CONSUMABLE FUELS -- 9.0%

       Anadarko Petroleum Corp..............     3,174     231,162
       Apache Corp..........................     2,162     219,443
       Cabot Oil & Gas Corp.................       700      25,760
       Chesapeake Energy Corp...............     4,300     101,652
       Chevron Corp.........................    13,114     994,435
       ConocoPhillips.......................     9,716     497,168
       Consol Energy Inc....................     1,200      51,192
       Denbury Resources, Inc...............     2,600      43,862 /(a)/
       Devon Energy Corp....................     2,878     185,430
       El Paso Corp.........................     4,683      50,764
       EOG Resources, Inc...................     1,650     153,351
       Exxon Mobil Corp.....................    30,816   2,064,056 /(h)/
       Hess Corp............................     1,950     121,973
       Marathon Oil Corp....................     4,682     148,138
       Massey Energy Co.....................       600      31,374
       Murphy Oil Corp......................     1,300      73,047
       Noble Energy, Inc....................     1,160      84,680
       Occidental Petroleum Corp............     5,300     448,062
       Peabody Energy Corp..................     1,800      82,260
       Pioneer Natural Resources Co.........       800      45,056
       Range Resources Corp.................     1,000      46,870
       Southwestern Energy Co...............     2,300      93,656 /(a)/
       Spectra Energy Corp..................     4,254      95,843
       Sunoco, Inc..........................       800      23,768
       Tesoro Corp..........................       500       6,950
       The Williams Companies Inc...........     3,900      90,090
       Valero Energy Corp...................     3,700      72,890
       XTO Energy Inc.......................     3,857     181,973
                                                         6,264,905

       PAPER & FOREST PRODUCTS -- 0.2%

       International Paper Co...............     2,875      70,754
       MeadWestvaco Corp....................     1,100      28,105
       Weyerhaeuser Co......................     1,445      65,415
                                                           164,274

       PERSONAL PRODUCTS -- 0.2%

       Avon Products, Inc...................     2,800      94,836
       The Estee Lauder Companies Inc.
        (Class A)...........................       800      51,896
                                                           146,732

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES       VALUE

      PHARMACEUTICALS -- 6.0%

      Abbott Laboratories....................    10,100 $   532,068 /(h)/
      Allergan, Inc..........................     2,000     130,640
      Bristol-Myers Squibb Co................    11,276     301,069
      Eli Lilly & Co.........................     6,700     242,674 /(h)/
      Forest Laboratories, Inc...............     2,000      62,720 /(a)/
      Johnson & Johnson......................    17,968   1,171,514 /(h)/
      King Pharmaceuticals, Inc..............     1,666      19,592 /(a)/
      Merck & Company Inc....................    20,275     757,271
      Mylan Inc..............................     2,000      45,420 /(a)/
      Pfizer Inc.............................    52,592     901,953 /(h)/
      Watson Pharmaceuticals, Inc............       700      29,239 /(a)/
                                                          4,194,160

      PROFESSIONAL SERVICES -- 0.1%

      Dun & Bradstreet Corp..................       300      22,326
      Equifax Inc............................       800      28,640
      Robert Half International Inc..........     1,000      30,430
                                                             81,396

      REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 1.2%

      Apartment Investment & Management
       Co. (Class A) (REIT)..................       805      14,820
      AvalonBay Communities, Inc. (REIT).....       545      47,061
      Boston Properties, Inc. (REIT).........       900      67,896
      Equity Residential (REIT)..............     1,800      70,470
      HCP, Inc. (REIT).......................     1,900      62,700
      Health Care REIT, Inc. (REIT)..........       800      36,184
      Host Hotels & Resorts, Inc. (REIT).....     4,157      60,900
      Kimco Realty Corp. (REIT)..............     2,700      42,228
      Plum Creek Timber Company,
       Inc. (REIT)...........................     1,100      42,801
      ProLogis (REIT)........................     3,100      40,920
      Public Storage (REIT)..................       890      81,871
      Simon Property Group, Inc. (REIT)......     1,850     155,215
      Ventas, Inc. (REIT)....................     1,000      47,480
      Vornado Realty Trust (REIT)............     1,036      78,425
                                                            848,971

      REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

      CB Richard Ellis Group, Inc. (Class A).     1,800      28,530 /(a)/

      ROAD & RAIL -- 0.7%

      CSX Corp...............................     2,600     132,340
      Norfolk Southern Corp..................     2,400     134,136
      Ryder System, Inc......................       200       7,752
      Union Pacific Corp.....................     3,290     241,157
                                                            515,385

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

      Advanced Micro Devices, Inc............     3,700      34,299 /(a)/
      Altera Corp............................     2,000      48,620
      Analog Devices, Inc....................     1,900      54,758
      Applied Materials, Inc.................     8,800     118,624
      Broadcom Corp. (Class A)...............     2,800      92,904
      Intel Corp.............................    36,000     801,360 /(h)/

                                              NUMBER
                                           OF SHARES       VALUE

        Kla-Tencor Corp...................     1,100 $    34,012
        Linear Technology Corp............     1,500      42,420
        LSI Corp..........................     4,300      26,316 /(a)/
        MEMC Electronic Materials, Inc....     1,500      22,995 /(a)/
        Microchip Technology Inc..........     1,200      33,792
        Micron Technology, Inc............     5,600      58,184 /(a)/
        National Semiconductor Corp.......     1,600      23,120
        Novellus Systems, Inc.............       400      10,000 /(a)/
        Nvidia Corp.......................     3,700      64,306 /(a)/
        Teradyne, Inc.....................       700       7,819 /(a)/
        Texas Instruments Inc.............     8,000     195,760
        Xilinx, Inc.......................     1,800      45,900
                                                       1,715,189

        SOFTWARE -- 4.0%

        Adobe Systems Inc.................     3,500     123,795 /(a)/
        Autodesk, Inc.....................     1,500      44,130 /(a)/
        BMC Software, Inc.................     1,200      45,600 /(a)/
        CA, Inc...........................     2,650      62,195
        Citrix Systems, Inc...............     1,200      56,964 /(a)/
        Compuware Corp....................     1,000       8,400 /(a)/
        Electronic Arts, Inc..............     2,200      41,052 /(a)/
        Intuit, Inc.......................     2,100      72,114 /(a)/
        McAfee, Inc.......................     1,000      40,130 /(a)/
        Microsoft Corp....................    49,700   1,454,719 /(h)/
        Novell, Inc.......................     1,400       8,386 /(a)/
        Oracle Corp.......................    25,407     652,706
        Red Hat, Inc......................     1,200      35,124 /(a)/
        Salesforce.com, Inc...............       700      52,115 /(a)/
        Symantec Corp.....................     5,359      90,674 /(a)/
                                                       2,788,104

        SPECIALTY RETAIL -- 2.0%

        Abercrombie & Fitch Co. (Class A).       600      27,384
        AutoNation, Inc...................       468       8,461 /(a)/
        AutoZone, Inc.....................       180      31,156 /(a)/
        Bed Bath & Beyond, Inc............     1,700      74,392 /(a)/
        Best Buy Company Inc..............     2,250      95,715
        GameStop Corp. (Class A)..........     1,100      24,101 /(a)/
        Home Depot, Inc...................    11,000     355,850
        Lowe's Companies, Inc.............     9,700     235,128
        Ltd Brands, Inc...................     1,726      42,494
        Office Depot, Inc.................     1,100       8,778 /(a)/
        O'Reilly Automotive, Inc..........       900      37,539 /(a)/
        RadioShack Corp...................       800      18,104
        Ross Stores, Inc..................       800      42,776
        Staples, Inc......................     4,750     111,103
        The Gap Inc.......................     3,162      73,074
        The Sherwin-Williams Co...........       600      40,608
        Tiffany & Co......................       800      37,992
        TJX Companies, Inc................     2,800     119,056
        Urban Outfitters, Inc.............       900      34,227 /(a)/
                                                       1,417,938

        TEXTILES APPAREL & LUXURY GOODS -- 0.5%

        Coach, Inc........................     2,100      82,992
        NIKE, Inc. (Class B)..............     2,500     183,750
        Polo Ralph Lauren Corp. (Class A).       400      34,016

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

        VF Corp..........................       550 $    44,083
                                                        344,841

        THRIFTS & MORTGAGE FINANCE -- 0.1%

        Hudson City Bancorp, Inc.........     3,100      43,896
        People's United Financial, Inc...     2,500      39,100
                                                         82,996

        TOBACCO -- 1.5%

        Altria Group, Inc................    13,700     281,124   /(h)/
        Lorillard, Inc...................     1,016      76,444
        Philip Morris International Inc..    12,200     636,352
        Reynolds American Inc............     1,100      59,378
                                                      1,053,298

        TRADING COMPANIES & DISTRIBUTORS -- 0.1%

        Fastenal Co......................       900      43,191
        WW Grainger, Inc.................       350      37,842
                                                         81,033

        WIRELESS TELECOMMUNICATION SERVICES -- 0.3%

        American Tower Corp. (Class A)...     2,700     115,047   /(a)/
        MetroPCS Communications, Inc.....       900       6,372   /(a)/
        Sprint Nextel Corp. (Series 1)...    19,601      74,484   /(a)/
                                                        195,903

        TOTAL COMMON STOCK
         (COST $72,824,332)..............            68,865,540
        ----------------------------------------------------------------
        OTHER INVESTMENTS -- 0.0%*
        ----------------------------------------------------------------
        GEI Investment Fund
         (COST $35,828)..................                29,738   /(k)/

        TOTAL INVESTMENTS IN SECURITIES
         (COST $72,860,160)..............            68,895,278
        ----------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 1.8%
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS -- 1.7%
        GE Money Market Fund
         Institutional Class 0.00%.......             1,163,455 /(d,k)/

                                                       PRINCIPAL
                                                          AMOUNT        VALUE

                U.S. TREASURIES -- 0.1%

                U.S. Cash Management Bill
                 0.13%                 06/17/10....... $110,000  $   109,968  /(d)/

                TOTAL SHORT-TERM INVESTMENTS
                 (COST $1,273,423)....................             1,273,423

                TOTAL INVESTMENTS
                 (COST $74,133,583)...................            70,168,701

                LIABILITIES IN EXCESS OF OTHER ASSETS,
                 NET -- (0.4)%........................              (282,089)
                                                                 -----------

                NET ASSETS -- 100.0%..................           $69,886,612
                                                                 ===========
                --------------------------------------------------------------------
                OTHER INFORMATION
                --------------------------------------------------------------------

The GE Institutional S&P 500 Index Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS   VALUE    APPRECIATION
          ------------------------------------------------------------
          S&P 500 EMini
           Index Futures  June 2010     22     $1,281,720   $20,354

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Core Value Equity Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



[PHOTO]


Stephen V. Gelhaus
Vice President

[PHOTO]


Paul C. Reinhardt
Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED
   MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Core Value Equity Fund returned 9.80% for the Investment Class shares and 9.64% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 11.75% and the Fund's Morningstar peer group of 2,066 Large Blend Funds returned an average of 10.85% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

   In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4th quarter 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. Financials and cyclical sectors put up the best 4th quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

   The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Following last year's outperformance, the Fund struggled to keep pace in an investing environment favoring small-cap, low quality companies during the first half of the fiscal period. Although the Fund delivered strong absolute returns, it lagged during the period. The key contributions came from strong stock selection among materials and utilities stocks, although our consumer discretionary, financials, technology stock selections weighed most on returns. The Fund's materials holdings delivered a 27%

Core Value Equity Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   return versus a 10% return for the benchmark sector, driven by strength in Allegheny Technologies (+56%) and Potash Corp (+32%). Both companies benefited from strong fundamentals and improving end market demand, as global economic activity picked up. Freeport McMoRan (+22%) also rallied along with the prices of the gold and copper that it mines. Similarly, many of our cyclically-oriented industrials also contributed nicely to Fund performance, including agricultural equipment manufacturer, Deere (+40%) and Eaton (+36%) in the trucking industry.

   In terms of negative drivers, underweighting consumer discretionary hurt Fund performance, as the sector's benchmark performance was 21%. In addition, the Fund's emphasis on the less cyclical media stocks hurt Fund performance as investors flocked to industries more leveraged to the improving employment and consumer spending trends (e.g., retail, autos and leisure). Global marketing giant Omnicom (+6%) was a relative underperformer, yet is well-positioned for a rebound in global advertisement spending. Within financials, Ace (-1%) and State Street (-14%) detracted most from returns. In general, custody banks like State Street lagged as low trading volumes and low interest rates dampened the industry profit outlook. However, we believe a reversal in these cyclical factors could create tailwinds as activity returns, rates increase and market values rise. Within technology, Western Union (-10%) weighed most on returns. Despite disappointing margins in the company's most recent quarterly earnings report, management has articulated a credible strategy for growing Western Union's market share in a rebounding global remittance market. Not owning Apple (+27%) also detracted from Fund performance, although the Fund's relative value discipline made ownership in this growth company unlikely during the period. Other holdings which dragged on returns included Boston Scientific (-33%), Molson Coors (-13%) and Amgen (-1%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in a slow-growth economic environment. The biggest change in positioning included initiating an overweight in health care stocks, taking advantage of attractive valuations in the sector, and with increasing confidence as the clouds of health care reform parted. We also became overweight in utilities. We reduced our financials exposure meaningfully, with an approximately market-weighted position at the end of the period. As smaller-capitalized and more cyclical stocks outperformed, the valuation of large cap, multinational companies became even more compelling. This development presented us the opportunity to add to consumer staple stocks. While these companies have minimal cyclical leverage to a V-shaped recovery, they have above-average long-term growth rates, business development opportunities, and strong management teams.

Core Value Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,097.98                 2.14
    Service Class                 1,000.00                 1,096.36                 3.45
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,022.63                 2.07
    Service Class                 1,000.00                 1,021.41                 3.33
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.41% for Investment Class Shares and 0.65% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 9.80% for Investment Class shares, and 9.64% for Service Class shares.

Core Value Equity Fund                             (unaudited)
---------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                        SIX    ONE   THREE  FIVE   TEN
                                       MONTHS  YEAR  YEAR   YEAR   YEAR
       -----------------------------------------------------------------
       Number of Funds in peer group   2,066  1,999  1,764  1,387  724
       -----------------------------------------------------------------
       Morningstar peer group average
        annual total return            10.85% 49.52% -4.27% 1.76% -1.06%
       -----------------------------------------------------------------

Morningstar Category in peer group: Large Blend
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, three-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 2,066, 1,999, 1,764, 1,387 and 724 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                  --------------------------------------------
                  International Business Machines Corp.  3.50%
                  --------------------------------------------
                  The Procter & Gamble Co.               2.89%
                  --------------------------------------------
                  Microsoft Corp.                        2.59%
                  --------------------------------------------
                  Time Warner Inc.                       2.57%
                  --------------------------------------------
                  Bank of America Corp.                  2.47%
                  --------------------------------------------
                  PepsiCo, Inc.                          2.34%
                  --------------------------------------------
                  Hewlett-Packard Co.                    2.12%
                  --------------------------------------------
                  Omnicom Group Inc.                     2.01%
                  --------------------------------------------
                  JPMorgan Chase & Co.                   2.00%
                  --------------------------------------------
                  Exxon Mobil Corp.                      1.98%
                  --------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $135,628 (in thousands) as of March 31, 2010


                                    [CHART]

Financials                   16.7%
Information Technology       16.2%
Health Care                  13.9%
Consumer Staples             13.1%
Energy                       11.4%
Industrials                   9.7%
Consumer Discretionary        7.5%
Materials                     4.3%
Utilities                     3.9%
Telecommunication Services    2.9%
Short-Term                    0.4%
Other Investments             0.0%*




 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]
         GE Institutional
           Value Equity          S&P 500 Index
         ------------------     ---------------
02/02/00     10,000.00             10,000.00
   09/00     10,389.99             10,377.68
   09/01      8,763.60              7,611.15
   09/02      7,304.47              6,051.63
   09/03      8,774.53              7,530.64
   09/04      9,948.62              8,575.37
   09/05     11,091.16              9,625.97
   09/06     12,468.38             10,665.16
   09/07     14,830.36             12,418.76
   09/08     12,602.84              9,689.63
   09/09     11,939.12              9,020.32
   03/10     13,108.86             10,080.24





--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 2/2/00)
--------------------------------------------------------------------------------

                          SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                         MONTHS  YEAR  YEAR   YEAR  $10,000 INVESTMENT (A)
      --------------------------------------------------------------------
      Core Value Equity
       Fund               9.80%  9.80% 4.15%  2.20%        $13,109
      --------------------------------------------------------------------
      S&P 500 Index      11.75% 49.77% 1.92% -0.68%        $10,080
      --------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

            GE Institutional
              Value Equity        S&P 500 Index
           -------------------   ----------------
09/30/05          10,000.00           10,000.00
   09/06          11,216.18           11,079.57
   09/07          13,311.93           12,901.30
   09/08          11,290.54           10,066.13
   09/09          10,669.80            9,370.81
   03/10          11,697.95           10,471.92



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                          SIX    ONE   THREE    SINCE     ENDING VALUE OF A
                         MONTHS  YEAR  YEAR   INCEPTION $10,000 INVESTMENT (A)
 -----------------------------------------------------------------------------
 Core Value Equity Fund   9.64% 46.80% -1.03%   3.55%          $11,698
 -----------------------------------------------------------------------------
 S&P 500 Index**         11.75% 49.77% -4.16%   1.03%          $10,472
 -----------------------------------------------------------------------------

                                    [GRAPHIC]



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Less than 0.1%
**Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE VALUE EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                            CORE VALUE EQUITY FUND


                                             NUMBER
                                          OF SHARES        VALUE
      COMMON STOCK -- 97.6%+
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 3.1%

      Honeywell International Inc........    41,096 $  1,860,416
      ITT Corp...........................    26,370    1,413,696
      Rockwell Collins, Inc..............    14,384      900,295
                                                       4,174,407

      BEVERAGES -- 2.9%

      Molson Coors Brewing Co. (Class B).    18,160      763,810
      PepsiCo, Inc.......................    47,945    3,172,041
                                                       3,935,851

      BIOTECHNOLOGY -- 1.7%

      Amgen Inc..........................    37,671    2,251,219 /(a,h)/

      CAPITAL MARKETS -- 5.5%

      Ameriprise Financial, Inc..........    38,356    1,739,828
      Morgan Stanley.....................    30,137      882,713
      State Street Corp..................    18,835      850,212   /(e)/
      The Bank of New York Mellon Corp...    67,123    2,072,758
      The Charles Schwab Corp............    24,657      460,839
      The Goldman Sachs Group, Inc.......     8,562    1,460,934
                                                       7,467,284

      CHEMICALS -- 1.0%

      Potash Corp of Saskatchewan Inc....    11,644    1,389,711

      COMMERCIAL BANKS -- 0.9%

      Regions Financial Corp.............    36,986      290,340
      US Bancorp.........................    37,670      974,900
                                                       1,265,240

      COMMUNICATIONS EQUIPMENT -- 0.9%

      Cisco Systems, Inc.................    45,205    1,176,686 /(a,h)/

      COMPUTERS & PERIPHERALS -- 5.6%

      Hewlett-Packard Co.................    54,109    2,875,893
      International Business
       Machines Corp.....................    36,986    4,743,454   /(h)/
                                                       7,619,347

      DIVERSIFIED FINANCIAL SERVICES -- 4.5%

      Bank of America Corp...............   187,982    3,355,479
      JPMorgan Chase & Co................    60,616    2,712,566
                                                       6,068,045

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%

      AT&T Inc...........................    78,767    2,035,339
      Verizon Communications Inc.........    34,246    1,062,311
                                                       3,097,650

                                                NUMBER
                                             OF SHARES        VALUE

             ELECTRIC UTILITIES -- 2.4%

             Edison International...........    47,945 $  1,638,281
             Entergy Corp...................    10,274      835,790
             Northeast Utilities............    29,109      804,573
                                                          3,278,644

             ELECTRICAL EQUIPMENT -- 1.3%

             ABB Ltd. ADR...................    82,191    1,795,051

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%

             Corning Inc....................    62,671    1,266,581

             ENERGY EQUIPMENT & SERVICES -- 2.4%

             Halliburton Co.................    52,397    1,578,722
             National Oilwell Varco, Inc....    11,987      486,432
             Schlumberger Ltd...............    18,836    1,195,333
                                                          3,260,487

             FOOD & STAPLES RETAILING -- 0.2%

             Safeway Inc....................    13,014      323,528

             FOOD PRODUCTS -- 3.4%

             Archer-Daniels-Midland Co......    30,822      890,756
             Kraft Foods Inc. (Class A).....    50,684    1,532,684
             McCormick & Company Inc........    40,754    1,563,323
             Nestle S.A. ADR................    13,014      666,317
                                                          4,653,080

             HEALTHCARE EQUIPMENT & SUPPLIES -- 3.1%

             Baxter International Inc.......    25,684    1,494,809
             Becton Dickinson & Co..........    16,438    1,294,164
             Covidien PLC...................    28,366    1,426,242
                                                          4,215,215

             HEALTHCARE PROVIDERS & SERVICES -- 2.0%

             Cardinal Health, Inc...........    37,672    1,357,322
             McKesson Corp..................     8,219      540,153
             Omnicare, Inc..................    30,821      871,926
                                                          2,769,401

             HOUSEHOLD PRODUCTS -- 4.6%

             Clorox Co......................    23,630    1,515,628
             Kimberly-Clark Corp............    11,986      753,680
             The Procter & Gamble Co........    61,986    3,921,854
                                                          6,191,162

             INDUSTRIAL CONGLOMERATES -- 0.4%

             Siemens AG ADR.................     5,113      511,147

             INSURANCE -- 5.4%

             ACE Ltd........................    34,246    1,791,066
             AON Corp.......................    22,603      965,374
             MetLife, Inc...................    12,671      549,161
             PartnerRe Ltd..................     9,627      767,464

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

CORE VALUE EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES        VALUE

         Principal Financial Group, Inc..    39,041 $  1,140,388
         Prudential Financial, Inc.......    34,246    2,071,883
                                                       7,285,336

         IT SERVICES -- 1.6%

         Accenture PLC...................    10,342      433,847
         The Western Union Co............   102,739    1,742,453
                                                       2,176,300

         LIFE SCIENCES TOOLS & SERVICES -- 1.0%

         Life Technologies Corp..........    11,644      608,632 /(a)/
         Thermo Fisher Scientific, Inc...    14,726      757,505 /(a)/
                                                       1,366,137

         MACHINERY -- 2.2%

         Deere & Co......................    26,712    1,588,296
         Eaton Corp......................    18,836    1,427,204 /(h)/
                                                       3,015,500

         MEDIA -- 5.5%

         Omnicom Group Inc...............    70,205    2,724,656
         The Walt Disney Co..............    37,671    1,315,095
         Time Warner Inc.................   111,301    3,480,382
                                                       7,520,133

         METALS & MINING -- 2.8%

         Allegheny Technologies Inc......    25,342    1,368,215
         Barrick Gold Corp...............    20,548      787,810
         Freeport-McMoRan Copper &
          Gold Inc.......................    19,520    1,630,701
                                                       3,786,726

         MULTILINE RETAIL -- 0.3%

         Target Corp.....................     7,534      396,288

         MULTI-UTILITIES -- 1.4%

         Dominion Resources, Inc.........    47,945    1,971,019

         OIL, GAS & CONSUMABLE FUELS -- 9.0%

         Apache Corp.....................    13,699    1,390,449
         Chesapeake Energy Corp..........    10,959      259,071
         Chevron Corp....................    35,274    2,674,827
         Devon Energy Corp...............    20,548    1,323,908
         Exxon Mobil Corp................    40,068    2,683,755 /(h)/
         Hess Corp.......................     6,849      428,405
         Marathon Oil Corp...............    61,643    1,950,384
         Occidental Petroleum Corp.......    16,096    1,360,756
         Suncor Energy Inc...............     4,794      155,997
                                                      12,227,552

         PAPER & FOREST PRODUCTS -- 0.5%

         Weyerhaeuser Co.................    13,699      620,154

         PERSONAL PRODUCTS -- 0.5%

         Avon Products, Inc..............    19,178      649,559

                                             NUMBER
                                          OF SHARES        VALUE

      PHARMACEUTICALS -- 6.1%

      Abbott Laboratories................    18,836 $    992,280
      Bristol-Myers Squibb Co............    88,013    2,349,947
      Johnson & Johnson..................    41,096    2,679,459
      Merck & Company Inc................     5,137      191,867
      Pfizer Inc.........................   119,862    2,055,633
                                                       8,269,186

      ROAD & RAIL -- 1.2%

      Union Pacific Corp.................    21,918    1,606,589

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.5%

      Intel Corp.........................    85,616    1,905,812
      Kla-Tencor Corp....................     6,164      190,591
      Microchip Technology Inc...........    18,836      530,422
      Nvidia Corp........................    13,699      238,089   /(a)/
      Taiwan Semiconductor
       Manufacturing Company
       Ltd. ADR..........................    78,767      826,266
      Texas Instruments Inc..............    40,753      997,226
                                                       4,688,406

      SOFTWARE -- 3.8%

      Microsoft Corp.....................   119,862    3,508,361   /(h)/
      Oracle Corp........................    61,986    1,592,420   /(h)/
                                                       5,100,781

      SPECIALTY RETAIL -- 1.5%

      Bed Bath & Beyond, Inc.............    18,836      824,263   /(a)/
      Lowe's Companies, Inc..............    49,315    1,195,396
                                                       2,019,659

      TEXTILES APPAREL & LUXURY GOODS -- 0.1%

      NIKE, Inc. (Class B)...............     2,740      201,390

      TOBACCO -- 1.5%

      Altria Group, Inc..................    10,274      210,822
      Philip Morris International Inc....    35,959    1,875,621
                                                       2,086,443

      WIRELESS TELECOMMUNICATION SERVICES -- 0.6%

      American Tower Corp. (Class A).....    18,836      802,602   /(a)/

      TOTAL COMMON STOCK
       (COST $111,711,609)...............            132,499,496
      -------------------------------------------------------------------
      EXCHANGE TRADED FUNDS -- 1.9%
      -------------------------------------------------------------------
      Financial Select Sector SPDR Fund..    31,754      507,111   /(n)/
      Industrial Select Sector SPDR Fund.    64,759    2,022,424 /(h,n)/

      TOTAL EXCHANGE TRADED FUNDS
       (COST $2,372,901).................              2,529,535

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

CORE VALUE EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                      VALUE
            --------------------------------------------------------
            OTHER INVESTMENTS -- 0.0%*
            --------------------------------------------------------
            GEI Investment Fund
             (COST $25,725).................   $     21,352   /(k)/

            TOTAL INVESTMENTS IN SECURITIES
             (COST $114,110,235)............    135,050,383
            --------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 0.4%
            --------------------------------------------------------
            GE Money Market Fund
             Institutional Class 0.00%
             (COST $577,644)................        577,644 /(d,k)/

            TOTAL INVESTMENTS
             (COST $114,687,878)............    135,628,027

            OTHER ASSETS AND LIABILITIES,
             NET -- 0.1%....................         83,831
                                               ------------

            NET ASSETS -- 100.0%............   $135,711,858
                                               ============
            --------------------------------------------------------
            OTHER INFORMATION
            --------------------------------------------------------

The GE Institutional Core Value Equity Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS   VALUE    APPRECIATION
          ------------------------------------------------------------
          S&P 500 EMini
           Index Futures  June 2010      3     $(174,780)     $224

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Premier Growth Equity Fund

--------------------------------------------------------------------------------

[PHOTO]


David B. Carlson Co-Chief Investment Officer - U.S. Equities
The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Premier Growth Equity Fund returned 11.16% for the Investment Class shares and 11.00% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, returned 11.75% and 12.95% respectively, and the Fund's Morningstar peer group of 1,837 Large Growth Funds returned an average of 11.37% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

   In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4th quarter 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. Financials and cyclical sectors put up the best 4th quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

   The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The cyclically-leveraged consumer discretionary stocks were the top performers, with particular strength among the Fund's media and specialty retail holdings. Liberty Global (+29%) was the top-contributing stock, rallying sharply on the sale of its stake to Japanese broadband company, Jupiter Telecommunications. The $4 billion cash sale represented a substantial premium, and allows the company to potentially redirect its capital to more strategic opportunities in core markets, while focusing on stock buyback initiatives. Other strong stocks within consumer discretionary included DirecTV (+16%) and Bed Bath & Beyond (+17%), and PepsiCo (+14%) put in a strong showing in the consumer products space. A final global, consumer-oriented stock that rallied was Baidu (+53%), the leader in Chinese Internet search -- benefitting during the period from its rival's, Google, friction with the Chinese government over censorship.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




   The main detractors from Fund performance were financials stocks. In a volatile six-month period for financials, the Fund was light on outperforming asset managers (levered to rising markets), commercial banks and REITs. In general, custody banks like State Street (-14%) lagged as low trading volumes and low interest rates dampened the industry profit outlook. However, we believed these temporary cyclical factors could reverse and create tailwinds as activity returns, rates increase and market values rise. Goldman Sachs (-7%) -- one of the top-performing holdings in calendar 2009 -- also took a breather as investor appetite increased for financials further out on the risk spectrum. Notwithstanding strong contributions from Visa (+32%) and Baidu (+53%), the Fund's technology selections pressured returns, with the greatest drags coming from Western Union (-10%) and Qualcomm (-6%). While both technology companies provided disappointing outlooks over the period, by the end of March 2010, Western Union and Qualcomm had rebounded amid improving fundamentals. In materials, expectations got ahead of themselves for Monsanto (-7%), pressuring the stock after a breathtaking +24% rally in the first half of the period. While expectations reset in the last three months, the company also encountered a tough seed-pricing environment following 2009's ideal planting season. Additionally, it seemed steady growth stocks like Monsanto became sources of cash to fund more cyclical positions, as the economic recovery took hold. Despite these challenges, we held Monsanto as long-term fundamentals remained intact in our view. One final weak spot was biotech giant, Amgen (-1%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We consistently employed our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth. We ended the period with 36 stocks in the portfolio, consistent with our history. The portfolio's largest sector weighting remained technology at approximately 32% of the portfolio -- as we continued to like the financial condition, global business models and valuations in the tech sector. There were few changes in the portfolio during the period, although we initiated a switch within technology, beginning a position in Apple and eliminating Molex. During the six-month period, DirecTV completed its merger transaction with Liberty Media Entertainment, and we continued to hold the shares of DirecTV in lieu of our position in Liberty Media at March 31, 2010. We continued to trade around market volatility to add to core holdings when we believed they indicated value (e.g., Goldman Sachs, CME, RIMM, Microsoft), and trimmed some positions as they outperformed (Carnival, Lincare and Liberty Global). On the margin, we modestly decreased our exposure within financials and consumer discretionary, and added to our holdings within healthcare (e.g., Medtronic and Gilead).

Premier Growth Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,111.60                 2.00
    Service Class                 1,000.00                 1,110.04                 3.31
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,022.78                 1.92
    Service Class                 1,000.00                 1,021.56                 3.18
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.38% for Investment Class Shares and 0.63% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 11.16% for Investment Class shares, and 11.00% for Service Class shares.

Premier Growth Equity Fund                         (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Growth Peer Group
Based on average annual returns for periods ended 3/31/10

                                     SIX MONTHS ONE YEAR FIVE YEAR TEN YEAR
     ----------------------------------------------------------------------
     Number of Funds in peer group     1,837     1,760     1,265     715
     ----------------------------------------------------------------------
     Morningstar peer group average
      annual total return              11.37%    47.99%    2.38%    -3.81%
     ----------------------------------------------------------------------

Morningstar Category in peer group: Large Growth
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1,837, 1,760, 1,265 and 715 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                     --------------------------------------
                     Liberty Global, Inc. (Series C)  3.95%
                     --------------------------------------
                     PepsiCo, Inc.                    3.90%
                     --------------------------------------
                     Amgen Inc.                       3.87%
                     --------------------------------------
                     QUALCOMM Inc.                    3.86%
                     --------------------------------------
                     CME Group Inc.                   3.58%
                     --------------------------------------
                     Bed Bath & Beyond, Inc.          3.56%
                     --------------------------------------
                     The Western Union Co.            3.56%
                     --------------------------------------
                     DIRECTV (Class A)                3.31%
                     --------------------------------------
                     Schlumberger Ltd.                3.29%
                     --------------------------------------
                     Cisco Systems, Inc.              3.28%
                     --------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $273,983 (in thousands) as of March 31, 2010


                                    [CHART]

Information Technology       33.9%
Consumer Discretionary       16.4%
Healthcare                   14.7%
Financials                   13.6%
Energy                        5.8%
Consumer Staples              3.9%
Short Term                    3.7%
Telecommunication Services    2.8%
Industrials                   2.6%
Materials                     2.5%
Other Investments             0.1%


 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

             GE Institutional Premier
                 Growth Equity          S&P 500 Index     Russell 1000 Growth
                 -------------          -------------     -------------------
  03/00          10,000.00                10,000.00          10,000.00
  09/00           9,470.64                 9,618.91           9,203.89
  09/01           7,237.39                 7,054.65           5,006.88
  09/02           6,119.00                 5,609.16           3,880.78
  09/03           7,753.62                 6,980.03           4,887.51
  09/04           8,280.46                 7,948.37           5,254.32
  09/05           9,105.84                 8,922.16           5,863.03
  09/06           9,603.74                 9,885.37           6,218.02
  09/07          11,046.34                11,510.75           7,422.49
  09/08           9,431.02                 8,981.17           5,872.41
  09/09           9,127.36                 8,360.79           5,763.37
  03/10          10,145.95                 9,343.22           6,509.87


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------

                           SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                          MONTHS  YEAR  YEAR   YEAR  $10,000 INVESTMENT (A)
     ----------------------------------------------------------------------
     Premier Growth
      Equity Fund         11.16% 51.13% 3.09%  0.15%        $10,146
     ----------------------------------------------------------------------
     S&P 500 Index        11.75% 49.77% 1.92% -0.68%        $ 9,343
     ----------------------------------------------------------------------
     Russell 1000 Growth  12.95% 49.74% 3.42% -4.20%        $ 6,510
     ----------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

          GE Institutional Premier
                Growth Equity          S&P 500 Index    Russell 1000 Growth
                -------------          -------------    -------------------
01/03/01         10,000.00               10,000.00           10,000.00
   09/01          8,173.91                7,958.49            6,912.64
   09/02          6,892.50                6,327.80            5,357.92
   09/03          8,716.24                7,874.30            6,747.84
   09/04          9,290.01                8,966.71            7,254.27
   09/05         10,185.05               10,065.26            8,094.67
   09/06         10,718.75               11,151.87            8,584.78
   09/07         12,295.98               12,985.49           10,247.71
   09/08         10,414.37               10,131.82            8,107.62
   09/09         10,048.00                9,431.97            7,957.08
   03/10         11,153.68               10,540.26            8,987.71


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 1/3/01)
--------------------------------------------------------------------------------

                          SIX    ONE   FIVE    SINCE     ENDING VALUE OF A
                         MONTHS  YEAR  YEAR  INCEPTION $10,000 INVESTMENT (A)
   --------------------------------------------------------------------------
   Premier Growth
    Equity Fund          11.00% 50.61% 2.72%   1.19%          $11,154
   --------------------------------------------------------------------------
   S&P 500 Index*        11.75% 49.77% 1.92%   0.57%          $10,540
   --------------------------------------------------------------------------
   Russell 1000 Growth*  12.95% 49.74% 3.42%  -1.15%          $ 8,988
   --------------------------------------------------------------------------

                                    [GRAPHIC]



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
 *Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                          PREMIER GROWTH EQUITY FUND


                                            NUMBER
                                         OF SHARES        VALUE
         COMMON STOCK -- 96.3%+
         ---------------------------------------------------------------

         BEVERAGES -- 3.9%

         PepsiCo, Inc...................   161,461 $ 10,682,260

         BIOTECHNOLOGY -- 5.7%

         Amgen Inc......................   177,607   10,613,794   /(a)/
         Gilead Sciences, Inc...........   109,793    4,993,386   /(a)/
                                                     15,607,180

         CAPITAL MARKETS -- 6.4%

         State Street Corp..............   193,753    8,746,011   /(e)/
         The Goldman Sachs Group, Inc...    51,020    8,705,543
                                                     17,451,554

         CHEMICALS -- 2.5%

         Monsanto Co....................    94,293    6,734,406

         COMMERCIAL SERVICES & SUPPLIES -- 2.5%

         Iron Mountain Inc..............   253,457    6,944,722

         COMMUNICATIONS EQUIPMENT -- 9.5%

         Cisco Systems, Inc.............   345,526    8,994,042 /(a,h)/
         QUALCOMM Inc...................   251,878   10,576,357
         Research In Motion Ltd.........    87,189    6,447,627   /(a)/
                                                     26,018,026

         COMPUTERS & PERIPHERALS -- 1.5%

         Apple Inc......................    17,438    4,096,709   /(a)/

         DIVERSIFIED FINANCIAL SERVICES -- 3.6%

         CME Group Inc..................    31,001    9,799,726

         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.3%

         Corning Inc....................   313,234    6,330,459

         ENERGY EQUIPMENT & SERVICES -- 5.8%

         Schlumberger Ltd...............   142,085    9,016,714
         Transocean Ltd.................    80,730    6,973,457   /(a)/
                                                     15,990,171

         HEALTHCARE EQUIPMENT & SUPPLIES -- 2.8%

         Medtronic, Inc.................   171,148    7,706,795

         HEALTHCARE PROVIDERS & SERVICES -- 6.2%

         Express Scripts, Inc...........    64,584    6,572,068   /(a)/
         Lincare Holdings Inc...........   138,857    6,231,902   /(a)/
         VCA Antech, Inc................   148,544    4,163,688   /(a)/
                                                     16,967,658

                                               NUMBER
                                            OF SHARES        VALUE

    HOTELS RESTAURANTS & LEISURE -- 1.6%

    Carnival Corp..........................   109,794 $  4,268,791

    INSURANCE -- 1.9%

    AFLAC Inc..............................    96,877    5,259,452

    INTERNET SOFTWARE & SERVICES -- 4.0%

    Baidu, Inc ADR.........................     7,096    4,236,312   /(a)/
    eBay Inc...............................   245,420    6,614,069   /(a)/
                                                        10,850,381

    IT SERVICES -- 8.7%

    Paychex, Inc...........................   171,148    5,254,244
    The Western Union Co...................   574,800    9,748,608
    Visa, Inc. (Class A)...................    98,168    8,936,233
                                                        23,939,085

    MACHINERY -- 2.6%

    Dover Corp.............................   155,003    7,246,390

    MEDIA -- 8.5%

    Comcast Corp. (Class A)................   190,522    3,423,680
    DIRECTV (Class A)......................   268,025    9,061,925   /(a)/
    Liberty Global, Inc. (Series C)........   374,589   10,821,876   /(a)/
                                                        23,307,481

    REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%

    CB Richard Ellis Group, Inc. (Class A).   306,775    4,862,384   /(a)/

    SOFTWARE -- 5.4%

    Intuit, Inc............................   193,750    6,653,375   /(a)/
    Microsoft Corp.........................   274,483    8,034,118
                                                        14,687,493

    SPECIALTY RETAIL -- 6.3%

    Bed Bath & Beyond, Inc.................   222,816    9,750,428 /(a,h)/
    Lowe's Companies, Inc..................   310,005    7,514,521
                                                        17,264,949

    WIRELESS TELECOMMUNICATION SERVICES -- 2.8%

    American Tower Corp. (Class A).........   180,836    7,705,422   /(a)/

    TOTAL COMMON STOCK
     (COST $243,757,951)...................            263,721,493
    -----------------------------------------------------------------------
    OTHER INVESTMENTS -- 0.1%
    -----------------------------------------------------------------------

    GEI Investment Fund
     (COST $184,502).......................                153,136   /(k)/

    TOTAL INVESTMENTS IN SECURITIES
     (COST $243,942,453)...................            263,874,629

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                          VALUE
        ----------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 3.7%
        ----------------------------------------------------------------
        GE Money Market Fund
         Institutional Class 0.00%
         (COST $10,108,822)....................   $ 10,108,822  /(d,k)/

        TOTAL INVESTMENTS
         (COST $254,051,275)...................    273,983,451

        LIABILITIES IN EXCESS OF OTHER ASSETS,
         NET -- (0.1)%.........................       (139,743)
                                                  ------------

        NET ASSETS -- 100.0%...................   $273,843,708
                                                  ============
        ----------------------------------------------------------------
        OTHER INFORMATION
        ----------------------------------------------------------------

The GE Institutional Premier Growth Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS   VALUE    APPRECIATION
          ------------------------------------------------------------
          S&P 500 EMini
           Index Futures  June 2010     83     $4,835,580   $16,814

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



[PHOTO]


Judith A. Studer
Chief Market Strategist

The Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED
   MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Small-Cap Equity Fund returned 12.02% for the Investment Class shares and 11.82% for the Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned 13.06% and the Fund's Morningstar peer group of 648 Small Blend Funds returned an average of 12.97% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. U.S. equities extended their rally over the last six-month period, fighting back from a sell-off in January and early February fueled by concerns over Greece's sovereign debt, rising political/regulatory risk for financials and policy tightening in Asia. Small cap stocks showed continued strength versus large cap stocks, with the Russell 2000 Index outperforming both the S&P 500 and Russell 1000 indices. The small-cap equity market's recent advance has been widespread, with every sector gaining ground during the period.

   Over the last six-month period ending March 31, 2010, the Russell 2000 Value outperformed the Russell 2000 Growth, returning 14.0% and 12.1% respectively. Many companies that benefited from the abatement of the financial crisis reside in the Russell 2000 Value, contributing to the outperformance.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund underperformed the Russell 2000 Index by 1.04% over the last six-month period. The Fund returned 12.02% compared to the benchmark return of 13.06%. The underperformance, spread across four sectors, was most pronounced in the financial sector where the Fund had an underweighted position (+9.9%), while financial stocks in the Russell 2000 Index returned 13.5%. Security selection in the materials and energy sectors within the Fund were relatively small drags on Fund performance versus the benchmark. Overweight positions in healthcare and consumer staples sectors, coupled with strong stock selection provided the largest positive contributions to Fund performance over the last six-month period.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There have been no significant changes to the Fund's position over the last six-month period. The largest portfolio underweight continues to be in financials with overweight positions in consumer staples and energy remaining consistent over the last 6 months. We continue to believe the Fund's multi-sub-adviser approach will enhance the Fund's performance over the long-term by providing a set of managers with diversification in style as well as those who may generate alpha. We remain confident in the sub-advisers' abilities and the investment approaches which have brought them success in the past.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,120.16                 4.81
    Service Class                 1,000.00                 1,118.17                 6.13
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,020.19                 4.58
    Service Class                 1,000.00                 1,018.97                 5.84
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.89% for Investment Class Shares and 1.14% for Service Class Shares, (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 12.02% for Investment Class shares, and 11.82% for Service Class shares.

Small-Cap Equity Fund                              (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Small Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                         SIX    ONE   THREE  FIVE  TEN
                                        MONTHS  YEAR  YEAR   YEAR  YEAR
        ----------------------------------------------------------------
        Number of funds in peer group    648    633    550    463   245
        ----------------------------------------------------------------
        Morningstar peer group average
         annual total return            12.97% 64.37% -4.76% 2.44% 5.23%
        ----------------------------------------------------------------

Morningstar Category in peer group: Small Blend
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, three-year, five-year and ten-year periods indicated in the Small Blend peer group consisting of 648, 633, 550, 463 and 245 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                 ----------------------------------------------
                 Dril-Quip, Inc.                          1.02%
                 ----------------------------------------------
                 HMS Holdings Corp.                       0.95%
                 ----------------------------------------------
                 Aaron Rents, Inc. (Class B)              0.92%
                 ----------------------------------------------
                 LKQ Corp.                                0.90%
                 ----------------------------------------------
                 Jarden Corp.                             0.89%
                 ----------------------------------------------
                 Mednax, Inc.                             0.86%
                 ----------------------------------------------
                 Raymond James Financial, Inc.            0.84%
                 ----------------------------------------------
                 Waste Connections, Inc.                  0.81%
                 ----------------------------------------------
                 Owens & Minor, Inc.                      0.81%
                 ----------------------------------------------
                 Omega Healthcare Investors, Inc. (REIT)  0.79%
                 ----------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $695,232 (in thousands) as of March 31, 2010


                                    [CHART]

Health Care                16.3%
Information Technology     15.8%
Consumer Discretionary     15.4%
Industrials                15.2%
Financials                 11.6%
Short-Term                  9.2%
Consumer Staples            6.6%
Energy                      4.4%
Materials                   4.1%
Utilities                   1.2%
Telecom Services            0.2%
Other Investments           0.0%*


 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

             GE Institutional
             Small-Cap Equity          Russell 2000 Index
             ----------------          ------------------
03/00          10,000.00                  10,000.00
09/00           9,798.29                   9,740.49
09/01          10,295.48                   7,680.78
09/02           9,973.72                   6,974.07
09/03          11,007.76                   9,523.55
09/04          12,985.57                  11,311.09
09/05          15,726.85                  13,335.50
09/06          16,848.76                  14,657.18
09/07          19,448.58                  16,463.32
09/08          16,168.80                  14,078.19
09/09          14,702.11                  12,733.89
03/10          16,468.70                  14,397.25

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 8/3/98)
--------------------------------------------------------------------------------

                            SIX    ONE   FIVE  TEN     ENDING VALUE OF A
                           MONTHS  YEAR  YEAR  YEAR  $10,000 INVESTMENT (A)
    -----------------------------------------------------------------------
    Small-Cap Equity Fund  12.02% 56.15% 2.67% 5.12%        $16,469
    -----------------------------------------------------------------------
    Russell 2000 Index     13.06% 62.76% 3.34% 3.71%        $14,397
    -----------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

             GE Institutional
             Small-Cap Equity          Russell 2000 Index
             ----------------          ------------------
09/30/05        10,000.00                 10,000.00
   09/06        10,686.99                 10,991.09
   09/07        12,311.87                 12,345.48
   09/08        10,202.04                 10,556.92
   09/09         9,263.59                  9,548.86
   03/10        10,358.30                 10,796.18


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                          SIX    ONE   THREE    SINCE     ENDING VALUE OF A
                         MONTHS  YEAR  YEAR   INCEPTION $10,000 INVESTMENT (A)
  ----------------------------------------------------------------------------
  Small-Cap Equity Fund  11.82% 55.74% -4.44%   0.79%          $10,358
  ----------------------------------------------------------------------------
  Russell 2000 Index**   13.06% 62.76% -4.00%   1.72%          $10,796
  ----------------------------------------------------------------------------

                                    [GRAPHIC]



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Less than 0.1%
**Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-CAP EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                             SMALL-CAP EQUITY FUND


                                                NUMBER
                                             OF SHARES        VALUE
      COMMON STOCK -- 90.5%+
      --------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 1.2%

      DynCorp International, Inc. (Class A).    36,500 $    419,385 /(a)/
      Esterline Technologies Corp...........    27,234    1,346,177 /(a)/
      GenCorp Inc...........................    75,800      436,608 /(a)/
      Stanley, Inc..........................    24,300      687,447 /(a)/
      Teledyne Technologies Inc.............   126,200    5,208,274 /(a)/
                                                          8,097,891

      AIR FREIGHT & LOGISTICS -- 0.3%

      Dynamex, Inc..........................    24,600      423,120 /(a)/
      UTi Worldwide, Inc....................   102,500    1,570,300
                                                          1,993,420

      AIRLINES -- 0.1%

      Alaska Air Group, Inc.................    12,000      494,760 /(a)/
      Hawaiian Holdings, Inc................    71,800      529,166 /(a)/
                                                          1,023,926

      AUTO COMPONENTS -- 0.3%

      China Automotive Systems, Inc.........    26,900      621,659 /(a)/
      Wonder Auto Technology, Inc...........   132,707    1,404,040 /(a)/
                                                          2,025,699

      AUTOMOBILES -- 0.1%

      Thor Industries Inc...................    21,500      649,515

      BEVERAGES -- 0.1%

      Coca-Cola Bottling Company
       Consolidated.........................     9,800      574,868

      BIOTECHNOLOGY -- 1.4%

      Alkermes, Inc.........................    87,483    1,134,654 /(a)/
      Cubist Pharmaceuticals, Inc...........    79,600    1,794,184 /(a)/
      Emergent Biosolutions, Inc............    32,200      540,638 /(a)/
      Genomic Health Inc....................    64,000    1,125,760 /(a)/
      Martek Biosciences Corp...............    89,000    2,003,390 /(a)/
      Myriad Genetics, Inc..................   116,900    2,811,445 /(a)/
      PDL BioPharma, Inc....................    89,673      556,869 /(a)/
                                                          9,966,940

      BUILDING PRODUCTS -- 0.1%

      Quanex Building Products Corp.........    30,300      500,859

      CAPITAL MARKETS -- 1.8%

      Affiliated Managers Group Inc.........    45,250    3,574,750 /(a)/
      Epoch Holding Corp....................    45,300      511,437
      GFI Group Inc.........................   409,200    2,365,176
      Raymond James Financial, Inc..........   217,100    5,805,254
                                                         12,256,617

                                              NUMBER
                                           OF SHARES        VALUE

       CHEMICALS -- 2.4%

       Arch Chemicals, Inc................    98,750 $  3,396,012
       Koppers Holdings Inc...............   107,500    3,044,400
       NewMarket Corp.....................    16,375    1,686,461
       Sensient Technologies Corp.........   277,800    8,072,868
       Stepan Co..........................     9,400      525,366
                                                       16,725,107

       COMMERCIAL BANKS -- 2.9%

       First Midwest Bancorp, Inc.........    76,500    1,036,575
       Frost Bankers, Inc.................    78,000    4,352,400
       Fulton Financial Corp..............   144,300    1,470,417
       Prosperity Bancshares, Inc.........    76,000    3,116,000
       Sterling Bancorp...................    71,188      715,439
       SVB Financial Group................    81,575    3,806,289 /(a)/
       UMB Financial Corp.................    63,500    2,578,100
       Westamerica Bancorporation.........    53,700    3,095,805
                                                       20,171,025

       COMMERCIAL SERVICES & SUPPLIES -- 2.7%

       ABM Industries Inc.................   189,000    4,006,800
       Copart, Inc........................    63,500    2,260,600 /(a)/
       Healthcare Services Group, Inc.....   147,200    3,295,808
       Herman Miller, Inc.................    51,500      930,090
       Ritchie Bros Auctioneers Inc.......   101,000    2,174,530
       SYKES Enterprises, Inc.............    32,900      751,436 /(a)/
       Waste Connections, Inc.............   166,000    5,637,360 /(a)/
                                                       19,056,624

       COMMUNICATIONS EQUIPMENT -- 1.3%

       BigBand Networks, Inc..............   106,800      377,004 /(a)/
       Cogo Group, Inc....................    91,226      637,670 /(a)/
       CommScope, Inc.....................   117,600    3,295,152 /(a)/
       Comtech
        Telecommunications Corp...........    14,081      450,451 /(a)/
       Ixia...............................    66,347      615,037 /(a)/
       Loral Space & Communications, Inc..    21,800      765,616 /(a)/
       Netgear Inc........................    25,200      657,720 /(a)/
       Oplink Communications, Inc.........    38,800      719,352 /(a)/
       PC-Tel Inc.........................    79,068      488,640 /(a)/
       Plantronics Inc....................    24,300      760,104
                                                        8,766,746

       COMPUTERS & PERIPHERALS -- 0.2%

       Cray Inc...........................    83,900      499,205 /(a)/
       Super Micro Computer, Inc..........    43,634      753,996 /(a)/
                                                        1,253,201

       CONSTRUCTION & ENGINEERING -- 1.0%

       Chicago Bridge & Iron
        Company N.V.......................   144,600    3,363,396 /(a)/
       Great Lakes Dredge & Dock Corp.....   103,100      541,275
       Quanta Services, Inc...............    45,700      875,612 /(a)/
       URS Corp...........................    66,100    3,279,221 /(a)/
                                                        8,059,504

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

       CONSUMER FINANCE -- 0.3%

       Ezcorp, Inc. (Class A)..............    42,100 $    867,260 /(a)/
       First Cash Financial Services, Inc..    29,200      629,844 /(a)/
       Nelnet, Inc. (Class A)..............    41,700      773,952
                                                         2,271,056

       CONTAINERS & PACKAGING -- 1.7%

       AEP Industries, Inc.................    16,601      431,958 /(a)/
       Aptargroup, Inc.....................   115,000    4,525,250
       Packaging Corporation of America....   139,300    3,428,173
       Rock-Tenn Co. (Class A).............    15,900      724,563
       Silgan Holdings, Inc................    51,000    3,071,730
                                                        12,181,674

       DISTRIBUTORS -- 0.9%

       LKQ Corp............................   308,700    6,266,610 /(a)/

       DIVERSIFIED CONSUMER SERVICES -- 1.6%

       American Public Education, Inc......    51,000    2,376,600 /(a)/
       Bridgepoint Education Inc...........    16,527      406,234 /(a)/
       K12, Inc............................   128,600    2,856,206 /(a)/
       Lincoln Educational Services Corp...    41,800    1,057,540 /(a)/
       Matthews International Corp.
        (Class A)..........................   121,700    4,320,350
       Spectrum Group International Inc....    70,569      130,553 /(a)/
                                                        11,147,483

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%

       tw telecom inc. (Class A)...........    39,100      709,665 /(a)/

       ELECTRIC UTILITIES -- 0.7%

       IDACORP, Inc........................   145,300    5,030,286

       ELECTRICAL EQUIPMENT -- 1.3%

       Baldor Electric Co..................    77,500    2,898,500
       Brady Corp. (Class A)...............   127,500    3,967,800
       SunPower Corp. (Class A)............    16,700      315,630 /(a)/
       Woodward Governor Co................    52,100    1,666,158
                                                         8,848,088

       ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.5%

       Benchmark Electronics, Inc..........    73,066    1,515,389 /(a)/
       CPI International, Inc..............    50,987      676,088 /(a)/
       FARO Technologies, Inc..............    51,000    1,313,250 /(a)/
       Methode Electronics, Inc............    54,200      536,580
       National Instruments Corp...........   102,000    3,401,700
       Newport Corp........................   166,000    2,075,000 /(a)/
       Park Electrochemical Corp...........    26,400      758,736
       Plexus Corp.........................    13,600      490,008 /(a)/
                                                        10,766,751

       ENERGY EQUIPMENT & SERVICES -- 2.0%

       Dril-Quip, Inc......................   116,300    7,075,692 /(a)/
       Geokinetics Inc.....................    27,500      198,275 /(a)/
       Gulf Island Fabrication, Inc........    17,900      389,325

                                               NUMBER
                                            OF SHARES        VALUE

       Lufkin Industries, Inc..............     8,800 $    696,520
       Oil States International, Inc.......    43,800    1,985,892 /(a)/
       Pioneer Drilling Co.................   137,788      970,027 /(a)/
       Superior Energy Services, Inc.......   127,500    2,680,050 /(a)/
                                                        13,995,781

       FOOD & STAPLES RETAILING -- 0.7%

       Ruddick Corp........................   127,500    4,034,100
       Spartan Stores, Inc.................    82,900    1,195,418
                                                         5,229,518

       FOOD PRODUCTS -- 3.7%

       Darling International Inc,..........   385,500    3,454,080 /(a)/
       Del Monte Foods Co..................   450,400    6,575,840
       Flowers Foods, Inc..................   127,000    3,141,980
       Lancaster Colony Corp...............    17,900    1,055,384
       Lance, Inc..........................    96,500    2,232,045
       Smart Balance, Inc..................   230,000    1,490,400 /(a)/
       Smithfield Foods, Inc...............   243,323    5,046,519 /(a)/
       The Hain Celestial Group, Inc.......   153,500    2,663,225 /(a)/
                                                        25,659,473

       HEALTHCARE EQUIPMENT & SUPPLIES -- 5.0%

       Align Technology Inc................    57,600    1,113,984 /(a)/
       American Medical Systems
        Holdings, Inc......................   153,000    2,842,740 /(a)/
       Cantel Medical Corp. (Class B)......    23,500      466,475
       ev3, Inc............................    89,500    1,419,470 /(a)/
       Gen-Probe Inc.......................    63,500    3,175,000 /(a)/
       Haemonetics Corp....................    16,413      938,003 /(a)/
       Immucor, Inc........................   112,500    2,518,875 /(a)/
       Integra LifeSciences Holdings Corp..    91,100    3,992,913 /(a)/
       Masimo Corp.........................    76,500    2,031,075
       Medical Action Industries, Inc......   249,600    3,062,592 /(a)/
       Meridian Bioscience, Inc............    76,000    1,548,120
       Natus Medical Inc...................    42,400      674,584 /(a)/
       NuVasive, Inc.......................    56,000    2,531,200 /(a)/
       SonoSite, Inc.......................    51,000    1,637,610 /(a)/
       SurModics, Inc......................    38,500      806,190 /(a)/
       Teleflex Inc........................    38,500    2,466,695
       West Pharmaceutical Services, Inc...    81,500    3,418,925
       Zoll Medical Corp...................     9,500      250,420 /(a)/
                                                        34,894,871

       HEALTHCARE PROVIDERS & SERVICES -- 6.2%

       Almost Family Inc...................    13,900      523,891 /(a)/
       Amedisys, Inc.......................    27,659    1,527,330 /(a)/
       AMERIGROUP Corp.....................    24,500      814,380 /(a)/
       Bio-Reference Laboratories, Inc.....   115,200    5,065,344 /(a)/
       Continucare Corp....................   175,000      647,500 /(a)/
       Corvel Corp.........................     6,205      221,829 /(a)/
       Emergency Medical Services Corp.
        (Class A)..........................    14,000      791,700 /(a)/
       Genoptix, Inc.......................    14,300      507,507 /(a)/
       Gentiva Health Services, Inc........    27,300      772,044 /(a)/
       Healthways, Inc.....................    57,274      920,393 /(a)/
       HMS Holdings Corp...................   142,700    7,276,273 /(a)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES        VALUE

       inVentiv Health, Inc...............    64,900 $  1,457,654 /(a)/
       IPC The Hospitalist Company, Inc...    25,600      898,816 /(a)/
       Mednax, Inc........................   127,400    7,413,406 /(a)/
       Molina Healthcare, Inc.............   157,700    3,969,309 /(a)/
       National Healthcare Corp...........     8,271      292,628
       Owens & Minor, Inc.................   121,400    5,631,746
       RehabCare Group, Inc...............    22,700      619,029 /(a)/
       Sun Healthcare Group, Inc..........   210,872    2,011,719 /(a)/
       VCA Antech, Inc....................    76,500    2,144,295 /(a)/
                                                       43,506,793

       HEALTHCARE TECHNOLOGY -- 0.5%
       Computer Programs & Systems, Inc...    15,500      605,740
       Eclipsys Corp......................    32,756      651,189 /(a)/
       MedAssets, Inc.....................   102,000    2,142,000 /(a)/
                                                        3,398,929

       HOTELS RESTAURANTS & LEISURE -- 1.5%

       Arby's Group, Inc..................   275,600    1,378,000
       Bally Technologies, Inc............    14,200      575,668 /(a)/
       Cracker Barrel Old Country
        Store, Inc........................    91,400    4,239,132
       Denny's Corp.......................   420,351    1,614,148 /(a)/
       Domino's Pizza Inc.................    35,800      488,312 /(a)/
       Einstein Noah Restaurant Group Inc.    44,800      544,320 /(a)/
       Panera Bread Co. (Class A).........    12,800      979,072 /(a)/
       Shuffle Master, Inc................   117,900      965,601 /(a)/
                                                       10,784,253

       HOUSEHOLD DURABLES -- 1.4%

       Jarden Corp........................   184,900    6,155,321
       National Presto Industries Inc.....     4,500      535,095
       Tupperware Brands Corp.............    25,500    1,229,610
                                                        7,920,026

       HOUSEHOLD PRODUCTS -- 0.2%

       WD-40 Co...........................    51,000    1,674,330

       INSURANCE -- 3.9%

       Alleghany Corp.....................     8,364    2,432,251 /(a)/
       Allied World Assurance Company
        Holdings Ltd......................    76,000    3,408,600
       Argo Group International
        Holdings Ltd......................    81,500    2,656,085
       Arthur J Gallagher & Co............    76,500    1,878,075
       Brown & Brown, Inc.................   127,500    2,284,800
       First Mercury Financial Corp.......   129,600    1,688,688
       HCC Insurance Holdings, Inc........   240,500    6,637,800
       National Interstate Corp...........    53,700    1,112,127
       Navigators Group, Inc..............    76,500    3,008,745 /(a)/
       Symetra Financial Corp.............   121,800    1,605,324 /(a)/
       Tower Group, Inc...................    16,200      359,154
                                                       27,071,649

       INTERNET SOFTWARE & SERVICES -- 1.0%

       Art Technology Group, Inc..........   531,300    2,343,033 /(a)/
       comScore, Inc......................    89,000    1,485,410 /(a)/
       Constant Contact, Inc..............    89,500    2,078,190 /(a)/

                                               NUMBER
                                            OF SHARES        VALUE

       NIC Inc.............................   125,500 $    987,685
                                                         6,894,318

       IT SERVICES -- 2.5%
       CACI International Inc. (Class A)...    13,700      669,245 /(a)/
       CSG Systems International, Inc......    20,166      422,679 /(a)/
       Global Cash Access Holdings, Inc....   348,600    2,848,062 /(a)/
       iGate Corp..........................   138,858    1,351,088
       NeuStar, Inc. (Class A).............    89,000    2,242,800 /(a)/
       RightNow Technologies, Inc..........    65,500    1,169,830 /(a)/
       Sapient Corp........................    73,078      667,933
       SRA International Inc. (Class A)....    60,200    1,251,558 /(a)/
       TeleTech Holdings Inc...............    36,900      630,252 /(a)/
       VeriFone Holdings, Inc..............   156,900    3,170,949 /(a)/
       Virtusa Corp........................    90,328      931,282 /(a)/
       Wright Express Corp.................    63,500    1,912,620 /(a)/
                                                        17,268,298

       LEISURE EQUIPMENT & PRODUCTS -- 0.5%

       Polaris Industries, Inc.............    66,750    3,414,930

       LIFE SCIENCES TOOLS & SERVICES -- 2.9%

       Accelrys, Inc.......................   122,500      754,600 /(a)/
       Bio-Rad Laboratories, Inc (Class A).    36,000    3,726,720 /(a)/
       Bruker Corp.........................   363,618    5,327,004 /(a)/
       Cambrex Corp........................    55,584      225,115 /(a)/
       Dionex Corp.........................     9,000      673,020 /(a)/
       ICON PLC ADR........................   188,900    4,986,960 /(a)/
       Luminex Corp........................   127,500    2,145,825 /(a)/
       Techne Corp.........................    33,000    2,101,770
                                                        19,941,014

       MACHINERY -- 5.9%

       AGCO Corp...........................    93,900    3,368,193 /(a)/
       Cascade Corp........................    79,700    2,567,137
       Chart Industries, Inc...............    32,885      657,700 /(a)/
       CLARCOR, Inc........................   132,800    4,580,272
       Flow International Corp.............   202,400      609,224 /(a)/
       Flowserve Corp......................    21,000    2,315,670
       Gardner Denver, Inc.................    30,500    1,343,220
       Graham Corp.........................    36,900      663,831
       Harsco Corp.........................    64,700    2,066,518
       IDEX Corp...........................   153,000    5,064,300
       Middleby Corp.......................    49,300    2,839,187 /(a)/
       Mueller Industries, Inc.............    57,500    1,540,425
       Nordson Corp........................    51,500    3,497,880
       Tennant Co..........................    21,800      597,102
       Timken Co...........................    83,700    2,511,837
       Trinity Industries, Inc.............   181,600    3,624,736
       WABCO Holdings Inc..................    25,800      771,936
       Wabtec Corp.........................    58,500    2,464,020
                                                        41,083,188

       MEDIA -- 3.1%

       Arbitron, Inc.......................   170,600    4,548,196
       Interactive Data Corp...............   188,700    6,038,400
       John Wiley & Sons, Inc. (Class A)...   175,300    7,586,984

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

       Morningstar, Inc....................    66,500 $  3,197,985 /(a)/
       National CineMedia Inc..............    28,000      483,280
                                                        21,854,845

       METALS & MINING -- 1.1%

       Commercial Metals Co................   203,359    3,062,587
       Compass Minerals
        International, Inc.................    47,200    3,786,856
       Worthington Industries, Inc.........    32,000      553,280
                                                         7,402,723

       MULTI-UTILITIES -- 0.3%

       OGE Energy Corp.....................    80,550    3,136,617

       OFFICE ELECTRONICS -- 0.3%

       Zebra Technologies Corp. (Class A)..    65,100    1,926,960 /(a)/

       OIL, GAS & CONSUMABLE FUELS -- 2.4%

       Approach Resources Inc..............    53,700      487,596 /(a)/
       Arena Resources Inc.................    38,000    1,269,200 /(a)/
       Comstock Resources, Inc.............    20,500      651,900 /(a)/
       CVR Energy, Inc.....................    65,980      577,325 /(a)/
       Gulfport Energy Corp................    76,500      859,860 /(a)/
       James River Coal Co.................   165,500    2,631,450 /(a)/
       Penn Virginia Corp..................    25,600      627,200
       Resolute Energy Corp................   102,000    1,235,220 /(a)/
       Rosetta Resources, Inc..............    47,600    1,120,980 /(a)/
       SandRidge Energy, Inc...............   178,000    1,370,600 /(a)/
       St Mary Land & Exploration Co.......   170,600    5,938,586
                                                        16,769,917

       PERSONAL PRODUCTS -- 0.8%

       Alberto-Culver Co...................   178,500    4,667,775
       Revlon, Inc. (Class A)..............    39,800      591,030 /(a)/
       Schiff Nutrition International Inc.
        (Class A)..........................    60,000      490,800
                                                         5,749,605

       PHARMACEUTICALS -- 0.4%

       Impax Laboratories, Inc.............    48,100      860,028 /(a)/
       Questcor Pharmaceuticals, Inc.......    99,700      820,531 /(a)/
       Viropharma Inc......................    95,900    1,307,117 /(a)/
                                                         2,987,676

       PROFESSIONAL SERVICES -- 0.5%

       CoStar Group, Inc...................    66,300    2,752,776 /(a)/
       Resources Connection, Inc...........     7,000      134,190 /(a)/
       VSE Corp............................    13,800      568,008
                                                         3,454,974

       REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 2.7%

       BioMed Realty Trust, Inc. (REIT)....   300,300    4,966,962
       Digital Realty Trust, Inc. (REIT)...    82,900    4,493,180
       Healthcare Realty Trust Inc. (REIT).   179,000    4,168,910
       Omega Healthcare Investors,
        Inc. (REIT)........................   283,400    5,523,466
                                                        19,152,518

                                             NUMBER
                                          OF SHARES        VALUE

        ROAD & RAIL -- 1.9%

        Genesee & Wyoming Inc. (Class A).   161,600 $  5,513,792 /(a)/
        Landstar System, Inc.............    76,500    3,211,470
        Old Dominion Freight Line, Inc...   126,400    4,220,496 /(a)/
                                                      12,945,758

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%

        Applied Micro Circuits Corp......    70,800      611,004 /(a)/
        Cabot Microelectronics Corp......    16,300      616,629 /(a)/
        Ceva, Inc........................    43,370      505,694 /(a)/
        Diodes Inc.......................    31,600      707,840 /(a)/
        FEI Co...........................    57,200    1,310,452 /(a)/
        IXYS Corp........................    59,824      510,897 /(a)/
        Microsemi Corp...................   218,000    3,780,120 /(a)/
        Rudolph Technologies, Inc........   264,608    2,267,691 /(a)/
        Semtech Corp.....................   178,700    3,114,741 /(a)/
        Standard Microsystems Corp.......    22,500      523,800 /(a)/
        Tessera Technologies, Inc........    19,300      391,404 /(a)/
        Varian Semiconductor Equipment
         Associates, Inc.................    55,500    1,838,160 /(a)/
        Zoran Corp.......................    50,000      538,000 /(a)/
                                                      16,716,432

        SOFTWARE -- 6.6%

        ACI Worldwide, Inc...............    53,200    1,096,452 /(a)/
        Actuate Corp.....................   147,300      823,407 /(a)/
        ArcSight, Inc....................    33,000      928,950 /(a)/
        Ariba, Inc.......................   205,000    2,634,250 /(a)/
        AsiaInfo Holdings, Inc...........    36,400      963,872 /(a)/
        Blackbaud, Inc...................   199,900    5,035,481
        Blackboard Inc...................    76,000    3,166,160 /(a)/
        Bottomline Technologies, Inc.....    76,000    1,279,080 /(a)/
        Concur Technologies, Inc.........    31,700    1,300,017 /(a)/
        Ebix, Inc........................   102,000    1,628,940 /(a)/
        Informatica Corp.................    51,000    1,369,860 /(a)/
        Interactive Intelligence, Inc....    69,200    1,293,348 /(a)/
        Jack Henry & Associates, Inc.....    76,500    1,840,590
        Micros Systems Inc...............   159,600    5,247,648 /(a)/
        MicroStrategy Inc. (Class A).....    15,500    1,318,585 /(a)/
        Parametric Technology Corp.......   297,300    5,366,265 /(a)/
        Pegasystems Inc..................    53,900    1,994,300
        Progress Software Corp...........    51,000    1,602,930 /(a)/
        QAD Inc..........................    79,300      416,325 /(a)/
        Solera Holdings, Inc.............    81,100    3,134,515
        Sourcefire, Inc..................    38,000      872,100 /(a)/
        SS&C Technologies Holdings, Inc..     2,800       42,224
        Ultimate Software Group, Inc.....    76,500    2,520,675 /(a)/
                                                      45,875,974

        SPECIALTY RETAIL -- 4.1%

        Aaron Rents, Inc. (Class B)......   191,200    6,374,608
        Aeropostale, Inc.................   159,000    4,583,970 /(a)/
        American Eagle Outfitters, Inc...    95,700    1,772,364
        J Crew Group Inc.................    10,600      486,540 /(a)/
        Jo-Ann Stores, Inc...............    73,000    3,064,540 /(a)/
        JOS A Bank Clothiers, Inc........    14,800      808,820 /(a)/
        The Buckle, Inc..................   141,700    5,208,892

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

     The Finish Line, Inc. (Class A).......    56,400 $    920,448
     Tractor Supply Co.....................    71,600    4,156,380
     Ulta Salon, Cosmetics &
      Fragrance, Inc.......................    49,100    1,110,642   /(a)/
                                                        28,487,204

     TEXTILES APPAREL & LUXURY GOODS -- 1.7%

     Columbia Sportswear Co................    62,100    3,262,113
     CROCS Inc.............................    64,100      562,157   /(a)/
     Deckers Outdoor Corp..................    23,659    3,264,942   /(a)/
     Fossil, Inc...........................    25,600      966,144   /(a)/
     Maidenform Brands, Inc................    42,000      917,700   /(a)/
     Steven Madden Ltd.....................    16,300      795,440   /(a)/
     The Timberland Co. (Class A)..........    37,500      800,250   /(a)/
     True Religion Apparel, Inc............    17,500      531,300   /(a)/
     Wolverine World Wide Inc..............    24,400      711,504
                                                        11,811,550

     TRADING COMPANIES & DISTRIBUTORS -- 0.3%

     Applied Industrial Technologies, Inc..    49,500    1,230,075
     Watsco Inc............................    11,700      665,496
                                                         1,895,571

     TOTAL COMMON STOCK
      (COST $584,944,192)..................            631,249,250
     ----------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     ----------------------------------------------------------------------
     GEI Investment Fund
      (COST $96,159).......................                 79,812   /(k)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $585,040,351)..................            631,329,062
     ----------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 9.2%
     ----------------------------------------------------------------------
     GE Money Market Fund
      Institutional Class 0.00%
      (COST $63,903,138)...................             63,903,138 /(d,k)/

     TOTAL INVESTMENTS
      (COST $648,943,489)..................            695,232,200

     OTHER ASSETS AND LIABILITIES,
      NET -- 0.3%..........................              1,818,422
                                                      ------------

     NET ASSETS -- 100.0%..................           $697,050,622
                                                      ============

                           ---------------------------
                           OTHER INFORMATION
                           ---------------------------

The GE Institutional Small-Cap Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL     UNREALIZED
       DESCRIPTION           DATE    CONTRACTS   VALUE     (DEPRECIATION)
       ------------------------------------------------------------------
       Russell 2000 Mini
        Index Futures     June 2010     352    $23,833,920   $(104,241)

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

International Equity Fund

--------------------------------------------------------------------------------

[PHOTO]


Ralph R. Layman President and Chief Investment Officer -Public Equities

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion, which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional International Equity Fund returned 3.61% for the Investment Class shares and 3.45% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 3.06% and the Fund's Morningstar peer group of 832 Foreign Large Blend Funds returned an average of 3.97% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the aftermath of a substantial rally in the 6 months prior to October 2009, the markets entered a sustained period of reflection balancing conflicting drivers of performance. Positives include signs of economic recovery, attractive valuations, strong earnings, and plentiful cash. Negatives include concerns about the removal of stimulus, lack of final demand growth, high unemployment, and rising deficits.

Q. WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Despite enjoying a less-levered economy overall, Europe has underperformed due to the unfolding debt crisis experienced by Greece, where fears of contagion have knocked the Euro sharply. In addition, the over-leveraged UK market has seen the Pound fall sharply, exacerbated by an impending election where neither major party looks likely to win a large majority. Japan, however, has rallied of late on expectations its currency will weaken, a benefit for this export-led economy. Meanwhile, China continues to refocus on domestic growth, reducing dependence on the now less reliable overseas markets.

Q. WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Holdings in the materials sector made a substantial contribution to Fund performance largely based on China's continued growth, including mining companies (Rio Tinto & Vale, Brazil), fertilizers (Potash Corp.) and specialty metals (Sumitomo Metal Industries). In addition, industrial stocks performed well, driven by signs of economic recovery, and included Philips, Siemens and China South Locomotive, a major provider of rolling stock for China's fast-expanding rail system. Some negative attribution was seen from holdings in consumer discretionary (Vivendi & Suzuki Motors) and IT (Taiwan Semiconductor & Nintendo).

Q. DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The most significant changes in the sector weightings of the Fund took place as follows: reductions in utilities due to modest growth outlooks and high regulations, consumer staples due to valuation and margin concerns, and healthcare due to pipeline issues and the uncertainties surrounding US healthcare reform. Increases were seen in materials due to the strong economic

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   growth in major consumer, China; in consumer discretionary and industrials due to growing conviction concerning the recovery; and in financials as the crisis moves steadily off-stage.

Q. WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Several holdings were increased in the financials sector reflecting growing conviction that much of the crisis may be behind us. Names included Unicredit SPA; Nomura Holdings; Santander Brasil (as a swap for a trim in the parent, Santander Spain) and Deutsche Boerse. Japanese auto maker Suzuki was increased in exchange for Toyota which has suffered image problems in the US and elsewhere, and industrials, A P Moller Maersk (shipping) and Mitsubishi Corp. were increased on economic recovery grounds. Several defensive stocks including Roche, Shiseido (cosmetics), Danone (foods) and two utilities (E.On and Veolia) were reduced on valuation and outlook grounds.

International Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,036.09                 2.84
    Service Class                 1,000.00                 1,034.46                 4.11
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              1,000.00                 1,021.90                 2.82
    Service Class                 1,000.00                 1,020.68                 4.08
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.56% for Investment Class Shares and 0.81% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 3.61% for Investment Class shares, and 3.45% for Service Class shares.

International Equity Fund                          (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in companies in developed and emerging market countries outside the United States.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Foreign Large Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                     SIX MONTHS ONE YEAR FIVE YEAR TEN YEAR
     ----------------------------------------------------------------------
     Number of Funds in peer group      832       815       465      255
     ----------------------------------------------------------------------
     Morningstar peer group average
      annual total return              3.97%     52.99%    3.77%    0.19%
     ----------------------------------------------------------------------

Morningstar Category in peer group: Foreign Large Blend
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Foreign Large Blend peer group consisting of 832, 815, 465 and 225 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                   ------------------------------------------
                   Nestle S.A. (Regd.)                  2.97%
                   ------------------------------------------
                   Nomura Holdings Inc.                 2.86%
                   ------------------------------------------
                   BNP Paribas                          2.56%
                   ------------------------------------------
                   Rio Tinto PLC (Regd.)                2.48%
                   ------------------------------------------
                   Roche Holding AG                     2.34%
                   ------------------------------------------
                   Siemens AG (Regd.)                   2.30%
                   ------------------------------------------
                   HSBC Holdings PLC                    2.28%
                   ------------------------------------------
                   BHP Billiton PLC                     2.20%
                   ------------------------------------------
                   Mitsubishi UFJ Financial Group Inc.  2.10%
                   ------------------------------------------
                   Reckitt Benckiser Group PLC          2.05%
                   ------------------------------------------

REGIONAL ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $2,748,078 (in thousands) as of March 31, 2010


                                    [CHART]

Continental Europe         47.2%
United Kingdom             18.9%
Japan                      16.1%
Emerging Asia               5.2%
Canada                      4.0%
Pacific Rim                 3.6%
Latin America               3.5%
Emerging Europe             1.4%
United States               0.1%

 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]
                     GE Institutional
                  International Equity        MSCI EAFE Index
                  ----------------------     -----------------
03/00                      10,000.00            10,000.00
09/00                       8,820.45             8,829.27
09/01                       6,237.68             6,296.13
09/02                       5,239.86             5,318.41
09/03                       6,552.07             6,701.64
09/04                       7,962.79             8,181.43
09/05                      10,053.86            10,291.81
09/06                      12,103.61            12,263.79
09/07                      16,350.66            15,313.17
09/08                      12,033.09            10,643.24
09/09                      11,390.35            10,987.44
03/10                      11,801.39            11,323.92

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------

       INVESTMENT CLASS SHARES (Inception date: 11/25/97)
       -----------------------------------------------------------------
                         SIX    ONE   FIVE  TEN     ENDING VALUE OF A
                        MONTHS  YEAR  YEAR  YEAR  $10,000 INVESTMENT (A)
       -----------------------------------------------------------------
       International
        Equity Fund     3.61%  49.58% 5.40% 3.75%        $11,801
       -----------------------------------------------------------------
       MSCI EAFE Index  3.06%  54.44% 3.75% 1.25%        $11,324
       -----------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]
                       GE Institutional
                    International Equity        MSCI EAFE Index
                  ------------------------     ----------------
01/03/01                       10,000.00         10,000.00
09/01                           7,343.89          7,327.60
09/02                           6,144.04          6,189.71
09/03                           7,667.61          7,799.55
09/04                           9,295.78          9,521.76
09/05                          11,716.89         11,977.88
09/06                          14,062.61         14,272.92
09/07                          18,949.55         17,821.87
09/08                          13,909.43         12,386.88
09/09                          13,141.36         12,787.47
03/10                          13,594.23         13,179.08




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 1/3/01)
--------------------------------------------------------------------------------

                        SIX    ONE   FIVE    SINCE     ENDING VALUE OF A
                       MONTHS  YEAR  YEAR  INCEPTION $10,000 INVESTMENT (A)
     ----------------------------------------------------------------------
     International
      Equity Fund      3.45%  49.18% 5.14%   3.38%          $13,594
     ----------------------------------------------------------------------
     MSCI EAFE Index*  3.06%  54.44% 3.75%   3.03%          $13,179
     ----------------------------------------------------------------------

                                    [GRAPHIC]



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
 *Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                     GE INSTITUTIONAL INTERNATIONAL EQUITY


                                            NUMBER
                                         OF SHARES          VALUE
        COMMON STOCK -- 98.2%+
        ----------------------------------------------------------------

        AUSTRALIA -- 2.3%

        Brambles Ltd...................  6,696,578 $   45,237,887
        Paladin Energy Ltd.............  4,179,959     15,154,468 /(a)/
        Telstra Corporation Ltd........  1,154,949      3,169,608
                                                       63,561,963

        BRAZIL -- 2.7%

        Banco Santander Brasil S.A.....  1,915,300     23,588,443
        Petroleo Brasileiro S.A. ADR...    581,071     23,004,601
        Vale S.A.......................  1,048,747     29,113,217
                                                       75,706,261

        CANADA -- 3.9%

        Kinross Gold Corp..............    431,974      7,395,780
        Potash Corp of
         Saskatchewan Inc..............    455,084     54,401,052
        Research In Motion Ltd.........    421,247     31,244,233 /(a)/
        Suncor Energy Inc..............    492,573     16,036,357
                                                      109,077,422

        CHILE -- 0.4%

        Sociedad Quimica y Minera de
         Chile S.A. ADR (Series B).....    274,322     10,256,900

        CHINA -- 0.8%

        China Mobile Ltd...............    733,245      7,054,156
        China South Locomotive and
         Rolling Stock Corp............ 19,589,699     15,263,652
                                                       22,317,808

        DENMARK -- 1.1%

        A P Moller - Maersk A/S
         (Series B)....................      3,184     24,305,785
        G4S PLC........................  1,855,328      7,385,028
                                                       31,690,813

        FINLAND -- 0.5%

        Nokia Oyj......................    881,398     13,750,898 /(a)/

        FRANCE -- 13.0%

        AXA S.A........................  1,038,281     23,138,660
        BNP Paribas....................    913,885     70,311,783 /(h)/
        Cie Generale d'Optique Essilor
         International S.A.............    738,286     47,221,518
        Credit Agricole S.A............  2,246,974     39,403,314
        European Aeronautic Defence
         and Space Company N.V.........    769,492     15,508,662
        Groupe Danone..................    278,737     16,821,286
        Schneider Electric S.A.........    202,296     23,770,418
        Total S.A......................    769,475     44,749,752

                                            NUMBER
                                         OF SHARES          VALUE

        Veolia Environnement...........    600,605 $   20,869,578
        Vinci S.A......................    374,189     22,093,051
        Vivendi........................  1,319,773     35,385,311
                                                      359,273,333

        GERMANY -- 10.0%

        Adidas AG......................    490,227     26,267,704
        Bayer AG.......................    595,378     40,344,729
        Daimler AG (Regd.).............    431,754     20,362,503
        Deutsche Boerse AG.............    553,155     41,076,237
        E.ON AG........................    269,322      9,961,405 /(h)/
        Linde AG.......................    334,555     39,990,297
        Metro AG.......................    389,418     23,142,382
        Siemens AG (Regd.).............    630,645     63,274,077
        ThyssenKrupp AG................    362,231     12,476,375
                                                      276,895,709

        HONG KONG -- 1.3%

        Esprit Holdings Ltd............  4,622,981     36,497,062

        INDIA -- 0.3%

        Larsen & Toubro Ltd............    247,429      8,990,554

        IRELAND -- 0.8%

        CRH PLC........................    908,166     22,708,942

        ITALY -- 3.4%

        ENI S.p.A......................  1,073,064     25,220,585
        Intesa Sanpaolo S.p.A..........  5,292,693     19,747,946 /(a)/
        Saipem S.p.A...................    221,180      8,574,330
        UniCredit S.p.A................ 13,744,635     40,682,813
                                                       94,225,674

        JAPAN -- 16.0%

        Daikin Industries Ltd..........    318,000     13,017,444
        Mitsubishi Corp................    911,000     23,886,451
        Mitsubishi Estate Company Ltd..  1,674,857     27,424,349
        Mitsubishi Heavy
         Industries Ltd................  3,559,000     14,740,293
        Mitsubishi UFJ Financial
         Group Inc..................... 11,022,054     57,799,727
        Nomura Holdings Inc............ 10,675,823     78,720,484
        Shiseido Company Ltd...........    303,216      6,587,420
        Sony Financial Holdings Inc....      9,377     30,808,423 /(a)/
        Sumitomo Metal Industries Ltd.. 17,704,188     53,620,347
        Sumitomo Mitsui Financial
         Group Inc.....................    215,982      7,142,384
        Suzuki Motor Corp..............  1,555,975     34,353,344
        Taiyo Nippon Sanso Corp........  1,475,000     14,427,975
        The Bank of Yokohama Ltd.......  4,390,607     21,520,741
        Toyota Motor Corp..............    485,981     19,477,727
        Unicharm Corp..................     15,405      1,488,732
        Yamada Denki Company Ltd.......    516,870     38,167,840
                                                      443,183,681

        MEXICO -- 0.3%

        America Movil SAB de C.V. ADR
         (Series L)....................    182,770      9,200,642

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES          VALUE

       NETHERLANDS -- 3.0%

       Heineken N.V....................    350,643 $   18,053,007
       Koninklijke Ahold N.V...........  1,325,563     17,703,015
       Koninklijke Philips
        Electronics N.V................  1,437,253     46,168,274
                                                       81,924,296

       RUSSIA -- 0.5%

       Mobile Telesystems OJSC ADR.....    235,954     13,095,447

       SOUTH AFRICA -- 0.9%

       MTN Group Ltd...................  1,613,703     24,610,017

       SOUTH KOREA -- 2.1%

       KB Financial Group Inc..........    356,420     17,199,639
       Samsung Electronics
        Company Ltd....................     57,370     41,476,565
                                                       58,676,204

       SPAIN -- 3.3%

       Banco Santander S.A. (Regd.)....  4,043,294     53,834,431 /(h)/
       Iberdrola S.A...................  1,851,981     15,724,613
       Telefonica S.A..................    885,158     21,007,777
                                                       90,566,821

       SWEDEN -- 0.9%

       Hennes & Mauritz AB (Series B)..    168,095     10,956,421
       Telefonaktiebolaget LM Ericsson
        (Series B).....................  1,195,855     12,644,792
                                                       23,601,213

       SWITZERLAND -- 10.1%

       ABB Ltd. (Regd.)................    960,879     21,024,221 /(a)/
       Credit Suisse Group AG (Regd.)..    660,140     34,087,320
       Nestle S.A. (Regd.).............  1,592,723     81,713,023
       Novartis AG (Regd.).............    552,657     29,902,443 /(a)/
       Roche Holding AG................    395,463     64,247,944 /(a)/
       Syngenta AG.....................    102,354     28,472,995
       Zurich Financial Services AG....     84,709     21,753,686
                                                      281,201,632

       TAIWAN -- 1.9%

       Delta Electronics, Inc..........  2,184,394      6,912,639
       Taiwan Semiconductor
        Manufacturing
        Company Ltd.................... 20,759,548     40,201,278
       Taiwan Semiconductor
        Manufacturing Company
        Ltd. ADR.......................    607,742      6,375,214
                                                       53,489,131

       UNITED KINGDOM -- 18.7%

       BG Group PLC....................  1,827,173     31,610,551
       BHP Billiton PLC................  1,762,823     60,433,014 /(h)/
       BP PLC..........................  3,048,258     28,825,419

                                           NUMBER
                                        OF SHARES          VALUE

      G4S PLC.........................  4,077,615 $   16,174,655
      HSBC Holdings PLC...............  6,184,073     62,662,566
      Lloyds Banking Group PLC........ 41,089,664     39,123,872
      National Grid PLC...............  3,635,090     35,372,759
      Prudential PLC..................  4,256,428     35,349,764
      Reckitt Benckiser Group PLC.....  1,029,128     56,464,438
      Rio Tinto PLC (Regd.)...........  1,152,185     68,249,640
      Tesco PLC.......................  6,066,401     40,070,662   /(h)/
      The Capita Group PLC............  1,788,925     20,528,545
      Vodafone Group PLC.............. 10,000,957     23,059,095
                                                     517,924,980

      TOTAL COMMON STOCK
       (COST 2,561,780,455)...........             2,722,427,403
      -------------------------------------------------------------------
      PREFERRED STOCK -- 0.8%
      -------------------------------------------------------------------

      Fresenius SE....................    123,093      9,310,540
      Volkswagen AG...................     84,673      7,779,370
      Volkswagen AG...................     52,608      4,626,950   /(a)/

      TOTAL PREFERRED STOCK
       (COST 20,801,795)..............                21,716,860
      -------------------------------------------------------------------
      RIGHTS -- 0.0%*
      -------------------------------------------------------------------
      Volkswagen AG
       (COST $ 0).....................     84,673         54,421   /(a)/
      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------
      GEI Investment Fund
       (COST $268,918)................                   223,202   /(k)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $2,582,851,168)..........             2,744,421,886
      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 0.1%
      -------------------------------------------------------------------
      GE Money Market Fund
       Institutional Class 0.00%
       (COST $3,656,217)..............                 3,656,217 /(d,k)/

      TOTAL INVESTMENTS
       (COST $2,586,507,385)..........             2,748,078,103

      OTHER ASSETS AND LIABILITIES,
       NET -- 0.9%....................                24,587,193
                                                  --------------

      NET ASSETS -- 100.0%............            $2,772,665,296
                                                  --------------

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                            ------------------------
                            OTHER INFORMATION
                            ------------------------

The GE Institutional International Equity Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                   NUMBER     CURRENT       UNREALIZED
                       EXPIRATION    OF       NOTIONAL    APPRECIATION/
       DESCRIPTION        DATE    CONTRACTS    VALUE      (DEPRECIATION)
       -----------------------------------------------------------------
       DJ Euro Stoxx
        50 Index
        Futures        June 2010     340    $(13,116,134)   $ (92,544)
       FTSE 100 Index
        Futures        June 2010      79      (6,723,351)       6,346
       Topix Index
        Futures        June 2010      54      (5,649,080)    (256,206)
                                                            ---------
                                                            $(342,404)
                                                            =========

The GE Institutional International Equity Fund was invested in the following categories at March 31, 2010 (unaudited):

                                                   PERCENTAGE (BASED ON
         INDUSTRY                                     MARKET VALUE)
         --------------------------------------------------------------
         Commercial Banks                                 16.49%
         Metals & Mining                                   8.42%
         Oil, Gas & Consumable Fuels                       6.72%
         Chemicals                                         5.37%
         Pharmaceuticals                                   4.89%
         Capital Markets                                   4.11%
         Insurance                                         4.04%
         Industrial Conglomerates                          3.98%
         Food Products                                     3.59%
         Semiconductors & Semiconductor Equipment          3.20%
         Automobiles                                       3.15%
         Specialty Retail                                  3.12%
         Food & Staples Retailing                          2.94%
         Wireless Telecommunication Services               2.80%
         Commercial Services & Supplies                    2.50%
         Household Products                                2.11%
         Communications Equipment                          2.10%
         Healthcare Equipment & Supplies                   2.06%
         Multi-Utilities                                   2.05%
         Electrical Equipment                              1.63%
         Diversified Financial Services                    1.49%
         Media                                             1.29%
         Construction & Engineering                        1.13%
         Machinery                                         1.09%
         Real Estate Management & Development              1.00%
         Textiles Apparel & Luxury Goods                   0.96%
         Electric Utilities                                0.93%
         Diversified Telecommunication Services            0.88%
         Marine                                            0.88%
         Trading Companies & Distributors                  0.87%

           Construction Materials                       0.83%
           Professional Services                        0.75%
           Beverages                                    0.66%
           Aerospace & Defense                          0.56%
           Building Products                            0.47%
           Energy Equipment & Services                  0.31%
           Electronic Equipment, Instruments &
            Components                                  0.25%
           Personal Products                            0.24%
                                                       ------
                                                       99.86%
                                                       ------

                                                PERCENTAGES (BASED ON
           SHORT-TERM AND OTHER INVESTMENTS         MARKET VALUE)
           ----------------------------------------------------------
           Short-Term                                   0.13%
           Other Investments                            0.01%
                                                       ------
                                                        0.14%
                                                       ------
                                                         100%
                                                       ======

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Strategic Investment Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



[PHOTO]


Paul M. Colonna
President and Chief
Investment Officer -
Fixed Income

[PHOTO]


Ralph R. Layman
President and Chief
Investment Officer -
Public Equities

[PHOTO]


Thomas R. Lincoln
Senior Vice President

[PHOTO]


Judith A. Studer
Chief Market Strategist

[PHOTO]


Diane M. Wehner
Senior Vice President

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objective. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Strategic Investment Fund returned 6.40% for the Investment Class shares, and 5.79% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 11.75% and 1.99%, respectively. The Fund's Morningstar peer group of 1,205 U.S. Moderate Allocation Funds returned an average of 7.75% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Institutional Strategic Investment Fund for the six-month period ended March 31, 2010 was primarily driven by the Fund's equity overweight and performance, its underweight position in fixed income, and an overweight in cash.

   Equity Market Overview
   In the six-month period ended March 31, 2010, the U.S. and global economies continued a gradual recovery which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. equity market performance achieved double-digit returns during the period with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large-caps, and lower quality companies outperformed higher quality companies. This relative performance was a headwind for portfolio managers that prioritize balance sheet quality, strong capital management, experienced management, and market leadership. In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion which benefited U.S. over non-U.S. stocks. Against this backdrop, the U.S. dollar advanced against the euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence.

   U.S. Equity
   Improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in the fourth quarter of 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. The financial and cyclical sectors put up the best fourth quarter earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

Strategic Investment Fund

--------------------------------------------------------------------------------


   The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

   After last year's outperformance, an investment environment favoring small-cap, low quality companies challenged performance in the first half of this period since we generally focused on large-cap, high quality companies. Holdings in the financials and consumer discretionary sectors were the key drivers of underperformance. In consumer discretionary, the portfolio's emphasis on the less cyclical media stocks hurt as investors flocked to industries more leveraged to the improving employment and consumer spending trends, e.g., retail, autos, and leisure. On the positive side, the portfolio's telecom holdings significantly outperformed the S&P telecom sector by over 18%.

   Our process remained consistent as we continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. We reduced our financial sector overweight during the period, and took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. We also went from an underweight in materials to an overweight position. At March 31, 2010, the Fund's largest overweights were in technology and health care, and the largest underweights were in consumer staples and industrials.

   Valuations for many companies remain attractive, even after the strong rebound that began a year ago in March 2009. While lower quality companies have outperformed recently, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

   U.S. Mid-Cap Equity
   Mid-cap equity performance in the fourth quarter of 2009 was dominated by high quality growth stocks, during which the mid-cap equity portfolio outperformed. However, the first quarter of 2010 saw a resurgence in stocks of lower quality, more cyclical companies. Value style of investing outperformed growth which was a disadvantage for the mid-cap equity portfolio given its skew toward high quality growth-oriented companies. The portfolio was underweight both the industrial and material sectors which outperformed the market. In addition, the portfolio was invested in more defensive names which underperformed their more cyclical counterparts. The benefits of the overweight in the health care sector, which was up nearly 20%, were more than offset by individual stock performance. Despite an overweight in information technology, which underperformed the market, stock selection in this sector benefitted performance. The focus on secular growth companies in the utility sector also contributed positively to performance.

   International Equity
   Following a substantial rally during the six months prior to October 2009, the international equity markets entered a sustained period of reflection balancing conflicting drivers of performance. Positives included signs of economic recovery, attractive valuations, strong earnings, and plentiful cash. Negatives included concerns about the removal of stimulus, lack of final demand growth, high unemployment, and rising deficits.

   Despite enjoying a less-levered economy overall, Europe has underperformed due to the unfolding debt crisis experienced by Greece, where fears of contagion have knocked the euro sharply. In addition, the overleveraged UK market has seen the pound fall sharply, exacerbated by an impending election where neither major party looks likely to win a large majority. Japan, however, has rallied of late on expectations its currency will weaken, a benefit for this export-led economy. Meanwhile, China continues to refocus on domestic growth, reducing dependence on the now less reliable overseas markets.

   Holdings in the materials sector made a substantial contribution to performance largely based on China's continued growth, including mining companies, fertilizers, and specialty metals. In addition, industrial stocks performed well, driven by signs of economic recovery. Some negative attribution was seen from

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   holdings in consumer discretionary and information technology. The most significant changes in international equity sector weightings were reductions in utilities due to modest growth outlooks and high regulations, consumer staples due to valuation and margin concerns, and health care due to pipeline issues and the uncertainties surrounding U.S. health care reform. Several defensive stocks were also reduced on valuation and outlook grounds. Increases were seen in materials due to the strong economic growth in the major consumer, China, in consumer discretionary and industrials due to growing conviction concerning the recovery, and in financials reflecting growing conviction that much of the crisis may be behind us.

   U.S. Fixed Income
   The U.S. economy and fixed income markets continued to improve over the six months ending March 31, 2010 primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March and inflation remained subdued posting a 1.3% year-over-year year Personal Consumption Expenditures (PCE) Core Price Index in February. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep rates low for an extended period. In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. U.S. Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83%, respectively. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgage-backed securities performed best returning 12.68% followed by high yield which returned 11.1%. U.S. Treasuries returned -0.2% due to the increase in yields.

   The primary drivers of fixed income performance relative to its benchmark were duration positioning and sector allocation. Portfolio duration was held shorter than the benchmark duration which contributed to positive excess return as interest rates rose. In general, the overweight allocation to investment grade corporate bonds and commercial mortgage-backed securities plus the exposure to high yield and emerging market debt added to the Fund's positive relative return. These sectors outperformed government securities, which the portfolio was generally underweight.

   Interest rate futures were bought and sold for interest rate exposure and duration management versus the index. Interest only (IO) collateralized mortgage obligations (CMO), inverse interest only (IIO) CMO, and principal only (PO) CMO securities were bought and sold for total return enhancement.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During this period, we lowered the Fund's exposure to fixed income and cash and increased its exposure to international equity, emerging markets equity, and U.S. mid-cap equity. We reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core equity to increase diversification. At the end of the period, the Fund was underweight in fixed income and overweight in equities and cash.

Strategic Investment Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,063.95                1.85
    Service Class                 $1,000.00                $1,057.90                3.13
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,022.87                1.82
    Service Class                 $1,000.00                $1,021.65                3.07
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.32% for Investment Class Shares and 0.57% for Service Class Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 6.40% for Investment Class shares, and 5.79% for Service Class shares.

Strategic Investment Fund                          (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of U.S. and foreign equity, debt securities and cash.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Moderate Allocation Peer Group
Based on average annual returns for periods ended 3/31/10

                                         SIX    ONE   THREE  FIVE  TEN
                                        MONTHS  YEAR  YEAR   YEAR  YEAR
        ----------------------------------------------------------------
        Number of Funds in peer group   1,205  1,163   943    771   440
        ----------------------------------------------------------------
        Morningstar peer group average
         annual total return            7.75%  36.77% -1.21% 3.03% 2.11%
        ----------------------------------------------------------------

Morningstar Category in peer group: Moderate Allocation
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, three-year, five-year and ten-year periods indicated in the Moderate Allocation peer group consisting of 1,205, 1,163, 943, 771 and 440 underlying funds, respectively.

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                 ----------------------------------------------
                 Federal National Mortgage Assoc. 5.50%,
                   03/01/14 - 12/01/38                    1.35%
                 ----------------------------------------------
                 Federal National Mortgage Assoc.
                   4.50%, 05/01/18 - 02/01/40             1.11%
                 ----------------------------------------------
                 U.S. Treasury Notes 1.00%, 12/31/2011    1.07%
                 ----------------------------------------------
                 U.S. Treasury Notes 3.38%, 11/15/2019    0.93%
                 ----------------------------------------------
                 Microsoft Corp.                          0.90%
                 ----------------------------------------------
                 Amgen Inc.                               0.87%
                 ----------------------------------------------
                 NII Holdings, Inc.                       0.84%
                 ----------------------------------------------
                 Cisco Systems, Inc.                      0.81%
                 ----------------------------------------------
                 PepsiCo, Inc.                            0.80%
                 ----------------------------------------------
                 Nestle S.A. (Regd.)                      0.71%
                 ----------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $651,576 (in thousands) as of March 31, 2010


                                    [CHART]

Domestic Equity            33.3%
Foreign Equity             30.3%
Bonds and Notes            19.6%
Short-Term                 16.7%
Other Investments           0.1%


 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                                                         Barclays Capital
        GE Institutional Strategic                       U.S. Aggregate
        Investment                     S&P 500 Index     Bond Index
        ---------------------------   ---------------   ------------------
03/00           10,000.00                10,000.00          10,000.00
09/00           10,009.12                 9,618.91          10,480.88
09/01            9,165.63                 7,054.65          11,838.46
09/02            8,448.28                 5,609.16          12,856.15
09/03            9,909.56                 6,980.03          13,551.64
09/04           10,714.33                 7,948.37          14,050.07
09/05           11,713.92                 8,922.16          14,442.78
09/06           12,929.86                 9,885.37          14,972.90
09/07           15,417.69                11,510.75          15,741.88
09/08           12,930.29                 8,981.17          16,316.81
09/09           12,827.02                 8,360.79          18,039.33
03/10           13,647.34                 9,343.22          18,398.06


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------

                              SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                             MONTHS  YEAR  YEAR   YEAR  $10,000 INVESTMENT (A)
  ----------------------------------------------------------------------------
  Strategic Investment Fund   6.40% 30.97% 3.88%  3.16%        $13,647
  ----------------------------------------------------------------------------
  S&P 500 Index              11.75% 49.77% 1.92% -0.68%        $ 9,343
  ----------------------------------------------------------------------------
  Barclays Capital U.S.
   Aggregate Bond Index       1.99%  7.69% 5.44%  6.29%        $18,398
  ----------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Barclays Capital
           GE Institutional Strategic                      U.S. Aggregate
           Investment                      S&P 500 Index   Bond Index
         -----------------------------    --------------  -----------------
09/01/05                 10,000.00           10,000.00       10,000.00
09/06                    11,003.89           11,079.57       10,367.05
09/07                    13,095.24           12,901.30       10,899.48
09/08                    10,941.94           10,066.13       11,297.55
09/09                    10,827.62           9,370.81        12,490.20
03/10                    11,454.49           10,471.92       12,738.59

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                            SIX    ONE   THREE    SINCE     ENDING VALUE OF A
                           MONTHS  YEAR  YEAR   INCEPTION $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Strategic Investment Fund   5.79% 30.08% -1.20%   3.06%          $11,454
--------------------------------------------------------------------------------
S&P 500 Index*             11.75% 49.77% -4.16%   1.03%          $10,472
--------------------------------------------------------------------------------
Barclays Capital U.S.
 Aggregate Bond Index*      1.99%  7.69%  6.14%   5.52%          $12,739
--------------------------------------------------------------------------------

                                    [GRAPHIC]


(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
 *Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                           STRATEGIC INVESTMENT FUND


                                             NUMBER
                                          OF SHARES        VALUE
      DOMESTIC EQUITY -- 32.8%+
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 0.7%

      Alliant Techsystems, Inc...........    11,298 $    918,527   /(a)/
      Hexcel Corp........................    76,056    1,098,249   /(a)/
      Honeywell International Inc........    19,200      869,184
      ITT Corp...........................    24,606    1,319,127
      Rockwell Collins, Inc..............     6,720      420,605
                                                       4,625,692

      BEVERAGES -- 1.0%

      Coca-Cola Enterprises, Inc.........    28,149      778,601
      Molson Coors Brewing Co. (Class B).     8,485      356,879
      PepsiCo, Inc.......................    79,074    5,231,536   /(h)/
                                                       6,367,016

      BIOTECHNOLOGY -- 1.6%

      Alexion Pharmaceuticals, Inc.......     4,567      248,308   /(a)/
      Amgen Inc..........................    94,871    5,669,491 /(a,h)/
      Gilead Sciences, Inc...............    87,494    3,979,227   /(a)/
      Vertex Pharmaceuticals Inc.........    18,696      764,106   /(a)/
                                                      10,661,132

      CAPITAL MARKETS -- 2.0%

      Affiliated Managers Group Inc......    14,003    1,106,237   /(a)/
      Ameriprise Financial, Inc..........    17,920      812,851
      Invesco Ltd........................    37,572      823,203
      Morgan Stanley.....................    14,080      412,403
      State Street Corp..................    90,094    4,066,843   /(e)/
      The Bank of New York Mellon Corp...    31,360      968,397
      The Charles Schwab Corp............    26,074      487,323
      The Goldman Sachs Group, Inc.......    26,629    4,543,706
                                                      13,220,963

      CHEMICALS -- 0.9%

      Intrepid Potash, Inc...............    21,054      638,568   /(a)/
      Monsanto Co........................    36,061    2,575,476
      Praxair, Inc.......................    33,081    2,745,723
                                                       5,959,767

      COMMERCIAL BANKS -- 0.3%

      Regions Financial Corp.............    76,228      598,390
      SunTrust Banks, Inc................    14,406      385,937
      US Bancorp.........................    17,600      455,488
      Zions Bancorporation...............     9,891      215,822
                                                       1,655,637

      COMMERCIAL SERVICES & SUPPLIES -- 0.6%

      Corrections Corporation
       of America........................   101,713    2,020,020   /(a)/
      Iron Mountain Inc..................    47,451    1,300,157

                                              NUMBER
                                           OF SHARES         VALUE

       Stericycle, Inc....................     5,630  $    306,835   /(a)/
                                                         3,627,012

       COMMUNICATIONS EQUIPMENT -- 1.6%

       Cisco Systems, Inc.................   203,023     5,284,689 /(a,h)/
       Juniper Networks, Inc..............    32,589       999,831   /(a)/
       QUALCOMM Inc.......................   106,405     4,467,946   /(h)/
                                                        10,752,466

       COMPUTERS & PERIPHERALS -- 0.9%

       Apple Inc..........................     6,361     1,494,390   /(a)/
       Hewlett-Packard Co.................    25,280     1,343,632
       International Business Machines
        Corp..............................    17,280     2,216,160
       Synaptics Inc......................    33,948       937,304   /(a)/
                                                         5,991,486

       DIVERSIFIED FINANCIAL SERVICES -- 1.4%

       Bank of America Corp...............   148,862     2,657,187
       CME Group Inc......................    13,029     4,118,597
       JPMorgan Chase & Co................    42,033     1,880,977
       MSCI Inc. (Class A)................    14,423       520,670   /(a)/
                                                         9,177,431

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

       AT&T Inc...........................    36,801       950,938
       Verizon Communications Inc.........    16,000       496,320
                                                         1,447,258

       ELECTRIC UTILITIES -- 0.6%

       Edison International...............    22,400       765,408
       Entergy Corp.......................     4,800       390,480
       ITC Holdings Corp..................    24,307     1,336,885
       Northeast Utilities................    44,678     1,234,900
                                                         3,727,673

       ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

       Cogent, Inc........................    43,699       445,730   /(a)/
       Corning Inc........................    29,280       591,749
                                                         1,037,479

       ENERGY EQUIPMENT & SERVICES -- 1.1%

       Dresser-Rand Group Inc.............    21,650       680,243   /(a)/
       Halliburton Co.....................    24,480       737,582
       Nabors Industries Ltd..............     6,957       136,566   /(a)/
       National Oilwell Varco, Inc........     5,600       227,248
       Noble Corp.........................    16,890       706,340
       Schlumberger Ltd...................    65,734     4,171,480   /(h)/
       Weatherford International Ltd......    38,414       609,246   /(a)/
                                                         7,268,705

       FOOD & STAPLES RETAILING -- 0.0%*

       Safeway Inc........................     6,080       151,149

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

    FOOD PRODUCTS -- 0.5%

    Archer-Daniels-Midland Co..............    14,400 $    416,160
    Kraft Foods Inc. (Class A).............    23,680      716,083
    McCormick & Company Inc................    34,173    1,310,876
    Mead Johnson Nutrition Co.
     (Class A).............................    11,701      608,803
                                                         3,051,922

    GAS UTILITIES -- 0.1%

    EQT CORP...............................     9,604      393,764

    HEALTHCARE EQUIPMENT & SUPPLIES -- 1.7%

    Baxter International Inc...............    35,616    2,072,851
    Becton Dickinson & Co..................     7,680      604,646
    Covidien PLC...........................    47,247    2,375,580
    DENTSPLY International Inc.............    11,114      387,323
    Gen-Probe Inc..........................    11,570      578,500   /(a)/
    Hologic, Inc...........................    50,406      934,527   /(a)/
    Masimo Corp............................    37,566      997,377
    Medtronic, Inc.........................    32,511    1,463,970   /(h)/
    ResMed, Inc............................    30,490    1,940,689   /(a)/
                                                        11,355,463

    HEALTHCARE PROVIDERS & SERVICES -- 1.2%

    Cardinal Health, Inc...................    17,600      634,128
    Catalyst Health Solutions, Inc.........    22,101      914,539   /(a)/
    Express Scripts, Inc...................    35,361    3,598,335   /(a)/
    McKesson Corp..........................     3,840      252,365
    Omnicare, Inc..........................    14,400      407,376
    Psychiatric Solutions, Inc.............     7,659      228,238   /(a)/
    UnitedHealth Group, Inc................    41,973    1,371,258 /(a,h)/
                                                         7,406,239

    HOTELS RESTAURANTS & LEISURE -- 0.4%

    Carnival Corp..........................    34,760    1,351,469
    Marriott International, Inc. (Class A).     6,671      210,270
    Penn National Gaming, Inc..............    26,920      748,376   /(a)/
    The Cheesecake Factory Inc.............    16,519      447,004   /(a)/
                                                         2,757,119

    HOUSEHOLD DURABLES -- 0.1%

    MDC Holdings, Inc......................    10,597      366,762

    HOUSEHOLD PRODUCTS -- 0.4%

    Clorox Co..............................    11,040      708,106
    Kimberly-Clark Corp....................     5,600      352,128
    The Procter & Gamble Co................    28,960    1,832,299
                                                         2,892,533

    INDUSTRIAL CONGLOMERATES -- 0.2%

    McDermott International, Inc...........    12,786      344,199   /(a)/
    Textron, Inc...........................    51,400    1,091,222   /(h)/
                                                         1,435,421

                                               NUMBER
                                            OF SHARES        VALUE

      INSURANCE -- 1.2%

      ACE Ltd..............................    35,765 $  1,870,510
      AFLAC Inc............................    30,790    1,671,589
      AON Corp.............................    10,560      451,018
      HCC Insurance Holdings, Inc..........    55,565    1,533,594
      MetLife, Inc.........................     5,920      256,573
      PartnerRe Ltd........................     4,524      360,653
      Principal Financial Group, Inc.......    18,240      532,790
      Prudential Financial, Inc............    16,000      968,000
                                                         7,644,727

      INTERNET SOFTWARE & SERVICES -- 0.5%

      Equinix, Inc.........................     2,287      222,617 /(a)/
      Google Inc. (Class A)................     4,218    2,391,648 /(a)/
      MercadoLibre, Inc....................    13,128      632,901 /(a)/
                                                         3,247,166

      IT SERVICES -- 1.1%

      Accenture PLC........................     4,805      201,570
      Cognizant Technology Solutions Corp.
       (Class A)...........................    15,468      788,559 /(a)/
      Cybersource Corp.....................    23,308      411,153 /(a)/
      DST Systems, Inc.....................     1,357       56,248
      Paychex, Inc.........................    25,063      769,434
      Telvent GIT S.A......................     8,378      240,951
      The Western Union Co.................   148,439    2,517,525
      Visa, Inc. (Class A).................    25,936    2,360,954
                                                         7,346,394

      LIFE SCIENCES TOOLS & SERVICES -- 0.7%

      Covance Inc..........................    17,217    1,056,952 /(a)/
      Illumina, Inc........................    20,445      795,310 /(a)/
      Life Technologies Corp...............     5,440      284,349 /(a)/
      Mettler-Toledo International, Inc....     7,348      802,402 /(a)/
      Thermo Fisher Scientific, Inc........    28,136    1,447,316 /(a)/
                                                         4,386,329

      MACHINERY -- 0.4%

      Cummins Inc..........................     6,955      430,862
      Deere & Co...........................    12,480      742,061
      Eaton Corp...........................     8,800      666,776
      Harsco Corp..........................    31,025      990,939
                                                         2,830,638

      MEDIA -- 1.4%

      DIRECTV (Class A)....................    62,902    2,126,716 /(a)/
      Liberty Global, Inc. (Series C)......    63,419    1,832,175 /(a)/
      Omnicom Group Inc....................    58,749    2,280,049
      Regal Entertainment Group
       (Class A)...........................    51,490      904,679
      The Walt Disney Co...................    17,600      614,416
      Time Warner Inc......................    52,001    1,626,071
                                                         9,384,106

      METALS & MINING -- 0.4%

      Allegheny Technologies Inc...........    28,857    1,557,990

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES           VALUE

          Freeport-McMoRan Copper &
           Gold Inc........................     9,120    $    761,885
          Steel Dynamics, Inc..............    33,779         590,119
                                                            2,909,994

          MULTILINE RETAIL -- 0.5%

          Dollar General Corp..............    23,174         585,143 /(a)/
          Kohl's Corp......................    22,248       1,218,746 /(a)/
          Target Corp......................    29,489       1,551,121
                                                            3,355,010

          MULTI-UTILITIES -- 0.2%

          Dominion Resources, Inc..........    22,400         920,864
          SCANA Corp.......................    12,881         484,197
                                                            1,405,061

          OIL, GAS & CONSUMABLE FUELS -- 1.5%

          Apache Corp......................    14,034       1,424,451
          Chesapeake Energy Corp...........     5,120         121,037
          Chevron Corp.....................    16,480       1,249,678
          Devon Energy Corp................     9,600         618,528
          Exxon Mobil Corp.................    34,537       2,313,289 /(h)/
          Hess Corp........................     3,200         200,160
          Marathon Oil Corp................    39,729       1,257,026
          Occidental Petroleum Corp........     7,520         635,741
          Peabody Energy Corp..............    11,243         513,805
          Petrohawk Energy Corp............    25,115         509,332 /(a)/
          Pioneer Natural Resources Co.....     9,935         559,539
          Southwestern Energy Co...........    11,808         480,822 /(a)/
                                                            9,883,408

          PAPER & FOREST PRODUCTS -- 0.1%

          Weyerhaeuser Co..................     6,400         289,728

          PERSONAL PRODUCTS -- 0.1%

          Alberto-Culver Co................    15,307         400,278
          Avon Products, Inc...............     8,960         303,475
                                                              703,753

          PHARMACEUTICALS -- 0.6%

          Abbott Laboratories..............     8,800         463,584
          Bristol-Myers Squibb Co..........    41,121       1,097,931
          Johnson & Johnson................    19,200       1,251,840
          Merck & Company Inc..............     2,400          89,640
          Pfizer Inc.......................    56,001         960,417
                                                            3,863,412

          PROFESSIONAL SERVICES -- 0.1%

          HIS, Inc. (Class A)..............    13,708         732,967 /(a)/

          REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%

          Douglas Emmett, Inc. (REIT)......    23,366         359,135
          SL Green Realty Corp. (REIT).....     6,955         398,313
                                                              757,448

                                               NUMBER
                                            OF SHARES        VALUE

    REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

    CB Richard Ellis Group, Inc. (Class A).   138,520 $  2,195,542   /(a)/

    ROAD & RAIL -- 0.1%

    Union Pacific Corp.....................    10,240      750,592

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%

    Hittite Microwave Corp.................    22,436      986,511   /(a)/
    Intel Corp.............................   103,458    2,302,975   /(h)/
    Kla-Tencor Corp........................     2,880       89,050
    Marvell Technology Group Ltd...........    58,962    1,201,646   /(a)/
    Microchip Technology Inc...............     8,800      247,808
    Nvidia Corp............................     6,400      111,232   /(a)/
    Texas Instruments Inc..................    19,040      465,909
                                                         5,405,131

    SOFTWARE -- 2.0%

    Activision Blizzard, Inc...............    80,383      969,419
    ArcSight, Inc..........................     5,501      154,853   /(a)/
    Blackboard Inc.........................    13,695      570,534   /(a)/
    Citrix Systems, Inc....................    16,364      776,799   /(a)/
    Intuit, Inc............................    36,453    1,251,796 /(a,h)/
    Microsoft Corp.........................   200,171    5,859,005   /(h)/
    Oracle Corp............................    28,960      743,982
    Rovi Corp..............................    62,074    2,304,808   /(a)/
                                                        12,631,196

    SPECIALTY RETAIL -- 1.2%

    Bed Bath & Beyond, Inc.................    62,732    2,745,152 /(a,h)/
    Lowe's Companies, Inc..................   143,137    3,469,641
    O'Reilly Automotive, Inc...............    21,198      884,169   /(a)/
    Urban Outfitters, Inc..................    11,694      444,723   /(a)/
                                                         7,543,685

    TEXTILES APPAREL & LUXURY GOODS -- 0.2%

    Coach, Inc.............................    24,368      963,023
    NIKE, Inc. (Class B)...................     1,280       94,080
                                                         1,057,103

    THRIFTS & MORTGAGE FINANCE -- 0.1%

    People's United Financial, Inc.........    49,409      772,757

    TOBACCO -- 0.1%

    Altria Group, Inc......................     4,800       98,496
    Philip Morris International Inc........    16,800      876,288
                                                           974,784

    TRADING COMPANIES & DISTRIBUTORS -- 0.1%

    MSC Industrial Direct Co. (Class A)....     7,617      386,334

    WATER UTILITIES -- 0.1%

    American Water Works
     Company, Inc..........................    32,042      697,234

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES        VALUE

       WIRELESS TELECOMMUNICATION SERVICES -- 1.2%

       American Tower Corp. (Class A).....    31,639 $  1,348,138 /(a)/
       NII Holdings, Inc..................   131,645    5,484,330 /(a)/
       Syniverse Holdings, Inc............    29,571      575,747 /(a)/
                                                        7,408,215

       TOTAL DOMESTIC EQUITY
        (COST $192,096,809)...............            213,892,803
       -----------------------------------------------------------------
       FOREIGN EQUITY -- 30.2%
       -----------------------------------------------------------------

       COMMON STOCK -- 29.5%

       AEROSPACE & DEFENSE -- 0.3%

       CAE, Inc...........................   135,199    1,321,940
       European Aeronautic Defence and
        Space Company N.V.................    43,511      876,939
                                                        2,198,879

       AUTOMOBILES -- 0.7%

       Daimler AG (Regd.).................    24,415    1,151,467
       Maruti Suzuki India Ltd............     5,799      183,806
       Suzuki Motor Corp..................    87,999    1,942,872
       Toyota Motor Corp..................    27,480    1,101,376
                                                        4,379,521

       BEVERAGES -- 0.2%

       Anadolu Efes Biracilik Ve Malt
        Sanayii AS........................     2,150       22,599
       Coca-Cola Icecek AS (Class C)......    23,506      199,203
       Heineken N.V.......................    19,829    1,020,905
                                                        1,242,707

       BUILDING PRODUCTS -- 0.1%

       Daikin Industries Ltd..............    18,000      736,836

       CAPITAL MARKETS -- 1.1%

       Credit Suisse Group AG (Regd.).....    37,331    1,927,642
       Egyptian Financial Group-Hermes
        Holding...........................    55,971      320,415
       Mirae Asset Securities Company
        Ltd...............................     4,299      216,574
       Nomura Holdings Inc................   603,671    4,451,298
       Yuanta Financial Holding
        Company Ltd.......................   354,259      212,502
                                                        7,128,431

       CHEMICALS -- 1.5%

       Linde AG...........................    18,919    2,261,441
       Potash Corp of Saskatchewan Inc....     5,440      649,264
       Potash Corp of Saskatchewan Inc....    25,735    3,076,379
       Sinofert Holdings Ltd..............   508,097      304,281
       Sociedad Quimica y Minera de Chile
        S.A. ADR (Series B)...............    21,462      802,464

                                                NUMBER
                                             OF SHARES        VALUE

      SODIFF Advanced Materials
       Company Ltd..........................     2,496 $    187,512
      Syngenta AG...........................     5,788    1,610,115
      Taiwan Fertilizer Company Ltd.........   101,993      325,974
      Taiyo Nippon Sanso Corp...............    83,000      811,879
                                                         10,029,309

      COMMERCIAL BANKS -- 4.5%

      Akbank TAS............................    46,854      301,648
      Axis Bank Ltd.........................    11,286      294,499 /(a)/
      Banco Santander Brasil S.A............   139,800    1,721,749
      Banco Santander Chile ADR.............     1,763      120,272
      Banco Santander S.A. (Regd.)..........   228,647    3,044,320
      BNP Paribas...........................    51,680    3,976,116
      China Construction Bank Corp..........   197,000      161,107
      China Merchants Bank
       Company Ltd..........................   100,711      272,378
      Credit Agricole S.A...................   127,066    2,228,251
      Grupo Financiero Banorte SAB de C.V.
       (Series O)...........................    51,369      228,561
      Halyk Savings Bank of Kazakhstan
       JSC GDR..............................     6,747       73,542 /(a)/
      HSBC Holdings PLC.....................   349,708    3,543,555
      Industrial & Commercial Bank
       of China.............................   401,495      306,627
      Intesa Sanpaolo S.p.A.................   299,300    1,116,740 /(a)/
      Kasikornbank PCL......................    47,534      151,415
      Kazkommertsbank GDR...................    20,769      199,175 /(a)/
      KB Financial Group Inc................    29,324    1,415,079
      Lloyds Banking Group PLC.............. 2,323,609    2,212,444
      Metropolitan Bank & Trust.............   205,500      227,373
      Mitsubishi UFJ Financial Group Inc....   623,292    3,268,548
      Raiffeisen International Bank Holding
       AG (Regd.)...........................     2,205      105,022
      Siam Commercial Bank PCL..............    49,684      138,289
      Standard Bank Group Ltd...............    13,204      206,044
      Sumitomo Mitsui Financial
       Group Inc............................    12,170      402,454
      The Bank of Yokohama Ltd..............   247,795    1,214,577
      UniCredit S.p.A.......................   777,253    2,300,595
                                                         29,230,380

      COMMERCIAL SERVICES & SUPPLIES -- 0.6%

      Brambles Ltd..........................   378,690    2,558,192
      G4S PLC...............................   104,918      417,620
      G4S PLC...............................   229,993      912,312
                                                          3,888,124

      COMMUNICATIONS EQUIPMENT -- 1.1%

      Nokia Oyj.............................    49,843      777,612 /(a)/
      Research In Motion Ltd................    23,821    1,766,823 /(a)/
      Research In Motion Ltd................    53,163    3,931,404 /(a)/
      Telefonaktiebolaget LM Ericsson
       (Series B)...........................    67,625      715,057
      ZTE Corp..............................    27,759      168,205
                                                          7,359,101

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES        VALUE

        COMPUTERS & PERIPHERALS -- 0.1%

        Asustek Computer Inc..............    93,819 $    163,366
        HTC Corp..........................    28,231      329,797
                                                          493,163

        CONSTRUCTION & ENGINEERING -- 0.5%

        China Communications Construction
         Company Ltd......................    56,294       53,215
        China State Construction
         International Holdings Ltd.......   343,434      134,017
        Doosan Heavy Industries and
         Construction Company Ltd.........     4,937      395,327
        Empresas ICA SAB de C.V...........    78,497      201,572 /(a)/
        Hyundai Development Co............     3,900      113,920
        Larsen & Toubro Ltd...............    18,837      684,459
        Murray & Roberts Holdings Ltd.....    26,331      155,212
        Vinci S.A.........................    21,160    1,249,339
                                                        2,987,061

        CONSTRUCTION MATERIALS -- 0.2%

        CRH PLC...........................    51,357    1,284,196

        DIVERSIFIED CONSUMER SERVICES -- 0.0%*

        MegaStudy Company Ltd.............       157       25,879

        DIVERSIFIED FINANCIAL SERVICES -- 0.4%

        Deutsche Boerse AG................    31,280    2,322,793
        Reliance Capital Ltd..............     5,882       99,049
                                                        2,421,842

        DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

        Telefonica S.A....................    50,055    1,187,974
        Telekomunikasi Indonesia Tbk PT
         (Series B).......................   219,500      194,184
        Telstra Corporation Ltd...........    65,326      179,279
                                                        1,561,437

        ELECTRIC UTILITIES -- 0.2%

        E.ON AG...........................    15,230      563,312
        Iberdrola S.A.....................   109,183      927,040
                                                        1,490,352

        ELECTRICAL EQUIPMENT -- 0.6%

        ABB Ltd. (Regd.)..................    54,337    1,188,904 /(a)/
        ABB Ltd. ADR......................    38,401      838,678
        Schneider Electric S.A............    11,440    1,344,236
        Wasion Group Holdings Ltd.........   132,847       94,442 /(a)/
        Zhuzhou CSR Times Electric
         Company Ltd......................    89,958      170,075
                                                        3,636,335

        ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

        Delta Electronics, Inc............   254,191      804,402
        HON HAI Precision Industry
         Company Ltd......................    87,116      377,179

                                               NUMBER
                                            OF SHARES        VALUE

      Prime View International
       Company Ltd.........................    72,000 $    130,361
      Samsung SDI Company Ltd..............     1,030      129,268
                                                         1,441,210

      ENERGY EQUIPMENT & SERVICES -- 0.7%

      Saipem S.p.A.........................    12,507      484,850
      Tesco Corp...........................    19,514      227,728 /(a)/
      Transocean Ltd.......................    44,827    3,872,156 /(a)/
                                                         4,584,734

      FOOD & STAPLES RETAILING -- 0.8%

      Alliance Global Group Inc............ 1,502,728      182,895 /(a)/
      Koninklijke Ahold N.V................    74,960    1,001,098
      Metro AG.............................    22,022    1,308,726
      Tesco PLC............................   343,056    2,266,003
      X5 Retail Group N.V. GDR.............     6,457      224,704 /(a)/
                                                         4,983,426

      FOOD PRODUCTS -- 1.0%

      China Agri-Industries Holdings Ltd...   115,853      159,947
      Cosan SA Industria e Comercio........    22,898      278,158 /(a)/
      Groupe Danone........................    15,762      951,209
      IOI Corp. Bhd........................   112,300      185,560 /(a)/
      Nestle S.A. (Regd.)..................    90,068    4,620,847
      Nestle S.A. ADR......................     6,080      311,296
      Want Want China Holdings Ltd.........   159,698      113,120
                                                         6,620,137

      HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

      Cie Generale d'Optique Essilor
       International S.A...................    41,750    2,670,372

      HEALTHCARE PROVIDERS & SERVICES -- 0.0%*

      Fleury S.A...........................    20,500      218,244 /(a)/

      HOUSEHOLD DURABLES -- 0.1%

      Desarrolladora Homex SAB de C.V......    31,038      147,191 /(a)/
      LG Electronics Inc...................     4,460      453,312
      Techtronic Industries Co.............    45,937       37,272
                                                           637,775

      HOUSEHOLD PRODUCTS -- 0.5%

      Reckitt Benckiser Group PLC..........    58,197    3,193,054
      Unicharm Corp........................       865       83,593
                                                         3,276,647

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

      China WindPower Group Ltd............   799,056       92,618 /(a)/

      INDUSTRIAL CONGLOMERATES -- 1.0%

      Chongqing Machinery & Electric
       Company Ltd.........................   713,444      179,172 /(a)/
      Koninklijke Philips Electronics N.V..    81,276    2,610,795
      MAX India Ltd........................    28,976      133,666 /(a)/
      Siemens AG (Regd.)...................    35,663    3,578,152

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

       Siemens AG ADR......................     2,401 $    240,028
                                                         6,741,813

       INSURANCE -- 1.1%

       AXA S.A.............................    58,715    1,308,496
       China Life Insurance Company Ltd....    68,801      329,620
       Prudential PLC......................   240,700    1,999,021
       Samsung Fire & Marine Insurance
        Company Ltd........................     1,170      187,684
       Sony Financial Holdings Inc.........       530    1,741,331 /(a)/
       Tong Yang Life Insurance............    20,775      238,698 /(a)/
       Zurich Financial Services AG........     4,790    1,230,095
                                                         7,034,945

       INTERNET SOFTWARE & SERVICES -- 0.4%

       Baidu, Inc ADR......................     4,397    2,625,009 /(a)/

       IT SERVICES -- 0.0%*

       Infosys Technologies Ltd............     2,144      124,882
       Tata Consultancy Services Ltd.......     7,271      126,244
                                                           251,126

       MACHINERY -- 0.3%

       China South Locomotive and Rolling
        Stock Corp......................... 1,446,413    1,126,998
       Mitsubishi Heavy Industries Ltd.....   201,000      832,481
                                                         1,959,479

       MARINE -- 0.2%

       A P Moller -- Maersk A/S (Series B).       180    1,374,071

       MEDIA -- 0.4%

       Focus Media Holding Ltd. ADR........    17,434      318,345 /(a)/
       Grupo Televisa S.A. ADR.............     7,480      157,230
       Vivendi.............................    74,633    2,001,035
       Zee Entertainment Enterprises Ltd...    20,529      122,776
                                                         2,599,386

       METALS & MINING -- 2.4%

       Anglo American PLC..................     3,049      132,923 /(a)/
       Antofagasta PLC.....................    20,893      329,603
       Barrick Gold Corp...................     9,600      368,064
       BHP Billiton PLC....................    99,687    3,417,465
       China Molybdenum Company Ltd........   113,999       95,871
       Harmony Gold Mining Company
        Ltd. ADR...........................    23,340      221,263
       Hidili Industry International
        Development Ltd....................   106,761      115,496 /(a)/
       Impala Platinum Holdings Ltd........     6,379      185,882
       Kinross Gold Corp...................    24,428      418,229
       Maanshan Iron & Steel...............   301,991      174,240 /(a)/
       New World Resources N.V.
        (Class A)..........................    36,642      431,040
       POSCO...............................       640      298,661
       Rio Tinto PLC (Regd.)...............    65,156    3,859,513
       Sumitomo Metal Industries Ltd....... 1,001,010    3,031,740
       Tata Steel Ltd......................    11,111      156,475

                                             NUMBER
                                          OF SHARES        VALUE

         ThyssenKrupp AG.................    20,484 $    705,533
         Vale S.A........................    59,350    1,647,556 /(h)/
                                                      15,589,554

         MULTI-UTILITIES -- 0.5%

         National Grid PLC...............   205,563    2,000,316
         Veolia Environnement............    33,964    1,180,167
                                                       3,180,483

         OIL, GAS & CONSUMABLE FUELS -- 2.3%

         BG Group PLC....................   103,326    1,787,566
         BP PLC..........................   172,378    1,630,068
         China Shenhua Energy
          Company Ltd....................    28,000      120,443
         CNOOC Ltd.......................   151,000      247,755
         ENI S.p.A.......................    60,681    1,426,206
         Gazprom OAO ADR.................    28,551      670,092
         LUKOIL ADR......................    10,728      608,278
         Paladin Energy Ltd..............   236,376      856,983 /(a)/
         PetroChina Company Ltd..........   158,000      184,764
         Petroleo Brasileiro S.A. ADR....    52,185    2,066,004
         Reliance Industries Ltd.........     4,792      114,690 /(a)/
         Reliance Industries Ltd. GDR....     5,550      267,510 /(b)/
         Suncor Energy Inc...............    51,483    1,675,257
         Suncor Energy Inc...............    27,854      906,823
         Thai Oil PCL....................    46,000       71,130
         Total S.A.......................    43,514    2,530,609
                                                      15,164,178

         PERSONAL PRODUCTS -- 0.1%

         Shiseido Company Ltd............    16,592      360,464

         PHARMACEUTICALS -- 1.2%

         Bayer AG........................    33,669    2,281,520
         Novartis AG (Regd.).............    31,253    1,690,996 /(a)/
         Roche Holding AG................    22,363    3,633,151 /(a)/
                                                       7,605,667

         PROFESSIONAL SERVICES -- 0.2%

         The Capita Group PLC............   101,163    1,160,881

         REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

         Franshion Properties China Ltd..   250,452       84,509
         Glorious Property Holdings
          Ltd. (REIT)....................   238,173      100,610 /(a)/
         Hung Poo Real Estate
          Development Corp...............    56,067       74,325
         Mitsubishi Estate Company Ltd...    95,000    1,555,544
         Unitech Ltd.....................    74,324      122,176
                                                       1,937,164

         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%

         ASM Pacific Technology Ltd......    17,549      165,439
         Samsung Electronics
          Company Ltd....................     4,470    3,231,658
         Taiwan Semiconductor
          Manufacturing Company Ltd...... 1,372,876    2,658,602

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES        VALUE

      Taiwan Semiconductor Manufacturing
       Company Ltd. ADR.....................    83,545 $    876,387
                                                          6,932,086

      SOFTWARE -- 0.0%*

      Shanda Interactive Entertainment Ltd.
       ADR..................................     6,407      279,281 /(a)/

      SPECIALTY RETAIL -- 0.7%

      Esprit Holdings Ltd...................   260,667    2,057,889
      Hennes & Mauritz AB (Series B)........     9,504      619,470
      Yamada Denki Company Ltd..............    29,230    2,158,465
                                                          4,835,824

      TEXTILES APPAREL & LUXURY GOODS -- 0.2%

      Adidas AG.............................    27,722    1,485,421
      Ports Design Ltd......................    23,055       58,196
                                                          1,543,617

      TRADING COMPANIES & DISTRIBUTORS -- 0.2%

      Mitsubishi Corp.......................    51,000    1,337,222

      TRANSPORTATION INFRASTRUCTURE -- 0.0%*

      Dalian Port PDA Company Ltd...........   294,864      138,229

      WIRELESS TELECOMMUNICATION SERVICES -- 0.9%

      America Movil SAB de C.V. ADR
       (Series L)...........................    10,324      519,710
      China Mobile Ltd......................    78,790      757,996
      Mobile Telesystems OJSC ADR...........    22,888    1,270,284
      MTN Group Ltd.........................   116,579    1,777,906
      Vodafone Group PLC....................   565,551    1,303,985
                                                          5,629,881

      TOTAL COMMON STOCK
       (COST $182,798,595)..................            192,899,076

                                                NUMBER
                                             OF SHARES        VALUE
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      PREFERRED STOCK -- 0.7%
      --------------------------------------------------------------------

      AUTOMOBILES -- 0.1%

      Volkswagen AG.........................     2,975      261,656 /(a)/
      Volkswagen AG.........................     4,788      439,900
                                                            701,556

      COMMERCIAL BANKS -- 0.1%

      Itau Unibanco Banco Multiplo S.A......    31,250      682,888

      DIVERSIFIED FINANCIAL SERVICES -- 0.1%

      Citigroup Capital XII.................     9,525      244,507 /(i)/

      ELECTRIC UTILITIES -- 0.0%*

      Cia Energetica de Minas Gerais........     7,567      125,163

                                             NUMBER
                                          OF SHARES        VALUE

        HEALTHCARE EQUIPMENT & SUPPLIES -- 0.1%

        Fresenius SE.....................     6,961 $    526,518

        MEDIA -- 0.0%*

        NET Servicos de Comunicacao S.A..    10,639      138,897 /(a)/

        METALS & MINING -- 0.2%

        Cia Vale do Rio Doce.............    44,673    1,240,291
        Usinas Siderurgicas de Minas
         Gerais S.A......................     2,148       73,321
                                                       1,313,612

        OIL, GAS & CONSUMABLE FUELS -- 0.1%

        Petroleo Brasileiro S.A..........    14,223      282,037

        WIRELESS TELECOMMUNICATION SERVICES -- 0.0%*

        Vivo Participacoes S.A...........     6,396      173,097

        TOTAL PREFERRED STOCK
         (COST $3,393,785)...............              4,188,275
        ---------------------------------------------------------------
        RIGHTS -- 0.0%*
        ---------------------------------------------------------------

        AUTOMOBILES

        VOLKSWAGEN AG
         (COST $0).......................     4,788        3,077 /(a)/

        TOTAL FOREIGN EQUITY
         (COST $186,192,380).............            197,090,428

                                          PRINCIPAL
                                             AMOUNT        VALUE
                BONDS AND NOTES -- 19.6%
                -------------------------------------------------------

                U.S. TREASURIES -- 3.9%

                U.S. Treasury Bonds
                4.38%       11/15/39.... $3,732,100 $  3,529,167
                4.50%       08/15/39....    536,600      518,154
                U.S. Treasury Notes
                0.05%       01/31/11....    281,000      282,141 /(d)/
                0.15%       11/30/11....  1,890,100    1,887,516 /(d)/
                1.00%       12/31/11....  6,956,000    6,969,856 /(d)/
                1.13%       12/15/12....  1,591,100    1,577,302
                1.25%       11/30/10....     33,000       33,202
                2.25%       01/31/15....  3,026,300    2,993,437
                3.38%       11/15/19....  6,306,900    6,085,667 /(h)/
                3.63%       02/15/20....    636,000      625,168
                4.50%       11/15/10....     13,000       13,339
                4.63%       10/31/11....    900,000      954,633 /(h)/
                                                      25,469,582

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                            PRINCIPAL
                                               AMOUNT        VALUE

        AGENCY MORTGAGE BACKED -- 4.3%

        Federal Home Loan Mortgage Corp.
        4.50%      06/01/33 - 02/01/35.... $   36,358 $     36,707       /(h)/
        5.00%      07/01/35...............     92,776       96,186       /(h)/
        5.50%      05/01/20 - 04/01/39....  1,170,135    1,241,584       /(h)/
        6.00%      04/01/17 - 11/01/37....    931,855    1,003,195       /(h)/
        6.50%      06/01/29...............      7,210        7,958       /(h)/
        7.00%      10/01/16 - 08/01/36....    250,661      281,596       /(h)/
        7.50%      12/01/30 - 09/01/33....      7,041        8,044       /(h)/
        8.00%      04/01/30 - 11/01/30....      1,677        1,936       /(h)/
        9.00%      04/01/16 - 06/01/21....      1,341        1,501       /(h)/
        5.50%      TBA....................    305,000      322,061       /(c)/
        Federal National Mortgage Assoc.
        4.00%      05/01/19 - 06/01/19....     73,765       76,430       /(h)/
        4.50%      05/01/18 - 02/01/40....  7,191,684    7,227,807       /(h)/
        5.00%      07/01/20 - 04/01/39....    533,690      552,984       /(h)/
        5.47%      04/01/37...............      6,530        6,807       /(i)/
        5.50%      03/01/14 - 12/01/38....  8,322,675    8,804,228       /(h)/
        5.81%      03/01/37...............      6,771        7,043       /(i)/
        6.00%      07/01/14 - 08/01/35....  3,032,895    3,278,180       /(h)/
        6.50%      01/01/15 - 08/01/34....    342,399      376,599       /(h)/
        7.00%      10/01/16 - 12/01/33....     83,219       92,681       /(h)/
        7.50%      09/01/13 - 03/01/34....     24,679       27,762       /(h)/
        8.00%      12/01/11 - 11/01/33....     11,761       13,494       /(h)/
        8.50%      07/01/30 - 05/01/31....      1,237        1,443       /(h)/
        9.00%      04/01/16 - 12/01/22....      3,878        4,291       /(h)/
        4.50%      TBA....................    335,000      335,733       /(c)/
        5.00%      TBA....................    173,000      182,461       /(c)/
        5.50%      TBA....................    658,000      697,533       /(c)/
        6.00%      TBA....................  2,150,000    2,283,704       /(c)/
        6.50%      TBA....................    568,000      615,570       /(c)/
        7.00%      TBA....................    190,000      210,662       /(c)/
        Government National Mortgage
         Assoc.
        4.50%      08/15/33 - 09/15/34....     93,623       95,627       /(h)/
        5.00%      08/15/33...............     39,201       41,075       /(h)/
        6.00%      04/15/30 - 09/15/36....    136,571      147,603       /(h)/
        6.50%      02/15/24 - 06/15/36....     68,760       74,971       /(h)/
        7.00%      03/15/12 - 10/15/36....     59,360       65,091       /(h)/
        8.00%      06/15/30...............         61           70       /(h)/
        8.50%      10/15/17...............     14,848       16,293       /(h)/
        9.00%      11/15/16 - 12/15/21....     20,127       22,499       /(h)/
                                                        28,259,409

        AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

        Collateralized Mortgage Obligation
         Trust (Class B)
        0.85%      11/01/18...............        502          467 /(d,f,h,o)/
        Federal Home Loan Mortgage Corp.
        0.14%      09/25/43...............    157,149          950 /(g,h,i,p)/
        0.63%      09/15/34...............    110,976       97,030     /(d,f)/
        4.50%      03/15/18 - 03/15/19....     30,090        1,960   /(g,h,p)/
        5.00%      10/15/18...............     50,352        4,702   /(g,h,p)/
        5.00%      05/15/38...............    119,539      119,451
        5.50%      04/15/17 - 06/15/33....     39,967        6,707   /(g,h,p)/
        7.50%      01/15/16...............      1,187        1,205       /(h)/

                                         PRINCIPAL
                                            AMOUNT        VALUE

       7.50%     07/15/27.............. $    4,670 $        853   /(g,h,p)/
       8.00%     04/15/20..............        229          247       /(h)/
       8.00%     02/01/23 - 07/01/24...      1,806          367   /(g,h,p)/
       Federal Home Loan Mortgage
        STRIPS
       11.36%    08/01/27..............        414          338   /(d,f,h)/
       Federal National Mortgage Assoc.
       1.20%     12/25/42..............     68,875        2,329 /(g,h,i,p)/
       4.50%     05/25/18..............     16,879          605   /(g,h,p)/
       5.00%     08/25/17 - 02/25/32...    245,510       32,325   /(g,h,p)/
       5.00%     10/25/35 - 08/25/38...    309,052      299,202
       5.50%     01/25/33..............    148,860      156,536
       7.45%     08/25/16..............      7,340          316 /(g,h,i,p)/
       16.07%    03/25/31..............     22,925       26,170     /(h,i)/
       Federal National Mortgage
        Assoc. (Class 1)
       4.50%     09/01/35 - 01/01/36...    745,706      152,422     /(g,p)/
       5.00%     05/25/38..............    220,723       43,400     /(g,p)/
       Federal National Mortgage
        Assoc. (Class 2)
       4.50%     08/01/35..............    237,014       48,446     /(g,p)/
       5.00%     03/25/38..............    210,902       38,795     /(g,p)/
       5.50%     12/01/33..............     51,092       10,694   /(g,h,p)/
       6.00%     05/25/36..............    416,868       75,586     /(g,p)/
       7.50%     11/01/23..............     16,132        2,865   /(g,h,p)/
       8.00%     08/01/23 - 07/01/24...      4,052          856   /(g,h,p)/
       8.50%     03/01/17 - 07/25/22...      1,365          266   /(g,h,p)/
       9.00%     05/25/22..............        662          154   /(g,h,p)/
       Federal National Mortgage
        Assoc. (Class B)
       0.00%     12/25/22..............        656          581   /(d,f,h)/
       Federal National Mortgage
        Assoc. (Class H)
       5.00%     10/25/22..............     27,011        2,449   /(g,h,p)/
       Federal National Mortgage
        Assoc. REMIC
       5.90%     11/25/39..............    983,305       98,188   /(g,i,p)/
       Federal National Mortgage
        Assoc. STRIPS
       5.50%     11/25/39..............  1,850,337      378,209     /(g,p)/
       6.00%     01/01/35 - 09/01/35...    570,747       93,775     /(g,p)/
       Federal National Mortgage
        Assoc.REMIC
       5.00%     02/25/40..............     98,986       20,622     /(g,p)/
       Government National Mortgage
        Assoc.
       4.50%     05/20/38..............    182,619       28,113     /(g,p)/
                                                      1,747,181

       ASSET BACKED -- 0.5%

       Bear Stearns Asset Backed
        Securities Trust (Class A)
       0.62%     01/25/34..............      2,757        1,733     /(h,i)/
       Chase Funding Mortgage Loan
        Asset-Backed Certificates
       0.75%     03/25/32..............      4,558        2,925     /(h,i)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

              Countrywide Asset-Backed
               Certificates
              4.74%               10/25/35...... $  128,920 $    109,200     /(i)/
              Hertz Vehicle Financing LLC
              4.26%               03/25/14......  2,000,000    2,058,647     /(b)/
              Mid-State Trust
              7.54%               07/01/35......      2,706        2,562   /(h,o)/
              Popular ABS Mortgage
               Pass-Through Trust
              5.30%               11/25/35......    150,000      118,274
              Residential Asset Securities Corp.
              0.75%               07/25/32......      1,718          858   /(h,i)/
              Saxon Asset Securities Trust
              5.23%               08/25/35......  1,050,573      916,529     /(i)/
              Wells Fargo Home Equity Trust
              3.97%               05/25/34......        217          217 /(h,i,o)/
                                                               3,210,945

              CORPORATE NOTES -- 7.8%
              Abbey National Treasury Services
               PLC
              3.88%               11/10/14......    189,000      187,933     /(b)/
              Abu Dhabi National Energy Co.
              4.75%               09/15/14......    100,000       99,562     /(b)/
              6.25%               09/16/19......    100,000      100,540     /(b)/
              AES El Salvador Trust
              6.75%               02/01/16......    100,000       95,009     /(b)/
              AES Panama S.A.
              6.35%               12/21/16......     60,000       60,504     /(b)/
              Agilent Technologies Inc.
              5.50%               09/14/15......    112,000      120,060
              Air Jamaica Ltd.
              9.38%               07/08/15......      7,857        7,936
              Alliance One International, Inc.
              10.00%              07/15/16......    215,000      224,675     /(b)/
              ALROSA Finance S.A.
              8.88%               11/17/14......    100,000      109,000     /(b)/
              AMC Entertainment Inc.
              8.75%               06/01/19......    184,000      193,200
              America Movil SAB de C.V.
              5.00%               03/30/20......    200,000      197,173     /(b)/
              American Tower Corp.
              4.63%               04/01/15......    224,000      230,365
              Amsted Industries Inc.
              8.13%               03/15/18......    214,000      214,000     /(b)/
              Anadarko Petroleum Corp.
              6.20%               03/15/40......    154,000      151,523
              Anheuser-Busch InBev Worldwide
               Inc.
              5.00%               04/15/20......    332,000      333,022     /(b)/
              5.38%               11/15/14......    202,000      218,787     /(b)/
              ARAMARK Corp.
              8.50%               02/01/15......    310,000      316,975
              Arizona Public Service Co.
              6.25%               08/01/16......     45,000       48,492     /(h)/

                                                 PRINCIPAL
                                                    AMOUNT        VALUE

                 AT&T Inc.
                 6.40%            05/15/38...... $730,000  $    750,538
                 6.70%            11/15/13......  188,000       214,524
                 Avis Budget Finance, Inc.
                 9.63%            03/15/18......  154,000       160,930 /(b)/
                 Banco do Brasil S.A.
                 8.50%            10/29/49......  300,000       333,000 /(b)/
                 Banco Mercantil del Norte S.A.
                 6.14%            10/13/16......   32,000        31,688 /(i)/
                 Banco Nacional de Desenvolvimento
                  Economico e Social
                 5.50%            07/12/20......  300,000       297,000 /(b)/
                 Bank of America Corp.
                 4.50%            04/01/15......  185,000       186,543
                 5.75%            12/01/17......  355,000       363,972
                 6.50%            08/01/16......  420,000       454,018
                 7.38%            05/15/14......   70,000        78,718
                 BE Aerospace Inc.
                 8.50%            07/01/18......  305,000       325,588
                 BES Investimento do Brasil S.A.
                 5.63%            03/25/15......  100,000        98,930 /(b)/
                 BlackRock, Inc.
                 5.00%            12/10/19......  203,000       203,208
                 Boise Co-Issuer Co.
                 8.00%            04/01/20......  154,000       154,000 /(b)/
                 Bombardier Inc.
                 7.75%            03/15/20......  288,000       300,960 /(b)/
                 Boston Scientific Corp.
                 4.50%            01/15/15......   96,000        92,003
                 6.00%            01/15/20......  104,000        98,248
                 CA, Inc.
                 5.38%            12/01/19......  258,000       260,783
                 6.13%            12/01/14......   75,000        82,913
                 Calpine Corp.
                 7.25%            10/15/17......  169,000       166,042 /(b)/
                 Cantor Fitzgerald LP
                 7.88%            10/15/19......  158,000       158,339 /(b)/
                 Cargill Inc.
                 5.20%            01/22/13......  218,000       231,907 /(b)/
                 6.00%            11/27/17......   91,000        98,777 /(b)/
                 Case New Holland Inc.
                 7.75%            09/01/13......  304,000       315,400 /(b)/
                 Cenovus Energy Inc.
                 4.50%            09/15/14......  166,000       173,187 /(b)/
                 6.75%            11/15/39......  150,000       162,685 /(b)/
                 Centrais Eletricas Brasileiras S.A.
                 6.88%            07/30/19......  300,000       327,000 /(b)/
                 Central American Bank for Economic
                  Integration
                 5.38%            09/24/14......  170,000       170,000 /(b)/
                 CFG Investment SAC
                 9.25%            12/19/13......  100,000       104,750
                 Chesapeake Energy Corp.
                 7.25%            12/15/18......  322,000       322,000

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT        VALUE

                Cincinnati Bell Inc.
                8.25%            10/15/17...... $283,000  $    286,538
                8.75%            03/15/18......  184,000       185,610
                Citigroup, Inc.
                5.00%            09/15/14......  188,000       187,735
                5.13%            05/05/14......  285,000       291,200
                6.38%            08/12/14......  401,000       428,390
                8.50%            05/22/19......  611,000       713,151
                City National Capital Trust I
                9.63%            02/01/40......  147,000       163,321
                Clarendon Alumina Production Ltd.
                8.50%            11/16/21......  105,000       103,950 /(b,h)/
                Comcast Corp.
                6.40%            03/01/40......  158,000       160,596
                6.50%            01/15/15......  151,000       169,973
                Community Health Systems, Inc.
                8.88%            07/15/15......  268,000       277,380   /(h)/
                Consolidated Edison Company of
                 New York Inc.
                5.85%            04/01/18......   66,000        72,232
                6.65%            04/01/19......  111,000       126,865
                7.13%            12/01/18......  240,000       283,156
                Corp Nacional del Cobre de Chile
                5.63%            09/21/35......   30,000        28,854   /(b)/
                COX Communications Inc.
                6.25%            06/01/18......  119,000       126,557   /(b)/
                7.13%            10/01/12......   28,000        31,295   /(h)/
                Credit Suisse
                6.00%            02/15/18......  220,000       232,932
                Credit Suisse AG
                5.40%            01/14/20......  224,000       225,751
                Credit Suisse First Boston
                 International for CJSC The EXIM of
                 Ukraine
                7.65%            09/07/11......  100,000        99,250
                Crown Castle Towers LLC
                6.11%            01/15/40......  149,000       155,860   /(b)/
                CVS Caremark Corp.
                5.75%            06/01/17......   54,000        58,233
                6.13%            09/15/39......  226,000       224,616
                DASA Finance Corp.
                8.75%            05/29/18......  284,000       303,880
                Denbury Resources, Inc.
                8.25%            02/15/20......  152,000       161,120
                DirecTV Financing Company Inc.
                4.75%            10/01/14......  122,000       127,455   /(b)/
                5.88%            10/01/19......  180,000       187,324   /(b)/
                DIRECTV Holdings LLC
                5.20%            03/15/20......  184,000       181,149   /(b)/
                DISH DBS Corp.
                6.63%            10/01/14......  181,000       182,358
                Dolphin Energy Ltd.
                5.89%            06/15/19......  297,000       305,168   /(b)/
                Drummond Company Inc.
                7.38%            02/15/16......  268,000       261,300
                9.00%            10/15/14......  163,000       167,890   /(b)/

                                                     PRINCIPAL
                                                        AMOUNT        VALUE

                Duke Energy Indiana Inc.
                6.35%               08/15/38........ $980,000  $  1,044,935
                EDP Finance BV
                4.90%               10/01/19........  226,000       213,793   /(b)/
                El Paso Corp.
                8.05%               10/15/30........  153,000       152,735
                Empresa Nacional del Petroleo
                6.25%               07/08/19........  100,000       101,228   /(b)/
                Enel Finance International S.A.
                5.13%               10/07/19........  224,000       221,382   /(b)/
                European Investment Bank
                4.88%               01/17/17........  300,000       325,446
                Exelon Corp.
                4.90%               06/15/15........  224,000       233,461
                Exelon Generation Company LLC
                5.20%               10/01/19........   76,000        76,776
                6.25%               10/01/39........  189,000       191,117
                Export-Import Bank of Korea
                5.88%               01/14/15........  100,000       107,795
                Fibria Overseas Finance Ltd.
                9.25%               10/30/19........  100,000       114,000   /(b)/
                Gaz Capital S.A.
                9.25%               04/23/19........  175,000       206,938
                Genworth Financial Inc.
                8.63%               12/15/16........  148,000       161,507
                GlaxoSmithKline Capital Inc.
                4.85%               05/15/13........  190,000       205,941
                Globo Comunicacao e Participacoes
                 S.A.
                7.25%               04/26/22........  200,000       210,500   /(b)/
                Hartford Financial Services Group Inc.
                5.50%               03/30/20........  330,000       325,020
                HCA Inc.
                8.50%               04/15/19........   61,000        65,613   /(b)/
                9.25%               11/15/16........  276,000       293,422
                Health Management Associates, Inc.
                6.13%               04/15/16........  200,000       190,500
                Holcim US Finance Sarl & Cie SCS
                6.00%               12/30/19........  301,000       312,587   /(b)/
                Host Hotels & Resorts LP (REIT)
                9.00%               05/15/17........  261,000       281,880   /(b)/
                HSBC Finance Corp.
                5.00%               06/30/15........  562,000       585,259
                5.70%               06/01/11........  324,000       337,558
                6.75%               05/15/11........   60,000        63,066   /(h)/
                HSBC Holdings PLC
                6.80%               06/01/38........  250,000       268,082
                Icahn Enterprises LP
                8.00%               01/15/18........  195,000       187,931   /(b)/
                IIRSA Norte Finance Ltd.
                8.75%               05/30/24........  114,663       125,556 /(b,h)/
                Illinois Power Co.
                9.75%               11/15/18........  180,000       230,696

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                              PRINCIPAL
                                                 AMOUNT        VALUE

               Ingles Markets Inc.
               8.88%           05/15/17..... $  303,000 $    316,635
               Intelsat Subsidiary Holding
                Company Ltd.
               8.88%           01/15/15.....    154,000      159,005
               Intergen N.V.
               9.00%           06/30/17.....    194,000      199,820 /(b,h)/
               International Paper Co.
               7.50%           08/15/21.....    374,000      424,981
               JP Morgan Chase Capital XXV
                (Series Y)
               6.80%           10/01/37.....     75,000       74,657
               JPMorgan Chase & Co.
               5.13%           09/15/14.....    324,000      342,274
               JPMorgan Chase Bank
               5.88%           06/13/16.....    135,000      145,235
               JPMorgan Chase Capital XXVII
               7.00%           11/01/39.....    227,000      231,654
               KazMunaiGaz Finance Sub BV
               9.13%           07/02/18.....    100,000      121,125   /(b)/
               11.75%          01/23/15.....    100,000      128,500   /(b)/
               KeyBank NA
               5.80%           07/01/14.....    250,000      255,685
               Korea Hydro & Nuclear Power
                Company Ltd.
               6.25%           06/17/14.....    200,000      219,157   /(b)/
               Korea National Oil Corp.
               5.38%           07/30/14.....    200,000      212,339   /(b)/
               Kraft Foods Inc.
               5.38%           02/10/20.....    256,000      260,187
               Kreditanstalt fuer Wiederaufbau
               3.50%           03/10/14.....  1,110,000    1,155,112
               4.13%           10/15/14.....    148,000      155,280
               4.50%           07/16/18.....    239,000      251,295
               L-3 Communications Corp.
               5.88%           01/15/15.....    177,000      180,097
               Lincoln National Corp.
               8.75%           07/01/19.....    253,000      309,361
               Listrindo Capital BV
               9.25%           01/29/15.....    100,000      108,366   /(b)/
               Lloyds TSB Bank PLC
               4.38%           01/12/15.....    200,000      197,156   /(b)/
               5.80%           01/13/20.....    404,000      394,178   /(b)/
               Majapahit Holding BV
               7.25%           10/17/11.....    300,000      317,625   /(b)/
               7.75%           10/17/16.....    200,000      219,250   /(b)/
               7.75%           01/20/20.....    100,000      108,500
               Merrill Lynch & Company Inc.
               6.05%           08/15/12.....    195,000      208,261
               6.88%           04/25/18.....    233,000      251,097
               Midamerican Energy Holdings Co.
               6.13%           04/01/36.....     39,000       39,293   /(h)/
               Morgan Stanley
               5.50%           01/26/20.....    224,000      219,103
               5.63%           09/23/19.....    301,000      299,939

                                                   PRINCIPAL
                                                      AMOUNT        VALUE

                 6.00%              04/28/15...... $133,000  $    142,472
                 7.30%              05/13/19......  174,000       192,237
                 Morgan Stanley (Series F)
                 6.63%              04/01/18......  100,000       106,658
                 Motiva Enterprises LLC
                 6.85%              01/15/40......  150,000       161,646 /(b)/
                 Naftogaz Ukraine
                 9.50%              09/30/14......  100,000       104,053 /(m)/
                 National Agricultural Cooperative
                  Federation
                 5.00%              09/30/14......  141,000       146,090 /(b)/
                 Navistar International Corp.
                 8.25%              11/01/21......  152,000       155,040
                 NET Servicos de Comunicacao S.A.
                 7.50%              01/27/20......  100,000       105,500 /(b)/
                 New Communications Holdings Inc.
                 8.25%              04/15/17......   96,000        97,680 /(b)/
                 Newfield Exploration Co.
                 6.88%              02/01/20......  164,000       165,230
                 Newmont Mining Corp.
                 6.25%              10/01/39......  251,000       250,993
                 News America Inc.
                 5.65%              08/15/20......  106,000       111,686
                 6.65%              11/15/37......  220,000       231,375
                 Nexen Inc.
                 6.20%              07/30/19......  184,000       198,379
                 7.50%              07/30/39......  182,000       207,604
                 Nextel Communications, Inc.
                  (series D)
                 7.38%              08/01/15......  153,000       145,350
                 Nisource Finance Corp.
                 6.13%              03/01/22......  144,000       150,240
                 Nomura Holdings Inc.
                 5.00%              03/04/15......   78,000        79,733
                 6.70%              03/04/20......   78,000        80,949
                 NRG Energy, Inc.
                 7.38%              02/01/16......  285,000       282,862
                 Pacific Gas & Electric Co.
                 5.80%              03/01/37......  125,000       124,033
                 Pacificorp
                 6.00%              01/15/39......  500,000       514,074
                 6.25%              10/15/37......    6,000         6,371
                 PAETEC Holding Corp.
                 8.88%              06/30/17......  200,000       205,500
                 8.88%              06/30/17......  215,000       220,912 /(b)/
                 Pemex Finance Ltd.
                 9.03%              02/15/11......   20,600        21,160 /(h)/
                 Pemex Project Funding Master Trust
                 6.63%              06/15/38......   50,000        48,475 /(b)/
                 Petrobras International Finance Co.
                 5.75%              01/20/20......  170,000       174,163
                 Petroleos Mexicanos
                 4.88%              03/15/15......  210,000       215,670 /(b)/
                 8.00%              05/03/19......   30,000        35,175

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT             VALUE

                 Petroleum Company of Trinidad & Tobago Ltd.
                 6.00%          05/08/22....... $100,000       $     94,000 /(b)/
                 Petronas Capital Ltd.
                 5.25%          08/12/19.......  200,000            202,745 /(b)/
                 Petronas Global Sukuk Ltd.
                 4.25%          08/12/14.......  100,000            101,144 /(b)/
                 Pioneer Natural Resources Co.
                 7.50%          01/15/20.......  275,000            282,947
                 Plains All American Pipeline LP
                 4.25%          09/01/12.......  224,000            232,722
                 Principal Financial Group, Inc.
                 8.88%          05/15/19.......  102,000            122,487
                 ProLogis (REIT)
                 6.88%          03/15/20.......  154,000            152,111
                 Prudential Financial, Inc.
                 3.63%          09/17/12.......   75,000             77,133
                 3.88%          01/14/15.......  224,000            223,579
                 5.15%          01/15/13.......  175,000            185,682
                 7.38%          06/15/19.......  148,000            169,725
                 QVC Inc.
                 7.50%          10/01/19.......  250,000            255,000 /(b)/
                 RailAmerica, Inc.
                 9.25%          07/01/17.......  290,000            309,212
                 Republic Services Inc.
                 5.00%          03/01/20.......  110,000            107,867 /(b)/
                 5.25%          11/15/21.......  146,000            144,331 /(b)/
                 5.50%          09/15/19.......  105,000            107,536 /(b)/
                 Reynolds Group DL Escrow Inc.
                 7.75%          10/15/16.......  200,000            205,500 /(b)/
                 Roche Holdings Inc.
                 6.00%          03/01/19.......  122,000            134,825 /(b)/
                 Rockies Express Pipeline LLC
                 5.63%          04/15/20.......  446,000            439,094 /(b)/
                 RR Donnelley & Sons Co.
                 4.95%          04/01/14.......  229,000            230,149
                 RSHB Capital SA for OJSC Russian Agricultural
                  Bank
                 6.30%          05/15/17.......  100,000            103,740 /(b)/
                 6.97%          09/21/16.......  100,000            103,000 /(i)/
                 Sabine Pass LNG LP
                 7.25%          11/30/13.......   70,000             65,800
                 7.50%          11/30/16.......   80,000             70,600
                 SBA Telecommunications Inc.
                 8.00%          08/15/16.......   64,000             67,360 /(b)/
                 8.25%          08/15/19.......   96,000            102,240 /(b)/
                 Security Benefit Life Insurance
                 8.75%          05/15/16.......   75,000             45,000 /(b)/
                 Simon Property Group LP (REIT)
                 5.65%          02/01/20.......  298,000            290,742
                 6.75%          05/15/14.......  180,000            196,932
                 Solutia Inc.
                 7.88%          03/15/20.......  153,000            154,912
                 Southern Copper Corp.
                 7.50%          07/27/35.......  200,000            208,417

                                             PRINCIPAL
                                                AMOUNT        VALUE

          Star Energy Geothermal Wayang Windu Ltd.
          11.50%     02/12/15.............. $  100,000 $    105,250 /(b)/
          Talecris Biotherapeutics Holdings
           Corp.
          7.75%      11/15/16..............     50,000       50,250 /(b)/
          Talisman Energy Inc.
          7.75%      06/01/19..............    156,000      185,882
          Teachers Insurance & Annuity Association of
           America
          6.85%      12/16/39..............    177,000      191,998 /(b)/
          Telecom Italia Capital S.A.
          7.18%      06/18/19..............    378,000      408,091
          Tesoro Corp. (Series B)
          6.63%      11/01/15..............    388,000      371,510
          The AES Corp.
          8.00%      10/15/17 - 06/01/20...    129,000      129,660
          The Dow Chemical Co.
          5.90%      02/15/15..............    170,000      184,046
          8.55%      05/15/19..............    228,000      275,821
          The Goldman Sachs Group Inc.
          5.38%      03/15/20..............    166,000      164,465
          The Kroger Co.
          6.15%      01/15/20..............    228,000      247,507
          The Potomac Edison Co.
          5.35%      11/15/14..............     15,000       15,741 /(h)/
          The Travelers Companies, Inc.
          5.80%      05/15/18..............     92,000       98,553
          The Williams Companies, Inc.
          7.88%      09/01/21..............    163,000      191,919
          Ticketmaster Entertainment, Inc.
          10.75%     08/01/16..............  1,000,000    1,115,000
          Time Warner Cable Inc.
          5.00%      02/01/20..............    172,000      169,589
          6.75%      07/01/18..............    392,000      438,006
          7.50%      04/01/14..............    634,000      731,924
          Time Warner Inc.
          5.88%      11/15/16..............    193,000      210,860
          6.20%      03/15/40..............    158,000      155,981
          TNK-BP Finance S.A.
          7.25%      02/02/20..............    100,000      104,250 /(b)/
          UPC Germany GmbH
          8.13%      12/01/17..............    200,000      206,250 /(b)/
          USB Capital XIII Trust
          6.63%      12/15/39..............    226,000      228,771
          Vale Overseas Ltd.
          6.88%      11/10/39..............     36,000       37,301
          Valero Energy Corp.
          6.13%      02/01/20..............    300,000      300,076
          Vedanta Resources PLC
          9.50%      07/18/18..............    100,000      110,500 /(b)/
          Verizon Communications Inc.
          6.35%      04/01/19..............    568,000      628,894
          6.40%      02/15/38..............     50,000       51,877
          6.90%      04/15/38..............    114,000      125,729
          8.75%      11/01/18..............    154,000      193,195

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                 PRINCIPAL
                                                    AMOUNT        VALUE

               Verizon Wireless Capital LLC
               5.55%             02/01/14....... $ 26,000  $     28,414
               7.38%             11/15/13.......  138,000       159,627
               VIP Finance Ireland Ltd. for OJSC
                Vimpel Communications (Class A)
               8.38%             04/30/13.......  100,000       108,250     /(b)/
               Virgin Media Finance PLC
               8.38%             10/15/19.......  200,000       205,500
               9.50%             08/15/16.......  100,000       109,250
               Voto-Votorantim Ltd.
               6.75%             04/05/21.......  100,000        98,750     /(b)/
               VTB Capital S.A.
               6.47%             03/04/15.......  100,000       102,250     /(b)/
               WEA Finance LLC
               6.75%             09/02/19.......  150,000       160,063     /(b)/
               7.50%             06/02/14.......  220,000       246,246     /(b)/
               Williams Partners LP
               5.25%             03/15/20.......  128,000       128,261     /(b)/
               6.30%             04/15/40.......  226,000       224,578     /(b)/
               Windstream Corp.
               7.88%             11/01/17.......   62,000        61,070
               Woodside Finance Ltd.
               4.50%             11/10/14.......  354,000       362,694     /(b)/
               Woori Bank
               4.50%             10/07/15.......  200,000       198,845     /(b)/
               Wyeth
               5.50%             03/15/13.......  237,000       259,411
               XL Capital Ltd.
               5.25%             09/15/14.......  338,000       349,404
               Xstrata Finance Canada Ltd.
               5.80%             11/15/16.......  150,935       157,478     /(b)/
                                                             50,734,216

               NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
               Banc of America Commercial
                Mortgage Inc.
               5.63%             07/10/46.......  341,000       345,727
               Banc of America Commercial
                Mortgage Inc. (Class A)
               5.66%             06/10/49.......  360,000       324,343
               Banc of America Commercial
                Mortgage Inc. (Class C)
               5.70%             04/10/49.......  100,000        22,357 /(h,i,o)/
               Banc of America Funding Corp.
               5.48%             03/20/36.......   66,715         3,158 /(h,i,o)/
               Banc of America Mortgage Securities
                Inc. (Class B)
               5.13%             01/25/36.......   66,752         3,950 /(h,i,o)/
               Bear Stearns Commercial Mortgage
                Securities
               5.33%             02/11/44.......  200,000       192,698
               5.46%             03/11/39.......  125,000       103,325     /(i)/
               5.69%             06/11/50.......  280,000       277,110     /(i)/
               5.72%             06/11/40.......  140,000        84,229     /(i)/
               6.21%             11/11/17.......  180,000       101,739     /(i)/

                                                   PRINCIPAL
                                                      AMOUNT        VALUE

              Bear Stearns Commercial Mortgage
               Securities (Class A)
              5.46%             04/12/38......... $  600,000 $    611,349   /(h,i)/
              5.92%             06/11/50.........    120,000      101,507     /(i)/
              Bear Stearns Commercial Mortgage
               Securities (Class D)
              5.99%             09/11/42.........     30,000       10,514 /(h,i,o)/
              Citigroup Commercial Mortgage
               Trust
              0.30%             04/15/22.........    495,252      436,610   /(b,i)/
              Citigroup Commercial Mortgage
               Trust. (Class A)
              5.48%             10/15/49.........    150,000       94,275
              Commercial Mortgage Pass
               Through Certificates
              0.33%             12/15/20.........    187,544      170,664   /(b,i)/
              5.77%             06/10/46.........    360,000      371,622
              Countrywide Commercial Mortgage
               Trust
              5.46%             07/12/46.........    340,000      284,873
              Credit Suisse Mortgage Capital
               Certificates (Class C)
              5.65%             02/25/36.........     23,783        1,696 /(h,i,o)/
              CS First Boston Mortgage Securities
               Corp.
              5.34%             10/25/35.........     28,955        3,185 /(h,i,o)/
              Greenwich Capital Commercial
               Funding Corp.
              5.44%             03/10/39.........    691,000      671,996
              5.74%             12/10/49.........    752,000      730,983
              GS Mortgage Securities Corp II
              5.55%             04/10/38.........    570,000      572,868     /(i)/
              Indymac INDA Mortgage Loan Trust
              5.26%             01/25/36.........    112,939          858 /(h,i,o)/
              Indymac INDA Mortgage Loan Trust
               (Class B)
              5.26%             01/25/36.........    134,960        6,588 /(h,i,o)/
              JP Morgan Alternative Loan Trust
              0.31%             10/25/36.........    176,735      171,158   /(h,i)/
              JP Morgan Chase Commercial
               Mortgage Securities Corp.
              5.34%             08/12/37.........    510,000      530,223     /(i)/
              5.50%             06/12/47.........     70,000       36,400     /(i)/
              5.79%             02/12/51.........     80,000       79,813     /(i)/
              6.07%             02/12/51.........    330,000      295,706
              6.20%             02/12/51.........     50,000        9,077   /(i,o)/
              JP Morgan Chase Commercial
               Mortgage Securities Corp.
               (Class A)
              5.82%             06/15/49.........    887,000      850,542
              5.90%             02/12/51.........    290,000      242,638     /(i)/
              LB-UBS Commercial Mortgage Trust
              1.99%             04/15/41.........     70,000       44,324     /(d)/
              4.95%             09/15/30.........    130,000      131,865
              5.66%             03/15/39.........  1,186,000    1,214,427   /(h,i)/
              5.87%             09/15/45.........    360,000      354,375     /(i)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                            PRINCIPAL
                                               AMOUNT        VALUE

         LB-UBS Commercial Mortgage Trust
          (Class F)
         6.24%      07/15/40.............. $   90,000 $     12,814   /(i,o)/
         LB-UBS Commercial Mortgage Trust
          (Class X)
         0.47%      12/15/39..............    370,452        4,577 /(h,i,o)/
         Lehman Brothers Floating Rate
          Commercial Mortgage Trust
         0.53%      06/15/22..............    225,415      208,413   /(b,i)/
         Morgan Stanley Capital I
         5.16%      10/12/52..............     80,000       82,060     /(i)/
         5.28%      12/15/43..............    500,000      517,941     /(h)/
         5.36%      11/12/41..............    555,000      497,333
         5.44%      02/12/44..............  1,000,000    1,014,111     /(b)/
         5.45%      02/12/44..............    333,000      317,706     /(i)/
         5.69%      04/15/49..............    350,000      320,985     /(i)/
         Puma Finance Ltd. (Class A)
         0.63%      10/11/34..............      5,524        5,355   /(h,i)/
         Residential Accredit Loans Inc.
         6.00%      01/25/36..............    156,289        2,820   /(h,o)/
         Structured Asset Securities Corp.
          (Class X)
         2.19%      02/25/28..............     14,743           -- **/(i,o)/
         Wachovia Bank Commercial
          Mortgage Trust
         5.52%      01/15/45..............    200,000      134,424     /(i)/
         Wachovia Bank Commercial
          Mortgage Trust (Class A)
         6.00%      06/15/45..............     70,000       46,127     /(i)/
         Wells Fargo Mortgage Backed
          Securities Trust
         5.50%      01/25/36 - 03/25/36...    229,896       25,963   /(h,o)/
         Wells Fargo Mortgage Backed
          Securities Trust (Class B)
         5.50%      03/25/36..............    135,223       28,007   /(h,o)/
                                                        12,707,408

         SOVEREIGN BONDS -- 0.8%
         Government of Argentina
         2.50%      12/31/38..............    154,955       55,629
         8.28%      12/31/33..............     79,884       59,913
         Government of Belize
         6.00%      02/20/29..............     62,900       43,401     /(j)/
         Government of Brazil
         5.63%      01/07/41..............    200,000      188,300
         8.00%      01/15/18..............     96,889      112,924     /(h)/
         8.25%      01/20/34..............    153,000      195,075
         Government of Dominican
         9.04%      01/23/18..............    151,924      167,117
         9.50%      09/27/11..............     86,620       90,518
         Government of El Salvador
         7.65%      06/15/35..............     70,000       73,675     /(b)/
         Government of Hellenic Republic
         6.25%      06/19/20..............    231,000      300,144

                                                PRINCIPAL
                                                   AMOUNT        VALUE

                Government of Indonesia
                11.63%           03/04/19...... $100,000  $    143,750 /(b)/
                Government of Lebanon
                4.00%            12/31/17......  101,600        97,028
                Government of Manitoba Canada
                4.90%            12/06/16......   75,000        81,099 /(h)/
                Government of Panama
                5.20%            01/30/20......  100,000       100,750
                6.70%            01/26/36......   75,000        79,687
                Government of Peruvian
                6.55%            03/14/37......   97,000       103,790
                7.35%            07/21/25......  100,000       116,000
                Government of Philippines
                6.50%            01/20/20......  100,000       107,750
                Government of Poland
                6.38%            07/15/19......   48,000        52,585
                Government of Qatar
                5.25%            01/20/20......  200,000       207,600 /(b)/
                Government of Quebec Canada
                7.50%            09/15/29......  110,000       143,172
                Government of South Africa
                5.50%            03/09/20......  100,000       100,875
                Government of Turkey
                5.63%            03/30/21......  300,000       294,750
                6.75%            05/30/40......  200,000       196,500
                Government of Uruguay
                6.88%            09/28/25......   48,647        52,782
                Government of Venezuela
                1.25%            04/20/11......   31,000        28,830 /(i)/
                5.38%            08/07/10......  203,000       201,985
                10.75%           09/19/13......   81,000        79,177
                Hellenic Republic Government Bond
                6.10%            08/20/15......  690,000       930,492
                Korea Expressway Corp.
                4.50%            03/23/15......  100,000       101,509 /(b)/
                Republic of Indonesia
                5.88%            03/13/20......  100,000       103,750 /(b)/
                Russian Foreign Bond -- Eurobond
                7.50%            03/31/30......  174,654       201,307 /(j)/
                United Mexican States
                5.13%            01/15/20......   92,000        92,920
                                                             4,904,784

                MUNICIPAL BONDS AND NOTES -- 0.1%
                American Municipal Power-Ohio Inc.
                6.05%            02/15/43......  121,000       116,323
                Municipal Electric Authority of
                 Georgia
                6.64%            04/01/57......  237,000       235,073
                New Jersey State Turnpike Authority
                7.41%            01/01/40......  305,000       355,151

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                        PRINCIPAL
                                                           AMOUNT        VALUE

                   New Jersey Transportation Trust Fund
                    Authority
                   6.88%            12/15/39...........  $65,000  $     66,820
                                                                       773,367

                   TOTAL BONDS AND NOTES
                    (COST $125,946,540)                            127,806,892

                                         NUMBER OF
                                            SHARES
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        EXCHANGE TRADED FUNDS -- 0.5%
        ----------------------------------------------------------------
        Financial Select Sector SPDR
         Fund...........................    41,568      663,841   /(n)/
        Industrial Select Sector SPDR
         Fund...........................    84,964    2,653,426   /(n)/

        TOTAL EXCHANGE TRADED FUNDS
         (COST $3,672,186)..............              3,317,267
        ----------------------------------------------------------------
        OTHER INVESTMENTS -- 0.1%
        ----------------------------------------------------------------
        GEI Investment Fund
         (COST $1,132,355)..............                939,854   /(k)/

        TOTAL INVESTMENTS IN SECURITIES
         (COST $509,040,270)............            543,047,244
        ----------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 16.6%
        ----------------------------------------------------------------
        GE Money Market Fund
         Institutional Class 0.00%
         (COST $108,528,492)............            108,528,492 /(d,k)/

        TOTAL INVESTMENTS
         (COST $617,568,762)............            651,575,736

        OTHER ASSETS AND LIABILITIES,
         NET -- 0.2%....................              1,247,330
                                                   ------------

        NET ASSETS -- 100.0%............           $652,823,066
                                                   ============


                            ------------------------
                            OTHER INFORMATION
                            ------------------------

The GE Institutional Strategic Investment Fund had the following long futures contracts open at March 31, 2010 (unaudited);

                                   NUMBER    CURRENT      UNREALIZED
                       EXPIRATION    OF      NOTIONAL   APPRECIATION/
         DESCRIPTION      DATE    CONTRACTS   VALUE     (DEPRECIATION)
         -------------------------------------------------------------
         Russell 2000
          Mini Index
          Futures      June 2010     199    $13,474,290    $(58,927)
         S&P 500
          Emini Index
          Futures      June 2010     609     35,480,340     136,075

The GE Institutional Strategic Investment Fund had the following short futures contracts open at March 31, 2010 (unaudited);

                                   NUMBER     CURRENT       UNREALIZED
                       EXPIRATION    OF       NOTIONAL    APPRECIATION/
       DESCRIPTION        DATE    CONTRACTS    VALUE      (DEPRECIATION)
       -----------------------------------------------------------------
       DJ Euro Stoxx
        50 Index
        Futures        June 2010      19    $   (732,960)    $   (104)
       FTSE 100 Index
        Futures        June 2010       4        (340,423)        (371)
       German Euro
        Bobl Futures   June 2010       6        (950,325)      (2,458)
       German Euro
        Bund Futures   June 2010       1        (166,905)         416
       S&P 500
        Emini Index
        Futures        June 2010       5        (291,300)        (103)
       S&P Midcap
        400 Emini
        Index
        Futures        June 2010       1         (78,810)        (303)
       Topix Index
        Futures        June 2010       3        (313,838)     (12,943)
       UK Long Gilt
        Bond Futures   June 2010       8      (1,735,625)        (500)
       2 Yr. U.S.
        Treasury
        Notes Futures  June 2010      45      (5,167,969)      14,439
       5 Yr. U.S.
        Treasury
        Notes Futures  June 2010     171     (19,878,750)      51,656
       10Yr. US
        Treasury
        Note Futures   June 2010      10      (1,740,643)      (2,878)
                                                             --------
                                                             $123,999
                                                             ========

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


The GE Institutional Strategic Investment Fund was invested in the following countries at March 31, 2010 (unaudited):

                                          PERCENTAGE (BASED ON
                 COUNTRY                     MARKET VALUE)
                 ---------------------------------------------
                 United States                   67.22%
                 United Kingdom                   4.74%
                 Japan                            3.87%
                 Switzerland                      3.24%
                 France                           3.12%
                 Germany                          2.87%
                 Canada                           2.34%
                 Brazil                           1.58%
                 China                            1.30%
                 South Korea                      1.16%
                 Taiwan                           0.91%
                 Italy                            0.82%
                 Spain                            0.79%
                 Netherlands                      0.74%
                 Australia                        0.61%
                 Russia                           0.50%
                 South Africa                     0.41%
                 Hong Kong                        0.40%
                 India                            0.39%
                 Mexico                           0.28%
                 Luxembourg                       0.26%
                 Denmark                          0.26%
                 Sweden                           0.20%
                 Ireland                          0.20%
                 Greece                           0.19%
                 Turkey                           0.15%
                 Indonesia                        0.15%
                 Chile                            0.15%
                 Cayman Islands                   0.14%
                 Finland                          0.12%
                 Peru                             0.10%
                 United Arab Emirates             0.08%
                 Philippines                      0.08%
                 Malaysia                         0.07%
                 Czech Republic                   0.07%
                 Kazakhstan                       0.06%
                 Venezuela                        0.05%
                 Thailand                         0.05%
                 Egypt                            0.05%
                 Dominican Republic               0.04%
                 Honduras                         0.03%
                 El Salvador                      0.03%
                 Bermuda                          0.03%
                 Virgin Islands, British          0.02%
                 Ukrainian Ssr                    0.02%
                 Panama                          0.02%
                 Jamaica                         0.02%

                               Austria     0.02%
                               Argentina   0.02%
                               Poland      0.01%
                               Lebanon     0.01%
                               Belize      0.01%
                                          ------
                                          100.00%
                                          ======

The GE Institutional Strategic Investment Fund was invested in the following categories at March 31, 2010 (unaudited):

                                        DOMESTIC   FOREIGN     TOTAL
                                       PERCENTAGE PERCENTAGE PERCENTAGE
                                       (BASED ON  (BASED ON  (BASED ON
                                         MARKET     MARKET     MARKET
         INDUSTRY                        VALUE)     VALUE)     VALUE)
         --------------------------------------------------------------
         Commercial Banks                 0.25%      4.59%      4.84%
         Oil, Gas & Consumable Fuels      1.52%      2.37%      3.89%
         Capital Markets                  2.03%      1.09%      3.12%
         Metals & Mining                  0.45%      2.59%      3.04%
         Communications Equipment         1.65%      1.13%      2.78%
         Chemicals                        0.91%      1.54%      2.45%
         Insurance                        1.17%      1.08%      2.25%
         Healthcare Equipment &
          Supplies                        1.74%      0.49%      2.23%
         Wireless
          Telecommunication
          Services                        1.14%      0.89%      2.03%
         Software                         1.94%      0.04%      1.98%
         Specialty Retail                 1.16%      0.74%      1.90%
         Semiconductors &
          Semiconductor
          Equipment                       0.83%      1.06%      1.89%
         Media                            1.44%      0.42%      1.86%
         Diversified Financial
          Services                        1.45%      0.37%      1.82%
         Energy Equipment &
          Services                        1.12%      0.70%      1.82%
         Pharmaceuticals                  0.59%      1.17%      1.76%
         Biotechnology                    1.64%      0.00%      1.64%
         Food Products                    0.47%      1.02%      1.49%
         Industrial Conglomerates         0.22%      1.03%      1.25%
         Beverages                        0.98%      0.19%      1.17%
         Healthcare Providers &
          Services                        1.14%      0.03%      1.17%
         IT Services                      1.13%      0.04%      1.17%
         Commercial Services &
          Supplies                        0.56%      0.60%      1.16%
         Aerospace & Defense              0.71%      0.34%      1.05%
         Computers & Peripherals          0.92%      0.08%      1.00%
         Household Products               0.44%      0.50%      0.94%
         Internet Software & Services     0.50%      0.40%      0.90%
         Electric Utilities               0.57%      0.25%      0.82%
         Automobiles                      0.00%      0.78%      0.78%
         Food & Staples Retailing         0.02%      0.76%      0.78%
         Machinery                        0.43%      0.30%      0.73%
         Multi-Utilities                  0.22%      0.49%      0.71%
         Life Sciences Tools &
          Services                        0.67%      0.00%      0.67%

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                      DOMESTIC   FOREIGN     TOTAL
                                     PERCENTAGE PERCENTAGE PERCENTAGE
                                     (BASED ON  (BASED ON  (BASED ON
                                       MARKET     MARKET     MARKET
          INDUSTRY                     VALUE)     VALUE)     VALUE)
          -----------------------------------------------------------
          Real Estate
           Management &
           Development                  0.34%      0.30%      0.64%
          Electrical Equipment          0.00%      0.56%      0.56%
          Exchange Traded Fund          0.51%      0.00%      0.51%
          Multiline Retail              0.51%      0.00%      0.51%
          Diversified
           Telecommunication
           Services                     0.22%      0.24%      0.46%
          Construction &
           Engineering                  0.00%      0.46%      0.46%
          Hotels Restaurants &
           Leisure                      0.42%      0.00%      0.42%
          Textiles Apparel & Luxury
           Goods                        0.16%      0.24%      0.40%
          Electronic Equipment,
           Instruments &
           Components                   0.16%      0.22%      0.38%
          Professional Services         0.11%      0.18%      0.29%
          Trading Companies &
           Distributors                 0.06%      0.21%      0.27%
          Marine                        0.00%      0.21%      0.21%
          Construction Materials        0.00%      0.20%      0.20%
          Personal Products             0.11%      0.06%      0.17%
          Household Durables            0.06%      0.10%      0.16%
          Tobacco                       0.15%      0.00%      0.15%
          Real Estate Investment
           Trusts (REIT's)              0.12%      0.00%      0.12%
          Thrifts & Mortgage
           Finance                      0.12%      0.00%      0.12%
          Building Products             0.00%      0.11%      0.11%
          Road & Rail                   0.11%      0.00%      0.11%
          Water Utilities               0.11%      0.00%      0.11%
          Gas Utilities                 0.06%      0.00%      0.06%
          Paper & Forest Products       0.04%      0.00%      0.04%
          Transportation
           Infrastructure               0.00%      0.02%      0.02%
          Independent Power
           Producers & Energy
           Traders                      0.00%      0.01%      0.01%
          Diversified Consumer
           Services                     0.00%      0.00%      0.00%
                                       -----      -----      -----
                                       33.38%     30.20%     63.58%
                                       -----      -----      -----


                                                        TOTAL PERCENTAGE
                                                        (BASED ON MARKET
        SECTOR                                               VALUE)
        ----------------------------------------------------------------
        Corporate Notes                                       7.79%
        Agency Mortgage Backed                                4.34%
        U.S. Treasuries                                       3.91%
        Non-Agency Collateralized Mortgage Obligations        1.95%
        Sovereign Bonds                                       0.75%
        Asset Backed                                          0.49%
        Agency Collateralized Mortgage Obligations            0.27%
        Municipal Bonds and Notes                             0.12%
                                                             -----
                                                             19.62%
                                                             -----

                                                 TOTAL PERCENTAGE
                                                 (BASED ON MARKET
               SHORT-TERM AND OTHER INVESTMENTS       VALUE)
               --------------------------------------------------
                      Short-Term                      16.66%
                      Other Investments                0.14%
                                                      -----
                                                      16.80%
                                                      -----
                                                        100%
                                                      =====

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Income Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



[PHOTO]


Paul M. Colonna President and Chief Investment Officer -Fixed Income
The Income Fund is managed by a team of portfolio managers that includes Paul
M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Income Fund returned 3.82% for the Investment Class shares and 3.65% for the Service Class shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 1.99% and the Fund's Morningstar peer group of 1,162 Intermediate Term Bond Funds returned an average of 3.64% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2010?

A. The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q. WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The main drivers of Fund performance relative to its benchmark was duration positioning and sector allocation. The Fund's duration was held shorter than the benchmark duration, which contributed positively to excess returns as interest rates rose. In general, the Fund's overweight allocation to investment grade corporate bonds and commercial mortgage-backed securities, in addition to the Fund's exposure to high yield and emerging market debt securities also contributed positively to the Fund's return relative to the benchmark, as these sectors outperformed government securities, which the Fund was generally underweight.

Income Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,038.17                1.17
    Service Class                 $1,000.00                $1,036.52                2.44
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)                                        1.16
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,023.51                1.16
    Service Class                 $1,000.00                $1,022.29                2.42
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.18% for Investment Class Shares and 0.43% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 3.82% for Investment Class shares, and 3.65% for Service Class shares.

Income Fund                                        (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Intermediate-Term Bond Peer Group
Based on average annual returns for periods ended 3/31/10

                                         SIX    ONE   THREE FIVE  TEN
                                        MONTHS  YEAR  YEAR  YEAR  YEAR
         --------------------------------------------------------------
         Number of Funds in peer group  1,162  1,130   987   863   499
         --------------------------------------------------------------
         Morningstar peer group
          average annual total return   3.64%  16.14% 4.40% 4.25% 5.24%
         --------------------------------------------------------------

Morningstar Category in peer group: Intermediate-Term Bond
  Morningstar performance comparisons are based on average annual total returns for the-six months, one-year, three-year, five-year and ten-year periods indicated in the Intermediate-Term Bond peer group consisting of 1,162, 1,130, 987, 863 and 499 underlying funds, respectively.

QUALITY RATINGS AS OF MARCH 31, 2010 (UNAUDITED)

as a % of Market Value

                       ---------------------------------
                         MOODY'S/S&P/     PERCENTAGE OF
                         FITCH RATING*    MARKET VALUE
                       ------------------ -------------
                           Aaa / AAA         60.43%
                       ---------------------------------
                            Aa / AA           3.31%
                       ---------------------------------
                             A / A           13.05%
                       ---------------------------------
                           Baa / BBB         11.82%
                       ---------------------------------
                       Ba / BB and lower     10.32%
                       ---------------------------------
                          NR / Other          1.07%
                       ---------------------------------
                                            100.00%
                       ---------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $395,717 (in thousands) as of March 31, 2010


                                    [CHART]

Corporate Notes            33.5%
Mortgage Backed            29.2%
U.S. Treasuries            15.9%
Short-Term & Others        15.8%
Sovereign Bonds             3.7%
Asset Backed                1.9%

 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

          GE Institutional       Barclays Capital U.S.
              Income             Aggregate Bond Index
       -----------------       -----------------------
03/00        10,000.00             10,000.00
09/00        10,462.25             10,480.88
09/01        11,800.94             11,838.46
09/02        12,753.23             12,856.15
09/03        13,435.83             13,551.64
09/04        13,890.17             14,050.07
09/05        14,267.66             14,442.78
09/06        14,803.17             14,972.90
09/07        15,535.87             15,741.88
09/08        15,660.85             16,316.81
09/09        16,581.67             18,039.33
03/10        17,214.67             18,398.06




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/21/97)
--------------------------------------------------------------------------------

                            SIX    ONE   FIVE  TEN     ENDING VALUE OF A
                           MONTHS  YEAR  YEAR  YEAR  $10,000 INVESTMENT (A)
    -----------------------------------------------------------------------
    Income Fund            3.82%  10.29% 4.34% 5.58%        $17,215
    -----------------------------------------------------------------------
    Barclays Capital U.S.
     Aggregate Bond Index  1.99%   7.69% 5.44% 6.29%        $18,398
    -----------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                    [Chart]

                                      Barclays Capital
                GE Institutional      U.S.Aggregate
                   Income             Bond Index
            ---------------------   --------------------
09/30/05           10,000.00           10,000.00
   09/06           10,349.85           10,367.05
   09/07           10,847.15           10,899.48
   09/08           11,120.85           11,297.55
   09/09           11,742.02           12,490.20
   03/10           12,170.84           12,738.59



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                            SIX   ONE   THREE   SINCE     ENDING VALUE OF A
                           MONTHS YEAR  YEAR  INCEPTION $10,000 INVESTMENT (A)
  ----------------------------------------------------------------------------
  Income Fund              3.65%  9.88% 4.51%   4.51%          $12,171
  ----------------------------------------------------------------------------
  Barclays Capital U.S.
   Aggregate Bond Index**  1.99%  7.69% 6.14%   5.52%          $12,739
  ----------------------------------------------------------------------------

                                    [GRAPHIC]


AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.
**Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Service Class Shares' inception date.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                                  INCOME FUND


                                            PRINCIPAL
                                               AMOUNT        VALUE
         ------------------------------------------------------------------
         BONDS AND NOTES -- 88.6%+
         ------------------------------------------------------------------

         U.S. TREASURIES -- 16.8%

         U.S. Treasury Bonds
         4.38%     11/15/39.............. $12,343,400 $ 11,672,228
         4.50%     08/15/39..............   1,750,600    1,690,423
         U.S. Treasury Notes
         0.05%     01/31/11..............   1,316,700    1,322,048   /(d)/
         0.15%     11/30/11..............   6,581,100    6,572,104   /(d)/
         1.00%     12/31/11..............  19,128,200   19,166,303   /(d)/
         1.13%     12/15/12..............   4,237,400    4,200,653
         1.25%     11/30/10..............     239,700      241,170
         2.25%     01/31/15..............   3,221,900    3,186,913
         3.38%     11/15/19..............  14,586,500   14,074,835   /(h)/
         3.63%     02/15/20..............     784,000      770,648
         4.50%     11/15/10..............      54,000       55,409
                                                        62,952,734

         AGENCY MORTGAGE BACKED -- 19.6%

         Federal Home Loan Mortgage Corp.
         4.50%     06/01/33 - 02/01/35...      93,948       94,742   /(h)/
         5.00%     07/01/35..............     421,557      436,966   /(h)/
         5.50%     05/01/20 - 04/01/39...   4,000,854    4,244,435   /(h)/
         6.00%     04/01/17 - 11/01/37...   3,023,041    3,258,483   /(h)/
         6.50%     05/01/29 - 10/01/33...      10,492       11,568   /(h)/
         7.00%     10/01/16 - 08/01/36...     224,423      249,979   /(h)/
         7.50%     09/01/12 - 09/01/33...      23,774       26,956   /(h)/
         8.00%     11/01/30..............      40,412       46,677   /(h)/
         8.50%     04/01/30 - 05/01/30...      64,326       75,788   /(h)/
         9.00%     12/01/16..............       2,715        3,042   /(h)/
         9.50%     04/01/21..............         235          266   /(h)/
         Federal National Mortgage Assoc.
         4.00%     05/01/19 - 06/01/19...     372,659      386,120   /(h)/
         4.50%     05/01/18 - 02/01/40...  14,900,635   15,007,717   /(h)/
         5.00%     07/01/20 - 05/01/39...   2,514,229    2,604,869   /(h)/
         5.47%     04/01/37..............      23,233       24,217   /(i)/
         5.50%     03/01/14 - 12/01/38...  16,072,954   17,015,552   /(h)/
         5.50%     10/01/24..............      73,358       74,927 /(h,i)/
         5.81%     03/01/37..............      24,090       25,057   /(i)/
         6.00%     02/01/14 - 08/01/35...   5,413,732    5,851,056   /(h)/
         6.50%     07/01/17 - 08/01/36...     676,802      736,248   /(h)/
         7.00%     08/01/13 - 02/01/34...     123,324      135,331   /(h)/
         7.50%     08/01/13 - 03/01/34...     347,778      392,491   /(h)/
         8.00%     12/01/12 - 11/01/33...     172,609      199,392   /(h)/
         8.50%     05/01/31..............       9,404       10,966   /(h)/
         9.00%     04/01/16 - 12/01/22...      17,704       19,587   /(h)/
         4.50%     TBA...................     905,000      906,980   /(c)/
         5.00%     TBA...................   1,083,000    1,142,227   /(c)/
         5.50%     TBA...................   5,425,000    5,718,612   /(c)/
         6.00%     TBA...................   7,361,000    7,869,770   /(c)/
         6.50%     TBA...................   3,472,000    3,762,780   /(c)/
         7.00%     TBA...................     480,000      532,200   /(c)/

                                          PRINCIPAL
                                             AMOUNT        VALUE

       Government National Mortgage
        Assoc.
       4.50%     08/15/33 - 09/15/34... $   503,482 $    514,251       /(h)/
       5.00%     08/15/33..............     139,903      146,591       /(h)/
       6.00%     04/15/27 - 09/15/36...     675,920      730,154       /(h)/
       6.50%     04/15/19 - 09/15/36...     569,499      620,117       /(h)/
       7.00%     03/15/12 - 10/15/36...     257,706      282,393       /(h)/
       7.50%     01/15/23 - 10/15/33...      97,074      109,908       /(h)/
       8.00%     02/15/30 - 09/15/30...       1,928        2,221       /(h)/
       8.50%     10/15/17..............      10,970       12,038       /(h)/
       9.00%     11/15/16 - 12/15/21...      72,459       80,977       /(h)/
       5.50%     TBA...................     255,000      269,702       /(c)/
                                                      73,633,353

       AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

       Collateralized Mortgage Obligation
        Trust (Class B)
       0.85%     11/01/18..............       1,076        1,000 /(d,f,h,o)/
       Federal Home Loan Mortgage
        Corp.
       0.14%     09/25/43..............   1,836,064       11,104 /(g,h,i,p)/
       0.63%     09/15/34..............     273,426      239,066     /(d,f)/
       4.50%     01/15/14 - 03/15/19...     418,497       29,484   /(g,h,p)/
       5.00%     03/15/11 - 12/01/34...     702,068       56,582   /(g,h,p)/
       5.00%     05/15/38..............     315,148      314,917       /(h)/
       5.50%     04/15/17- 06/15/33....     411,181       78,755   /(g,h,p)/
       7.50%     01/15/16..............      11,981       12,166       /(h)/
       7.50%     07/15/27..............      14,279        2,608   /(g,h,p)/
       8.00%     04/15/20..............         395          427       /(h)/
       8.00%     02/01/23 - 07/01/24...      13,586        2,767   /(g,h,p)/
       Federal Home Loan Mortgage
        STRIPS
       11.36%    08/01/27..............       3,272        2,669   /(d,f,h)/
       Federal National Mortgage Assoc.
       1.20%     12/25/42..............     393,679       13,314 /(g,h,i,p)/
       4.50%     05/25/18..............      81,820        2,931   /(g,h,p)/
       5.00%     08/25/17 - 02/25/32...     742,146       92,728   /(g,h,p)/
       5.00%     10/25/35 - 08/25/38...     805,706      779,587       /(h)/
       5.50%     01/25/33..............     379,594      399,166
       7.25%     05/25/18..............     460,944       52,004 /(g,h,i,p)/
       7.45%     08/25/16..............     114,728        4,936 /(g,h,i,p)/
       16.07%    03/25/31..............     315,193      359,815     /(h,i)/
       Federal National Mortgage Assoc.
        (Class 1)
       1.27%     11/01/34..............     175,912      149,127   /(d,f,h)/
       4.50%     09/01/35 - 01/01/36...   2,107,388      430,750   /(g,h,p)/
       5.00%     05/25/38..............     610,664      120,074     /(g,p)/
       Federal National Mortgage Assoc.
        (Class 2)
       4.50%     08/01/35..............     617,965      126,312     /(g,p)/
       5.00%     08/01/34 - 03/25/38...     555,305      102,147     /(g,p)/
       5.50%     12/01/33..............     151,724       31,756   /(g,h,p)/
       6.00%     05/25/36..............   1,128,149      204,553   /(g,h,p)/
       7.50%     11/01/23..............     100,190       17,796   /(g,h,p)/
       8.00%     08/01/23 - 07/01/24...      29,478        6,194   /(g,h,p)/
       8.50%     03/01/17 - 07/25/22...       2,747          534   /(g,h,p)/
       9.00%     05/25/22..............         939          218   /(g,h,p)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                            PRINCIPAL
                                               AMOUNT        VALUE

       Federal National Mortgage Assoc.
        (Class B)
       0.00%        12/25/22............. $       929 $        823 /(d,f,h)/
       Federal National Mortgage Assoc.
        (Class H)
       5.00%        10/25/22.............     141,845       12,861 /(g,h,p)/
       Federal National Mortgage Assoc.
        (Class K)
       1008.00%     05/25/22.............          16          349 /(g,h,p)/
       Federal National Mortgage Assoc.
        REMIC
       5.00%        02/25/40.............     395,943       82,488   /(g,p)/
       5.90%        11/25/39.............   2,667,910      266,404 /(g,i,p)/
       Federal National Mortgage Assoc.
        STRIPS
       5.50%        11/25/39.............   4,948,987    1,011,573 /(g,h,p)/
       6.00%        01/01/35 - 09/01/35..   1,459,929      239,354 /(g,h,p)/
       Government National Mortgage
        Assoc.
       4.50%        05/20/38.............     494,015       76,050   /(g,p)/
                                                         5,335,389

       ASSET BACKED -- 2.0%
       Avis Budget Rental Car Funding
        AESOP LLC (Class A)
       0.36%        04/20/11.............     333,333      332,795 /(b,h,i)/
       Bear Stearns Asset Backed
        Securities Trust (Class A)
       0.62%        01/25/34.............      30,068       18,902   /(h,i)/
       Chase Funding Mortgage Loan
        Asset-Backed Certificates
       0.75%        03/25/32.............      29,844       19,148   /(h,i)/
       Countrywide Asset-Backed
        Certificates
       1.11%        05/25/33.............       1,240          733     /(i)/
       4.74%        10/25/35.............     349,925      296,399     /(i)/
       5.31%        08/25/35.............     750,000      695,512     /(i)/
       Countrywide Asset-Backed
        Certificates (Class 2)
       0.85%        06/25/33.............         555          474     /(i)/
       Countrywide Asset-Backed
        Certificates (Class A)
       0.81%        08/25/32.............       7,076        4,303   /(h,i)/
       1.05%        03/25/33.............      37,290       30,048     /(i)/
       First Franklin Mortgage Loan Asset
        Backed Certificates (Class M)
       0.70%        03/25/35.............   2,000,000    1,875,402     /(i)/
       GMAC Mortgage Corp Loan Trust
        (Class 2)
       0.43%        08/25/35.............     668,982      260,426     /(i)/
       GSAMP Trust
       0.36%        05/25/46.............     178,504      160,654   /(b,i)/
       0.40%        12/25/35.............      10,113       10,031     /(i)/

       Hertz Vehicle Financing LLC
       4.26%        03/25/14.............   2,240,000    2,305,685     /(b)/

                                                PRINCIPAL
                                                   AMOUNT        VALUE
              Mid-State Trust
              7.54%             07/01/35....... $  4,429  $      4,193   /(h,o)/
              Option One Mortgage Loan Trust
               (Class A)
              1.09%             02/25/33.......  522,059       420,778     /(i)/
              Popular ABS Mortgage Pass-Through
               Trust
              5.30%             11/25/35.......  375,000       295,684
              Residential Asset Mortgage Products
               Inc. (Class A)
              0.81%             06/25/32.......    5,455         4,247     /(i)/
              Residential Asset Securities Corp.
              0.75%             07/25/32.......    9,397         4,693   /(h,i)/
              Residential Asset Securities Corp.
               (Class A)
              0.83%             06/25/33.......    9,742         4,869     /(i)/
              Saxon Asset Securities Trust
              5.23%             08/25/35.......  808,133       705,022     /(i)/
              SLM Student Loan Trust (Class A)
              0.31%             06/15/18.......   41,400        41,015   /(h,i)/
              Wachovia Asset Securitization Inc.
               (Class A)
              0.47%             06/25/34.......   73,161        37,714   /(i,o)/
              Wells Fargo Home Equity Trust
              3.97%             05/25/34.......    1,402         1,400 /(h,i,o)/
                                                             7,530,127

              CORPORATE NOTES -- 35.2%
              Abbey National Treasury Services
               PLC
              3.88%             11/10/14.......  460,000       457,404     /(b)/
              Abu Dhabi National Energy Co.
              4.75%             09/15/14.......  200,000       199,125     /(b)/
              6.25%             09/16/19.......  200,000       201,080     /(b)/
              AES El Salvador Trust
              6.75%             02/01/16.......  200,000       190,018     /(b)/
              AES Panama S.A.
              6.35%             12/21/16.......  170,000       171,427     /(b)/
              Agilent Technologies Inc.
              5.50%             09/14/15.......  292,000       313,013
              Air Jamaica Ltd.
              9.38%             07/08/15.......   15,714        15,871
              Alliance One International, Inc.
              10.00%            07/15/16.......  577,000       602,965     /(b)/
              ALROSA Finance S.A.
              8.88%             11/17/14.......  200,000       218,000     /(b)/
              AMC Entertainment Inc.
              8.75%             06/01/19.......  441,000       463,050
              America Movil SAB de C.V.
              5.00%             03/30/20.......  600,000       591,520     /(b)/
              American Tower Corp.
              4.63%             04/01/15.......  568,000       584,139

              Amsted Industries Inc.
              8.13%             03/15/18.......  578,000       578,000     /(b)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT        VALUE
               Anadarko Petroleum Corp.
               6.20%            03/15/40..... $   414,000 $    407,341
               Anheuser-Busch InBev Worldwide
                Inc.
               5.00%            04/15/20.....     858,000      860,642   /(b)/
               5.38%            11/15/14.....     538,000      582,711 /(b,h)/
               ARAMARK Corp.
               8.50%            02/01/15.....     860,000      879,350   /(h)/
               Arizona Public Service Co.
               6.25%            08/01/16.....     290,000      312,501   /(h)/
               AT&T Inc.
               6.40%            05/15/38.....     976,000    1,003,459   /(h)/
               6.70%            11/15/13.....     476,000      543,157
               Avis Budget Finance, Inc.
               9.63%            03/15/18.....     412,000      430,540   /(b)/
               Banco do Brasil S.A.
               8.50%            10/29/49.....     800,000      888,000   /(b)/
               Banco Mercantil del Norte S.A.
               6.14%            10/13/16.....      80,000       79,220   /(i)/
               Banco Nacional de
                Desenvolvimento Economico
                e Social
               5.50%            07/12/20.....     600,000      594,000   /(b)/
               6.50%            06/10/19.....     100,000      106,750   /(b)/
               Bank of America Corp.
               4.50%            04/01/15.....     495,000      499,129
               5.75%            12/01/17.....   2,045,000    2,096,685   /(h)/
               6.50%            08/01/16.....     715,000      772,911
               7.38%            05/15/14.....     170,000      191,172
               BE Aerospace Inc.
               8.50%            07/01/18.....     826,000      881,755   /(h)/
               BES Investimento do Brasil S.A.
               5.63%            03/25/15.....     100,000       98,930   /(b)/
               BlackRock, Inc.
               5.00%            12/10/19.....     539,000      539,553
               Boise Co-Issuer Co.
               8.00%            04/01/20.....     414,000      414,000   /(b)/
               Bombardier Inc.
               7.75%            03/15/20.....     774,000      808,830   /(b)/
               Boston Scientific Corp.
               4.50%            01/15/15.....     256,000      245,342
               6.00%            01/15/20.....     274,000      258,845
               CA, Inc.
               5.38%            12/01/19.....     690,000      697,442
               6.13%            12/01/14.....     178,000      196,781
               Calpine Corp.
               7.25%            10/15/17.....     350,000      343,875   /(b)/
               Cantor Fitzgerald LP
               7.88%            10/15/19.....     386,000      386,829   /(b)/
               Cargill Inc.
               5.20%            01/22/13.....     125,000      132,974 /(b,h)/
               6.00%            11/27/17.....     246,000      267,025 /(b,h)/

               Case New Holland Inc.
               7.75%            09/01/13.....     726,000      753,225   /(b)/

                                                     PRINCIPAL
                                                        AMOUNT        VALUE
               Cemex Finance LLC
               9.50%             12/14/16......... $   100,000 $    103,500   /(b)/
               Cenovus Energy Inc.
               4.50%             09/15/14.........     406,000      423,579   /(b)/
               6.75%             11/15/39.........     369,000      400,204   /(b)/
               Centrais Eletricas Brasileiras S.A.
               6.88%             07/30/19.........     500,000      545,000   /(b)/
               Central American Bank for
                Economic Integration
               5.38%             09/24/14.........     410,000      410,000   /(b)/
               CFG Investment SAC
               9.25%             12/19/13.........     100,000      104,750
               Chesapeake Energy Corp.
               7.25%             12/15/18.........     870,000      870,000
               Cincinnati Bell Inc.
               8.25%             10/15/17.........     731,000      740,137
               8.75%             03/15/18.........     496,000      500,340
               Citigroup, Inc.
               5.00%             09/15/14.........     451,000      450,365
               5.13%             05/05/14.........     526,000      537,443
               6.38%             08/12/14.........   1,270,000    1,356,745   /(h)/
               8.50%             05/22/19.........   1,595,000    1,861,662   /(h)/
               City National Capital Trust I
               9.63%             02/01/40.........     391,000      434,413
               Clarendon Alumina Production Ltd.
               8.50%             11/16/21.........     185,000      183,150 /(b,h)/
               Comcast Corp.
               6.40%             03/01/40.........     426,000      433,000
               6.50%             01/15/15.........     370,000      416,490
               Community Health Systems, Inc.
               8.88%             07/15/15.........     722,000      747,270   /(h)/
               Consolidated Edison Company of
                New York Inc.
               5.85%             04/01/18.........     474,000      518,756
               6.65%             04/01/19.........     294,000      336,020
               7.13%             12/01/18.........     400,000      471,927
               Corp Nacional del Cobre de Chile
               5.63%             09/21/35.........      82,000       78,868   /(b)/
               Corp Pesquera Inca SAC
               9.00%             02/10/17.........      60,000       60,600   /(b)/
               COX Communications Inc.
               6.25%             06/01/18.........     330,000      350,957   /(b)/
               7.13%             10/01/12.........     185,000      206,767   /(h)/
               Credit Suisse
               6.00%             02/15/18.........     227,000      240,343
               Credit Suisse AG
               5.40%             01/14/20.........     604,000      608,721
               Credit Suisse First Boston
                International for CJSC
                The EXIM of Ukraine
               7.65%             09/07/11.........     300,000      297,750
               Crown Castle Towers LLC
               6.11%             01/15/40.........     403,000      421,554   /(b)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                CVS Caremark Corp.
                5.75%            06/01/17...... $   154,000 $    166,072
                6.13%            09/15/39......     554,000      550,608
                DASA Finance Corp.
                8.75%            05/29/18......     712,000      761,840
                Denbury Resources, Inc.
                8.25%            02/15/20......     412,000      436,720
                Diamond Offshore Drilling, Inc.
                5.70%            10/15/39......     920,000      901,957
                Digicel Group Ltd.
                8.25%            09/01/17......     100,000       99,000 /(b)/
                DirecTV Financing Company Inc.
                4.75%            10/01/14......     418,000      436,690 /(b)/
                5.88%            10/01/19......     452,000      470,391 /(b)/
                DIRECTV Holdings LLC
                5.20%            03/15/20......     496,000      488,315 /(b)/
                DISH DBS Corp.
                6.63%            10/01/14......     488,000      491,660
                Dolphin Energy Ltd.
                5.89%            06/15/19......     495,000      508,612 /(b)/
                Drummond Company Inc.
                7.38%            02/15/16......     830,000      809,250
                9.00%            10/15/14......     399,000      410,970 /(b)/
                Duke Energy Indiana Inc.
                6.35%            08/15/38......     431,000      459,558
                Dynegy Holdings Inc.
                7.50%            06/01/15......     522,000      433,260
                EDP Finance BV
                4.90%            10/01/19......     611,000      577,998 /(b)/
                El Paso Corp.
                8.05%            10/15/30......     413,000      412,286
                Empresa Nacional del Petroleo
                6.25%            07/08/19......     300,000      303,683 /(b)/
                Enel Finance International S.A.
                5.13%            10/07/19......     607,000      599,905 /(b)/
                European Investment Bank
                4.88%            01/17/17......     700,000      759,374
                Evraz Group S.A.
                8.88%            04/24/13......     100,000      104,900
                Exelon Corp.
                4.90%            06/15/15......     605,000      630,553
                Exelon Generation Company LLC
                5.20%            10/01/19......     274,000      276,798
                6.25%            10/01/39......     462,000      467,175
                Export-Import Bank of Korea
                5.88%            01/14/15......     100,000      107,795
                Fibria Overseas Finance Ltd.
                9.25%            10/30/19......     200,000      228,000 /(b)/
                Gaz Capital S.A.
                8.13%            07/31/14......     100,000      111,875 /(b)/
                9.25%            04/23/19......     400,000      473,000
                Genworth Financial Inc.
                8.63%            12/15/16......     392,000      427,774
                GlaxoSmithKline Capital Inc.
                4.85%            05/15/13......     392,000      424,889

                                               PRINCIPAL
                                                  AMOUNT          VALUE

               Globo Comunicacao e
                Participacoes S.A.
               7.25%           04/26/22..... $   205,000   $    215,762 /(b,h)/
               Hartford Financial Services Group Inc.
               5.50%           03/30/20.....     856,000        843,081
               HCA Inc.
               7.88%           02/15/20.....     228,000        238,687   /(b)/
               8.50%           04/15/19.....     165,000        177,478   /(b)/
               9.25%           11/15/16.....     764,000        812,228
               Health Management Associates,
                Inc.
               6.13%           04/15/16.....     480,000        457,200
               Holcim US Finance Sarl & Cie SCS
               6.00%           12/30/19.....     788,000        818,334   /(b)/
               Host Hotels & Resorts LP (REIT)
               9.00%           05/15/17.....     641,000        692,280   /(b)/
               HSBC Bank USA N.A.
               7.00%           01/15/39.....     250,000        274,148
               HSBC Finance Corp.
               5.00%           06/30/15.....   1,363,000      1,419,409
               5.70%           06/01/11.....     784,000        816,806
               6.75%           05/15/11.....     220,000        231,244   /(h)/
               HSBC Holdings PLC
               6.50%           05/02/36.....     100,000        103,048   /(h)/
               6.80%           06/01/38.....     500,000        536,164
               Hutchison Whampoa International
                09 Ltd.
               7.63%           04/09/19.....     100,000        116,616   /(b)/
               Hutchison Whampoa International
                09/16 Ltd.
               4.63%           09/11/15.....     300,000        308,326   /(b)/
               Icahn Enterprises LP
               8.00%           01/15/18.....     524,000        505,005   /(b)/
               IIRSA Norte Finance Ltd.
               8.75%           05/30/24.....     280,924        307,612 /(b,h)/
               Illinois Power Co.
               9.75%           11/15/18.....     534,000        684,398
               Indo Integrated Energy BV
               9.00%           06/01/12.....     100,000        104,656
               Industrial Bank Of Korea
               7.13%           04/23/14.....     100,000        112,123   /(b)/
               Ingles Markets Inc.
               8.88%           05/15/17.....     740,000        773,300
               Intelsat Subsidiary Holding
                Company Ltd.
               8.88%           01/15/15.....     412,000        425,390
               Intergas Finance BV
               6.88%           11/04/11.....     100,000        105,000
               Intergen N.V.
               9.00%           06/30/17.....     729,000        750,870 /(b,h)/
               International Paper Co.
               7.50%           08/15/21.....     970,000      1,102,225
               JP Morgan Chase Capital XXV
                (Series Y)
               6.80%           10/01/37.....     208,000        207,049

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                             PRINCIPAL
                                                AMOUNT         VALUE

               JPMorgan Chase & Co.
               5.13%          09/15/14.... $ 1,085,000  $  1,146,194
               JPMorgan Chase Bank
               5.88%          06/13/16....   1,113,000     1,197,385 /(h)/
               JPMorgan Chase Capital XXVII
               7.00%          11/01/39....     571,000       582,708
               Kazakhstan Temir Zholy Finance BV
               6.50%          05/11/11....     200,000       202,000
               KazMunaiGaz Finance Sub BV
               9.13%          07/02/18....     100,000       121,125 /(b)/
               11.75%         01/23/15....     200,000       257,000 /(b)/
               KeyBank NA
               5.80%          07/01/14....     576,000       589,099
               Korea Hydro & Nuclear Power
                Company Ltd.
               6.25%          06/17/14....     300,000       328,735 /(b)/
               Korea National Oil Corp.
               5.38%          07/30/14....     300,000       318,509 /(b)/
               Kraft Foods Inc.
               5.38%          02/10/20....     691,000       702,301
               Kreditanstalt fuer Wiederaufbau
               3.50%          03/10/14....   2,792,000     2,905,470
               4.13%          10/15/14....     990,000     1,038,699
               4.50%          07/16/18....     640,000       672,924
               L-3 Communications Corp.
               5.88%          01/15/15....     488,000       496,540
               Lincoln National Corp.
               8.75%          07/01/19....     635,000       776,460
               Listrindo Capital BV
               9.25%          01/29/15....     300,000       325,098 /(b)/
               Lloyds TSB Bank PLC
               4.38%          01/12/15....     400,000       394,313 /(b)/
               5.80%          01/13/20....   1,087,000     1,060,573 /(b)/
               Majapahit Holding BV
               7.25%          10/17/11....     500,000       529,375 /(b)/
               7.75%          10/17/16....     300,000       328,875 /(b)/
               7.75%          01/20/20....     100,000       108,500
               MDC-GMTN B.V.
               7.63%          05/06/19....     250,000       282,733 /(b)/
               Merrill Lynch & Company Inc.
               6.05%          08/15/12....     289,000       308,653
               6.88%          04/25/18....     617,000       664,922
               Midamerican Energy Holdings Co.
               6.13%          04/01/36....     245,000       246,844 /(h)/
               Morgan Stanley
               5.50%          01/26/20....     602,000       588,840
               5.63%          09/23/19....     738,000       735,398
               6.00%          04/28/15....     333,000       356,715
               7.30%          05/13/19....     696,000       768,947
               Morgan Stanley (Series F)
               6.63%          04/01/18....     300,000       319,974
               Motiva Enterprises LLC
               6.85%          01/15/40....     404,000       435,368 /(b)/
               Naftogaz Ukraine
               9.50%          09/30/14....     100,000       104,053 /(m)/

                                                     PRINCIPAL
                                                        AMOUNT        VALUE

                National Agricultural Cooperative
                 Federation
                5.00%            09/30/14......... $   444,000 $    460,027 /(b)/
                Navistar International Corp.
                8.25%            11/01/21.........     374,000      381,480
                NET Servicos de Comunicacao S.A.
                7.50%            01/27/20.........     200,000      211,000 /(b)/
                New Communications Holdings Inc.
                8.25%            04/15/17.........     250,000      254,375 /(b)/
                Newfield Exploration Co.
                6.88%            02/01/20.........     444,000      447,330
                Newmont Mining Corp.
                6.25%            10/01/39.........     832,000      831,976
                News America Inc.
                5.65%            08/15/20.........     252,000      265,517
                6.65%            11/15/37.........     584,000      614,196
                Nexen Inc.
                6.20%            07/30/19.........     670,000      722,356
                7.50%            07/30/39.........     436,000      497,337
                Nextel Communications, Inc.
                 (series D)
                7.38%            08/01/15.........     411,000      390,450
                Nisource Finance Corp.
                6.13%            03/01/22.........     380,000      396,467
                Noble Group Ltd.
                6.75%            01/29/20.........     300,000      310,125 /(b)/
                Nomura Holdings Inc.
                5.00%            03/04/15.........     212,000      216,710
                6.70%            03/04/20.........     212,000      220,017
                NRG Energy, Inc.
                7.38%            02/01/16.........     780,000      774,150
                Pacific Gas & Electric Co.
                5.80%            03/01/37.........     250,000      248,066
                Pacific Rubiales Energy Corp.
                8.75%            11/10/16.........     100,000      108,500 /(b)/
                Pacificorp
                6.00%            01/15/39.........     500,000      514,075
                6.25%            10/15/37.........      14,000       14,867
                PAETEC Holding Corp.
                8.88%            06/30/17.........     217,000      222,968 /(b)/
                8.88%            06/30/17.........     457,000      469,568
                Pemex Finance Ltd.
                9.03%            02/15/11.........     133,000      136,618 /(h)/
                Pemex Project Funding Master Trust
                6.63%            06/15/38.........     130,000      126,036 /(b)/
                Petrobras International Finance Co.
                5.75%            01/20/20.........     400,000      409,796
                Petroleos Mexicanos
                4.88%            03/15/15.........     600,000      616,200 /(b)/
                6.00%            03/05/20.........     160,000      164,000 /(b)/
                8.00%            05/03/19.........      90,000      105,525
                Petroleum Company of Trinidad &
                 Tobago Ltd.
                6.00%            05/08/22.........     500,000      470,000 /(b)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                    PRINCIPAL
                                                       AMOUNT        VALUE

                Petronas Capital Ltd.
                5.25%            08/12/19........ $   400,000 $    405,490 /(b)/
                7.88%            05/22/22........     100,000      122,479 /(b)/
                Petronas Global Sukuk Ltd.
                4.25%            08/12/14........     400,000      404,576 /(b)/
                Pioneer Natural Resources Co.
                7.50%            01/15/20........     667,000      686,274
                Plains All American Pipeline LP
                4.25%            09/01/12........     535,000      555,832
                Power Sector Assets & Liabilities
                 Management Corp.
                7.39%            12/02/24........     100,000      105,250 /(b)/
                Principal Financial Group, Inc.
                8.88%            05/15/19........     244,000      293,009
                ProLogis (REIT)
                6.88%            03/15/20........     413,000      407,935
                Prudential Financial, Inc.
                3.63%            09/17/12........     184,000      189,233
                3.88%            01/14/15........     605,000      603,863
                5.15%            01/15/13........     427,000      453,064
                7.38%            06/15/19........     354,000      405,963
                QVC Inc.
                7.50%            10/01/19........     450,000      459,000 /(b)/
                RailAmerica, Inc.
                9.25%            07/01/17........     695,000      741,044
                Rearden G Holdings EINS GmbH
                7.88%            03/30/20........     100,000      101,250 /(b)/
                Republic Services Inc.
                5.00%            03/01/20........     300,000      294,182 /(b)/
                5.25%            11/15/21........     388,000      383,565 /(b)/
                5.50%            09/15/19........     256,000      262,182 /(b)/
                Reynolds Group DL Escrow Inc.
                7.75%            10/15/16........   1,103,000    1,133,333 /(b)/
                Roche Holdings Inc.
                6.00%            03/01/19........     804,000      888,520 /(b)/
                Rockies Express Pipeline LLC
                5.63%            04/15/20........   1,204,000    1,185,357 /(b)/
                RR Donnelley & Sons Co.
                4.95%            04/01/14........     620,000      623,110
                RSHB Capital SA for OJSC Russian
                 Agricultural Bank
                6.30%            05/15/17........     200,000      207,480 /(b)/
                6.97%            09/21/16........     100,000      103,000 /(i)/
                Sabine Pass LNG LP
                7.25%            11/30/13........     255,000      239,700
                7.50%            11/30/16........     350,000      308,875
                SBA Telecommunications Inc.
                8.00%            08/15/16........     152,000      159,980 /(b)/
                8.25%            08/15/19........     230,000      244,950 /(b)/
                Security Benefit Life Insurance
                8.75%            05/15/16........     265,000      159,000 /(b)/
                Simon Property Group LP (REIT)
                5.65%            02/01/20........     806,000      786,368
                6.75%            05/15/14........     426,000      466,072

                                             PRINCIPAL
                                                AMOUNT        VALUE

          Solutia Inc.
          7.88%     03/15/20.............. $   414,000 $    419,175
          Southern Copper Corp.
          7.50%     07/27/35..............     300,000      312,625
          Star Energy Geothermal Wayang
           Windu Ltd.
          11.50%    02/12/15..............     400,000      421,000 /(b)/
          Talecris Biotherapeutics Holdings Corp.
          7.75%     11/15/16..............     100,000      100,500 /(b)/
          Talisman Energy Inc.
          7.75%     06/01/19..............     380,000      452,789
          Teachers Insurance & Annuity
           Association of America
          6.85%     12/16/39..............     470,000      509,824 /(b)/
          Telecom Italia Capital S.A.
          7.18%     06/18/19..............     954,000    1,029,943
          Tesoro Corp. (Series B)
          6.63%     11/01/15..............     922,000      882,815
          TGI International Ltd.
          9.50%     10/03/17..............     100,000      111,250
          The AES Corp.
          8.00%     10/15/17 - 06/01/20...     350,000      351,800
          The Dow Chemical Co.
          5.90%     02/15/15..............     502,000      543,477
          8.55%     05/15/19..............     588,000      711,328
          The Goldman Sachs Group Inc.
          5.38%     03/15/20..............     428,000      424,041
          The Kroger Co.
          6.15%     01/15/20..............     606,000      657,848
          The Potomac Edison Co.
          5.35%     11/15/14..............     178,000      186,792 /(h)/
          The Travelers Companies, Inc.
          5.80%     05/15/18..............     314,000      336,365
          The Williams Companies, Inc.
          7.88%     09/01/21..............     432,000      508,645
          Ticketmaster Entertainment, Inc.
          10.75%    08/01/16..............   1,000,000    1,115,000
          Time Warner Cable Inc.
          5.00%     02/01/20..............     464,000      457,495
          6.75%     07/01/18..............     838,000      936,349
          7.50%     04/01/14..............     358,000      413,295
          Time Warner Inc.
          5.88%     11/15/16..............     463,000      505,846
          6.20%     03/15/40..............     428,000      422,530
          TNK-BP Finance S.A.
          6.13%     03/20/12..............     200,000      208,750
          6.25%     02/02/15..............     145,000      152,250 /(b)/
          7.25%     02/02/20..............     285,000      297,113 /(b)/
          Union Electric Co.
          6.70%     02/01/19..............     636,000      703,545
          UPC Germany GmbH
          8.13%     12/01/17..............     400,000      412,500 /(b)/
          USB Capital XIII Trust
          6.63%     12/15/39..............     606,000      613,430

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT         VALUE

              Vale Overseas Ltd.
              6.88%             11/10/39..... $    86,000  $     89,109
              Valero Energy Corp.
              6.13%             02/01/20.....     814,000       814,206
              Vedanta Resources PLC
              9.50%             07/18/18.....     200,000       221,000      /(b)/
              Verizon Communications Inc.
              6.35%             04/01/19.....   1,848,000     2,046,120
              6.40%             02/15/38.....     164,000       170,155
              6.90%             04/15/38.....     300,000       330,867
              8.75%             11/01/18.....     502,000       629,764
              Verizon Wireless Capital LLC
              5.55%             02/01/14.....     730,000       797,775
              7.38%             11/15/13.....     324,000       374,777
              VIP Finance Ireland Ltd. for OJSC
               Vimpel Communications (Class A)
              8.38%             04/30/13.....     200,000       216,500      /(b)/
              Virgin Media Finance PLC
              8.38%             10/15/19.....     400,000       411,000
              9.50%             08/15/16.....     200,000       218,500
              Voto-Votorantim Ltd.
              6.75%             04/05/21.....     300,000       296,250      /(b)/
              VTB Capital S.A.
              6.47%             03/04/15.....     300,000       306,750      /(b)/
              WEA Finance LLC
              6.75%             09/02/19.....     366,000       390,553      /(b)/
              7.50%             06/02/14.....     526,000       588,751      /(b)/
              Williams Partners LP
              5.25%             03/15/20.....     345,000       345,703      /(b)/
              6.30%             04/15/40.....     609,000       605,167      /(b)/
              Windstream Corp.
              7.88%             11/01/17.....   1,636,000     1,611,460
              Woodside Finance Ltd.
              4.50%             11/10/14.....     991,000     1,015,339      /(b)/
              Woori Bank
              4.50%             10/07/15.....     400,000       397,690      /(b)/
              Wyeth
              5.50%             03/15/13.....     703,000       769,477
              XL Capital Ltd.
              5.25%             09/15/14.....     847,000       875,578
              Xstrata Finance Canada Ltd.
              5.80%             11/15/16.....     370,947       387,027      /(b)/
                                                            132,420,080

              NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.1%

              Banc of America Commercial
               Mortgage Inc.
              5.63%             07/10/46.....   1,043,000     1,057,459
              Banc of America Commercial
               Mortgage Inc. (Class A)
              5.49%             02/10/51.....     625,000       593,388
              5.66%             06/10/49.....     860,000       774,819
              Banc of America Commercial
               Mortgage Inc. (Class C)
              5.70%             04/10/49.....     300,000        67,071  /(h,i,o)/

                                               PRINCIPAL
                                                  AMOUNT        VALUE
            Banc of America Funding Corp.
            5.26%             02/20/36...... $   146,461 $      3,890   /(h,i,o)/
            5.48%             03/20/36......     204,003        9,656   /(h,i,o)/
            Banc of America Mortgage
             Securities Inc. (Class B)
            5.13%             01/25/36......     212,587       17,896   /(h,i,o)/
            5.32%             02/25/36......     155,972       29,226   /(h,i,o)/
            Bear Stearns Commercial Mortgage
             Securities
            5.24%             12/11/38......     280,000      244,757
            5.33%             02/11/44......     480,000      462,474
            5.41%             03/11/39......     171,604      175,034     /(h,i)/
            5.46%             03/11/39......     325,000      268,645       /(i)/
            5.69%             06/11/50......     690,000      682,879       /(i)/
            5.72%             06/11/40......     340,000      204,556       /(i)/
            6.21%             11/11/17......     430,000      243,042       /(i)/
            Bear Stearns Commercial Mortgage
             Securities (Class A)
            5.46%             04/12/38......     372,000      379,036       /(i)/
            5.92%             06/11/50......     300,000      253,768       /(i)/
            Bear Stearns Commercial Mortgage
             Securities (Class D)
            5.99%             09/11/42......     100,000       35,045   /(h,i,o)/
            Citigroup Commercial Mortgage
             Trust
            0.30%             04/15/22......   1,340,093    1,181,416   /(b,h,i)/
            Citigroup Commercial Mortgage
             Trust. (Class A)
            5.48%             10/15/49......     400,000      251,399
            Commercial Mortgage Pass
             Through Certificates
            0.33%             12/15/20......     507,879      462,167     /(b,i)/
            5.77%             06/10/46......   1,040,000    1,073,575       /(h)/
            Countrywide Alternative Loan Trust
             (Class B)
            6.00%**           08/25/36......       2,397           --     /(h,o)/
            Countrywide Asset-Backed
             Certificates
            0.53%             11/25/35......     171,855      157,263     /(h,i)/
            Countrywide Commercial Mortgage
             Trust
            5.46%             07/12/46......     950,000      795,968
            Credit Suisse Mortgage Capital
             Certificates
            5.47%             09/15/39......     549,000      527,393       /(h)/
            Credit Suisse Mortgage Capital
             Certificates (Class C)
            5.65%             02/25/36......      90,376        6,445   /(h,i,o)/
            CS First Boston Mortgage Securities
             Corp.
            1.40%             03/15/35......   5,854,726           -- **/(h,i,o)/
            5.34%             10/25/35......     188,225       20,705   /(h,i,o)/
            Greenwich Capital Commercial
             Funding Corp.
            5.44%             03/10/39......   1,827,000    1,776,755       /(h)/
            5.60%             12/10/49......   1,210,000    1,236,927       /(h)/
            5.74%             12/10/49......   2,029,000    1,972,294       /(h)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                 PRINCIPAL
                                                    AMOUNT        VALUE
            GS Mortgage Securities Corp II
            5.55%              04/10/38....... $ 2,000,000 $  2,010,064       /(i)/
            Impac CMB Trust (Class A)
            0.51%              10/25/35.......     314,207      172,013     /(h,i)/
            Indymac INDA Mortgage Loan Trust
            5.26%              01/25/36.......     106,296          808   /(h,i,o)/
            Indymac INDA Mortgage Loan Trust
             (Class B)
            5.26%              01/25/36.......     127,022        6,201   /(h,i,o)/
            Interstar Millennium Trust (Class A)
            0.66%              03/14/36.......      40,391       38,573       /(i)/
            JP Morgan Chase Commercial
             Mortgage Securities Corp.
            5.34%              08/12/37.......   1,360,000    1,413,929       /(i)/
            5.50%              06/12/47.......     170,000       88,400       /(i)/
            5.79%              02/12/51.......     760,000      758,225       /(i)/
            5.87%              04/15/45.......     250,000      258,094       /(i)/
            6.07%              02/12/51.......     830,000      743,746
            6.20%              02/12/51.......     150,000       27,230   /(h,i,o)/
            JP Morgan Chase Commercial
             Mortgage Securities Corp.
             (Class A)
            5.82%              06/15/49.......   2,393,000    2,294,642
            5.90%              02/12/51.......     690,000      577,312       /(i)/
            LB-UBS Commercial Mortgage Trust
            1.99%              04/15/41.......     170,000      107,645       /(d)/
            4.95%              09/15/30.......     310,000      314,446
            5.66%              03/15/39.......   1,588,000    1,626,062       /(i)/
            5.87%              09/15/45.......     860,000      846,562       /(i)/
            73.45%             01/15/36.......   2,119,754       98,962   /(d,h,o)/
            LB-UBS Commercial Mortgage Trust
             (Class B)
            6.65%              07/14/16.......      65,000       66,997     /(h,o)/
            LB-UBS Commercial Mortgage Trust
             (Class F)
            6.24%              07/15/40.......     260,000       37,017   /(h,i,o)/
            LB-UBS Commercial Mortgage Trust
             (Class X)
            0.47%              12/15/39.......   3,223,868       39,827   /(h,i,o)/
            Lehman Brothers Floating Rate
             Commercial Mortgage Trust
            0.53%              06/15/22.......     610,034      564,021     /(b,i)/
            MASTR Alternative Loans Trust
            5.00%              08/25/18.......     154,020       14,769 /(g,h,o,p)/
            Morgan Stanley Capital I
            5.16%              10/12/52.......     350,000      359,012       /(i)/
            5.28%              12/15/43.......     254,000      263,114       /(h)/
            5.36%              11/12/41.......   1,455,000    1,303,820
            5.39%              11/12/41.......     694,000      428,809     /(h,i)/
            5.43%              03/12/44.......   1,000,000      899,422       /(i)/
            5.44%              02/12/44.......     253,000      256,570     /(b,h)/
            5.45%              02/12/44.......     900,000      858,665       /(i)/
            5.69%              04/15/49.......   1,100,000    1,008,810     /(h,i)/
            5.71%              07/12/44.......     200,000      209,325       /(h)/
            National RMBS Trust
            0.38%              03/20/34.......      72,544       70,326       /(i)/

                                            PRINCIPAL
                                               AMOUNT        VALUE
        Puma Finance Ltd. (Class A)
        0.63%      10/11/34.............. $    42,972 $     41,658     /(i)/
        Residential Accredit Loans Inc.
        0.55%      03/25/34..............      25,849       19,734     /(i)/
        6.00%      01/25/36..............     146,744        2,648   /(h,o)/

        Residential Funding Mortgage
         Securities I
        5.75%      01/25/36..............     187,815       12,734   /(h,o)/
        Structured Asset Securities Corp.
         (Class X)
        2.19%      02/25/28..............      23,229           -- **/(i,o)/
        Thornburg Mortgage Securities
         Trust (Class A)
        0.93%      04/25/43..............      24,038       20,606     /(i)/
        Wachovia Bank Commercial
         Mortgage Trust
        5.25%      12/15/43..............     690,000      688,322
        5.52%      01/15/45..............     590,000      396,550     /(i)/
        Wachovia Bank Commercial
         Mortgage Trust (Class A)
        6.00%      06/15/45..............     170,000      112,023     /(i)/
        WaMu Mortgage Pass Through
         Certificates
        0.59%      01/25/45..............     325,277      224,962     /(i)/
        Wells Fargo Mortgage Backed
         Securities Trust
        5.50%      01/25/36..............     188,988       26,851   /(h,o)/
        Wells Fargo Mortgage Backed
         Securities Trust (Class B)
        5.50%      03/25/36..............     414,122       85,770   /(h,o)/
                                                        34,360,224

        SOVEREIGN BONDS -- 3.9%

        Democratic Socialist Republic of
         Sri Lanka
        7.40%      01/22/15..............     100,000      104,250     /(b)/
        8.25%      10/24/12..............     100,000      107,394
        Government of Argentina
        2.50%      12/31/38..............     415,458      149,149
        8.28%      12/31/33..............     209,950      157,462
        Government of Belize
        6.00%      02/20/29..............     167,200      115,368     /(j)/
        Government of Brazil
        5.63%      01/07/41..............     400,000      376,600
        8.00%      01/15/18..............     271,111      315,980     /(h)/
        8.25%      01/20/34..............     414,000      527,850
        Government of Colombia
        6.13%      01/18/41..............     300,000      286,500
        7.38%      03/18/19 - 09/18/37...     300,000      339,000
        Government of Dominican
        9.04%      01/23/18..............     380,357      418,393
        9.50%      09/27/11..............     210,787      220,272

        Government of El Salvador
        7.65%      06/15/35..............     170,000      178,925     /(b)/
        Government of Hellenic Republic
        6.25%      06/19/20..............     606,000      787,390

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                 PRINCIPAL
                                                    AMOUNT        VALUE
               Government of Indonesia
               10.38%           05/04/14...... $   100,000 $    124,250 /(b)/
               11.63%           03/04/19......     200,000      287,500 /(b)/
               Government of Lebanon
               4.00%            12/31/17......     270,400      258,232
               Government of Lithuania
               7.38%            02/11/20......     200,000      218,910 /(b)/
               Government of Manitoba Canada
               4.90%            12/06/16......     260,000      281,143 /(h)/
               Government of Panama
               5.20%            01/30/20......     300,000      302,250
               6.70%            01/26/36......     260,000      276,250
               Government of Peruvian
               6.55%            03/14/37......     501,000      536,070
               7.35%            07/21/25......     100,000      116,000
               Government of Philippines
               6.50%            01/20/20......     300,000      323,250
               Government of Poland
               6.38%            07/15/19......     114,000      124,889
               Government of Qatar
               5.25%            01/20/20......     300,000      311,400 /(b)/
               6.40%            01/20/40......     100,000      104,500 /(b)/
               Government of Quebec Canada
               7.50%            09/15/29......     380,000      494,593
               Government of South Africa
               5.50%            03/09/20......     400,000      403,500
               Government of Turkey
               5.63%            03/30/21......     700,000      687,750
               6.75%            05/30/40......     400,000      393,000
               Government of Uruguay
               6.88%            09/28/25......     119,154      129,282
               Government of Venezuela
               1.25%            04/20/11......      82,000       76,260 /(i)/
               5.38%            08/07/10......     498,000      495,510
               10.75%           09/19/13......     198,000      193,545
               Hellenic Republic Government Bond
               6.10%            08/20/15......   1,860,000    2,508,283
               Korea Expressway Corp.
               4.50%            03/23/15......     200,000      203,018 /(b)/
               Republic of Ghana
               8.50%            10/04/17......     300,000      327,750 /(b)/
               Republic of Indonesia
               5.88%            03/13/20......     200,000      207,500 /(b)/
               Republic of Lithuania
               6.75%            01/15/15......     100,000      109,159 /(b)/
               Republic of the Philippines
               6.38%            10/23/34......     200,000      196,000
               Russian Foreign Bond -- Eurobond
               7.50%            03/31/30......     463,310      534,011 /(j)/
               Socialist Republic of Vietnam
               6.75%            01/29/20......     100,000      102,000
               United Mexican States
               5.13%            01/15/20......     248,000      250,480
                                                             14,660,818

                                                   PRINCIPAL
                                                      AMOUNT         VALUE

              MUNICIPAL BONDS AND NOTES -- 0.6%
              American Municipal Power-Ohio Inc.
              6.05%           02/15/43.......... $   298,000 $    286,482
              Municipal Electric Authority of
               Georgia
              6.64%           04/01/57..........     642,000      636,781
              New Jersey State Turnpike
               Authority
              7.41%           01/01/40..........   1,050,000    1,222,652
                                                                2,145,915

              TOTAL BONDS AND NOTES
               (COST $330,106,637)                            333,038,639
                                                      NUMBER
                                                   OF SHARES         VALUE
              ---------------------------------------------------------------------
              ---------------------------------------------------------------------
              PREFERRED STOCK -- 0.2%
              ---------------------------------------------------------------------
              Citigroup Capital XII
               (COST $641,875)..................      25,675      659,077    /(i)/
              ---------------------------------------------------------------------
              OTHER INVESTMENTS -- 0.3%
              ---------------------------------------------------------------------
              GEI Investment Fund
               (COST $1,301,664)................                1,080,381    /(k)/

              TOTAL INVESTMENTS IN SECURITIES
               (COST $332,050,176)..............              334,778,097
              ---------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 16.2%
              ---------------------------------------------------------------------
              GE Money Market Fund
               Institutional Class 0.00%
               (COST $60,939,106)...............               60,939,106  /(d,k)/

              TOTAL INVESTMENTS
               (COST $392,989,282)..............              395,717,203

              LIABILITIES IN EXCESS OF OTHER
               ASSETS,
               NET -- (5.3)%....................              (20,081,385)
                                                             ------------

              NET ASSETS -- 100.0%..............             $375,635,818
                                                             ============

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------



                                 -----------------------------
                                 OTHER INFORMATION
                                 -----------------------------

The GE Institutional Income Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                     NUMBER     CURRENT       UNREALIZED
                         EXPIRATION    OF       NOTIONAL    (APPRECIATION)/
     DESCRIPTION            DATE    CONTRACTS    VALUE       DEPRECIATION
     ----------------------------------------------------------------------
     German Euro
      Bobl Futures       June 2010      16    $ (2,534,734)    $ (6,581)
     German Euro
      Bund Futures       June 2010       4        (667,619)         147
     UK Long Gilt
      Bond Futures       June 2010      27      (4,699,737)      (7,786)
     2Yr. U.S. Treasury
      Note Futures       June 2010      15      (3,254,297)        (938)
     5Yr. U.S. Treasury
      Note Futures       June 2010     116     (13,321,875)      37,048
     10Yr. U.S.
      Treasury
      Notes Futures      June 2010     447     (51,963,750)     147,416
                                                               --------
                                                               $169,306
                                                               ========

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Money Market Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



[PHOTO]


Michael E. Martini Vice President
The Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers' biographical information beginning on page 131.

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A. For the six-month period ended March 31, 2010, the GE Institutional Money Market Fund returned 0.01% for the Investment Class shares and 0.00% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 0.04% and the Fund's Morningstar peer group of 809 Money Market Taxable Funds returned an average of 0.02% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2010.

A. The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

Theprimary driver of Fund performance was maturity management. As global central banks extended easy monetary policies into the beginning of 2009, rates continued to decline, in many cases reaching all-time historic lows. Since forward market expectations priced in the anticipation that the Federal Reserve will continue to keep rates "low for long", supported by continued official rhetoric to that extent, the Fund's average days to maturity remained within a range of 45-55 days. It was only toward the end of the first quarter of 2010 that the Fund's average days to maturity began shortening, as the Fed started normalizing financial conditions through the termination of liquidity facilities created during 2008 as well as increasing the discount rate.

Money Market Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
OCTOBER 1, 2009 - MARCH 31, 2010

-------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                         BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,000.14                1.25
    Service Class                 $1,000.00                $1,000.00                2.29
-------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------
    Investment Class              $1,000.00                $1,023.41                1.26
    Service Class                 $1,000.00                $1,022.39                2.32
-------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.21% for Investment Class Shares and 0.23% for Service Class Shares (for the period October 1, 2009 - March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 0.01% for Investment Class shares, and 0.00% for Service Class shares.

Money Market Fund                                  (unaudited)
---------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Money Market Taxable Peer Group
Based on average annual returns for periods ended 3/31/10

                                          SIX   ONE   THREE FIVE  TEN
                                         MONTHS YEAR  YEAR  YEAR  YEAR
         --------------------------------------------------------------
         Number of Funds in peer group    809    773   714   659   478
         --------------------------------------------------------------
         Morningstar peer group average
          annual total return            0.02%  0.08% 1.87% 2.67% 2.45%
         --------------------------------------------------------------

Morningstar Category in peer group: Money Market Taxable
  Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, three-year, five-year and ten-year periods indicated in the Money Market Taxable peer group consisting of 809, 773, 714, 659 and 478 underlying funds, respectively.

FUND YIELD AT MARCH 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                  INVESTMENT SERVICE MONEY FUND
                                    CLASS*   CLASS*    REPORT
                 ----------------------------------------------
                 7-DAY CURRENT**    0.00%     0.00%    0.05%
                 ----------------------------------------------
                 7-DAY EFFECTIVE    0.00%     0.00%    0.05%
                 ----------------------------------------------

SECTOR ALLOCATION AS OF MARCH 31, 2010
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $18,787 (in thousands) as of March 31, 2010


                                    [CHART]

Commercial Paper             29.3%
Certificates of Deposit      23.9%
Corporate Notes              15.5%
Agency                       14.4%
Repurchase Agreements        12.9%
Time Deposit                  4.0%

 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                                    [CHART]

            GE Institutional Money Market          90 Day T-Bill
            -----------------------------          -------------
03/00               10,000.00                        10,000.00
09/00               10,314.58                        10,298.47
09/01               10,841.74                        10,764.92
09/02               11,050.05                        10,956.30
09/03               11,181.63                        11,080.60
09/04               11,293.21                        11,204.64
09/05               11,556.39                        11,511.93
09/06               12,082.97                        12,037.61
09/07               12,716.84                        12,620.56
09/08               13,130.67                        12,896.78
09/09               13,235.66                        12,923.57
03/10               13,237.55                        12,928.90


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 12/2/97)
--------------------------------------------------------------------------------

                           SIX   ONE   FIVE  TEN     ENDING VALUE OF A
                          MONTHS YEAR  YEAR  YEAR  $10,000 INVESTMENT (A)
       ------------------------------------------------------------------
       Money Market Fund  0.01%  0.20% 3.05% 2.84%        $13,238
       ------------------------------------------------------------------
       90 Day T-Bill      0.04%  0.12% 2.67% 2.60%        $12,929
       ------------------------------------------------------------------

SERVICE CLASS SHARES+
--------------------------------------------------------------------------------

                                    [CHART]

                     GE Institutional Money Market      90 Day T-Bill
                     -----------------------------      -------------
09/30/05                       10,000.00                  10,000.00
   09/06                       10,429.90                  10,456.64
   09/07                       10,951.23                  10,963.03
   09/08                       11,279.00                  11,202.97
   09/09                       11,341.85                  11,226.24
   03/10                       11,341.85                  11,230.87








--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2010
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 9/30/05)
--------------------------------------------------------------------------------

                         SIX   ONE   THREE   SINCE     ENDING VALUE OF A
                        MONTHS YEAR  YEAR  INCEPTION $10,000 INVESTMENT (A)
     ----------------------------------------------------------------------
     Money Market Fund  0.00%  0.07% 2.01%   2.84%          $11,342
     ----------------------------------------------------------------------
     90 Day T-Bill***   0.04%  0.12% 1.58%   2.61%          $11,231
     ----------------------------------------------------------------------

                                    [GRAPHIC]



AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
 *The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE
  Investment Distributors, Inc. (the Fund's principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
**The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 2010. ***Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the Fund's inception date. SeeNotes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MONEY MARKET FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                               MONEY MARKET FUND


                                                 PRINCIPAL   AMORTIZED
                                                    AMOUNT        COST
           SHORT-TERM INVESTMENTS -- 100.7%+
           --------------------------------------------------------------------

           AGENCY -- 14.5%

           FHLB Disc Corp
           0.14%       04/09/10................. $250,000  $   249,992   /(d)/
           0.15%       05/21/10.................  200,000      199,958   /(d)/
           FNMA Discount Note
           0.18%       06/14/10 - 06/16/10......  950,000      949,644   /(d)/
           Freddie Discount
           0.20%       09/02/10.................  300,000      299,743   /(d)/
           Freddie Mac
           0.15%       07/12/10.................  300,000      299,997   /(d)/
           2.38%       05/28/10.................  700,000      702,327
                                                             2,701,661

           COMMERCIAL PAPER -- 29.5%

           Banco Bilbao Viz London
           0.31%       07/16/10.................  400,000      399,635   /(d)/
           Bank of America Corp.
           0.17%       04/16/10.................  500,000      499,965   /(d)/
           CBA Delaware Finance Inc.
           0.28%       06/10/10.................  600,000      599,673   /(d)/
           Danske Corp.
           0.20%       05/17/10.................  700,000      699,821   /(d)/
           HSBC USA Inc.
           0.21%       05/05/10.................  250,000      249,951   /(d)/
           IBRD Discount Note
           0.17%       04/13/10.................  300,000      299,983   /(d)/
           KFW
           0.18%       05/05/10.................  450,000      449,924   /(d)/
           Nestle Cap Corp.
           0.18%       05/25/10.................  450,000      449,879 /(b,d)/
           Nordea North America
           0.19%       05/04/10.................  400,000      399,932   /(d)/
           Royal Bank of Canada
           0.22%       06/15/10.................  250,000      249,885   /(d)/
           Societe Generale N Amer
           0.23%       06/03/10.................  250,000      249,899   /(d)/
           0.29%       05/17/10.................  500,000      499,815   /(d)/
           Toyota Motor Credit
           0.21%       05/06/10.................  450,000      449,908   /(d)/
                                                             5,498,270

           REPURCHASE AGREEMENTS -- 13.0%

           Deutsche Bank Gov Agcy Repo 0.02%
            dated 03/31/10, to be repurchased at
            $900,001 on 04/01/10 collateralized
            by $918,924 U.S. Government
            Agency Bonds, 6.25% , maturing on
            02/01/11. 04/01/10..................  900,000      900,000   /(d)/

                                                       PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST

                 Goldman Sachs Gov Agcy Repo 0.01%
                  dated 03/31/10, to be repurchased at
                  $400,000 on 04/01/10 collateralized
                  by $408,000 U.S. Government
                  Agency Bonds, 0.00% , maturing on
                  04/14/10. 04/01/10.................. $400,000  $   400,000 /(d)/
                 HSBC Gov Agcy Repo 0.01% dated
                  03/31/10, to be repurchased at
                  $520,000 on 04/01/10 collateralized
                  by $535,097 U.S. Government
                  Agency Bonds, 8.50% maturing on
                  02/15/20. 04/01/10..................  520,000      520,000 /(d)/
                 JPM Chase Gov Agcy Repo 0.01% dated
                  03/31/10, to be repurchased at
                  $600,000 on 04/01/10 collateralized
                  by $614,723 U.S. Government
                  Agency Bonds , 0.00% , maturing on
                  07/15/10. 04/01/10..................  600,000      600,000 /(d)/
                                                                   2,420,000

                 CORPORATE NOTES -- 15.6%

                 Abbey National Treasury Services
                 0.33%             02/25/11...........  650,000      650,000 /(d)/
                 Deutsche Bank Ag NY
                 0.86%             06/18/10...........  300,000      300,418 /(d)/
                 Glaxosmithline Cap Inc
                 0.88%             05/13/10...........  100,000      100,079 /(d)/
                 Goldman Sachs Group Inc FDIC
                 0.75%             12/03/10...........  350,000      351,310 /(d)/
                 Procter & Gamble International Fn
                 0.26%             05/07/10...........  160,000      160,000 /(d)/
                 Rabobank Nederland NY
                 0.22%             07/23/10...........  300,000      299,989 /(d)/
                 0.35%             04/26/10...........  500,000      500,000 /(d)/
                 Royal Bank of Canada NY
                 0.25%             02/24/11...........  200,000      200,000 /(d)/
                 Westpac Banking Corp NY
                 0.27%             10/06/10...........  350,000      349,998 /(d)/
                                                                   2,911,794

                 TIME DEPOSIT -- 4.0%

                 Bank of Ireland
                 0.15%             04/01/10...........  600,000      600,000 /(d)/
                 State Street Corp.
                 0.01%             04/01/10...........  155,562      155,562 /(e)/
                                                                     755,562

                 CERTIFICATES OF DEPOSIT -- 24.1%
                 Australia & NZ Banking Group
                 0.35%             05/25/10...........  400,000      400,018 /(d)/
                 Banco Bilbao Viz Arg NY
                 0.31%             07/26/10...........  300,000      299,976 /(d)/
                 Bank of Montreal Chicago
                 0.19%             04/23/10...........  500,000      500,000 /(d)/

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

MONEY MARKET FUND

Schedule of Investments                            March 31, 2010 (unaudited)
------------------------------------------------------------------------------


                                                        PRINCIPAL    AMORTIZED
                                                           AMOUNT         COST

                 Barclays Bank PLC NY
                 0.70%                  04/15/10....... $300,000  $   300,000  /(d)/
                 BNP Paribas NY
                 0.22%                  06/01/10.......  400,000      400,000  /(d)/
                 0.24%                  07/01/10.......  300,000      300,000  /(d)/
                 Calyon NY
                 0.33%                  07/07/10.......  900,000      900,000  /(d)/
                 Deutsche Bank Ag NY
                 0.19%                  04/08/10.......  350,000      350,000  /(d)/
                 Royal Bank of Scotland CT
                 0.22%                  04/19/10.......  350,000      350,000  /(d)/
                 Svenska Handelsbanken NY
                 0.21%                  05/19/10.......  300,000      300,002  /(d)/
                 Toronto-Dominion Bank NY
                 0.33%                  05/17/10.......  400,000      400,005  /(d)/
                                                                    4,500,001

                 TOTAL SHORT-TERM INVESTMENTS
                  (COST $18,787,288)...................            18,787,288

                 LIABILITIES IN EXCESS OF OTHER ASSETS,
                  NET - (0.7)%.........................              (138,622)
                                                                  -----------

                 NET ASSETS -- 100.0%..................           $18,648,666
                                                                  ===========

See Notes to Schedules of Investments on page 87 and Notes to Financial Statements on page 106.

Notes to Schedules of Investments                  March 31, 2010 (unaudited)
------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Funds' prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities amounted to $20,773,062, $49,279,730 and $449,879 or 3.18%, 13.12% and 2.41% of the net
   assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At March 31, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate at March 31, 2010.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund, and the GE Funds -- GE Money Market Fund.

(l)General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(m)Securities in default.

(n)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(o)Illiquid Securities. At March 31, 2010, these securities amounted to $138,810 and $654,055 or 0.02% and 0.17% of net assets for the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(p)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*  Less than 0.1%

** Amount is less than $ 0.01.

+  Percentages are based on net assets as of March 31, 2010.

Abbreviations:

              ADR     American Depository Receipt
              GDR     Global Depository Receipt
              NVDR    Non-Voting Depository Receipt
              REGD.   Registered
              REIT    Real Estate Investment Trust
              REMIC   Real Estate Mortgage Investment Conduit
              SPDR    Standard and Poor's Depository Receipt
              STRIPS  Separate Trading of Registered Interest and
                      Principal of Security
              TBA     To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------


                                                                                         U.S. EQUITY
                                                                                               FUND
                            ----------------------------------------------------------------------------------------------------
                                                         INVESTMENT
                                                            CLASS
                            ---------------------------------------------------------------------    --------------------------
                               3/31/10+       9/30/09       9/30/08    9/30/07  9/30/06  9/30/05       3/31/10+      9/30/09
                            --------       --------      --------      -------- -------- --------    --------      -------
INCEPTION DATE                                                                           11/25/97
Net asset value,
 beginning of period....... $  10.18       $  10.73      $  14.67      $  13.29 $  12.07 $  11.13     $10.24        $10.71
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment
   income..................     0.06           0.14          0.16          0.21     0.17     0.19       0.42          0.13**
  Net realized and
   unrealized gains
   (losses) on investments.     0.91         (0.54)        (2.50)          1.96     1.22     0.91       0.55        (0.48)**
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
 FROM
 INVESTMENT OPERATIONS.....     0.97         (0.40)        (2.34)          2.17     1.39     1.10       0.97        (0.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income..................     0.13           0.15          0.18          0.21     0.17     0.16       0.00          0.12
  Net realized gains.......       --             --          1.42          0.58       --       --         --            --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........     0.13           0.15          1.60          0.79     0.17     0.16       0.00          0.12
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.................... $  11.02       $  10.18      $  10.73      $  14.67 $  13.29 $  12.07     $11.21        $10.24
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...........    9.57%        (3.26)%      (17.63)%        16.98%   11.67%    9.89%      9.47%       (2.89)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period
   (in thousands).......... $459,570       $432,050      $462,644      $627,920 $553,358 $381,472     $2,769        $  170
  Ratios to average net
   assets:
   Net investment
    income.................    1.14%          1.61%         1.21%         1.50%    1.43%    1.65%      1.11%         1.80%
   Net Expenses............    0.37%/(b)/*    0.37%/(b)/    0.36%/(b)/    0.36%    0.37%    0.37%      0.61%/(b)/*   0.62%/(b)/
   Gross Expenses..........    0.37%*         0.38%         0.37%         0.36%    0.37%    0.37%      0.62%*        0.63%
   Portfolio turnover
    rate...................      17%            51%           55%           58%      56%      42%        17%           51%



                            -------------------------------------
                              SERVICE
                               CLASS
                            --------------------------------------
                               9/30/08    9/30/07 9/30/06 9/30/05
                            --------      ------- ------- -------
INCEPTION DATE                                            1/3/01
Net asset value,
 beginning of period.......  $ 14.64      $ 13.27 $ 12.05 $ 11.11
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment
   income..................     0.14         0.17    0.15    0.16
  Net realized and
   unrealized gains
   (losses) on investments.   (2.51)         1.96    1.21    0.91
-----------------------------------------------------------------
TOTAL INCOME (LOSS)
 FROM
 INVESTMENT OPERATIONS.....   (2.37)         2.13    1.36    1.07
-----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income..................     0.14         0.18    0.14    0.13
  Net realized gains.......     1.42         0.58      --      --
-----------------------------------------------------------------
TOTAL DISTRIBUTIONS........     1.56         0.76    0.14    0.13
-----------------------------------------------------------------
Net asset value, end of
 period....................  $ 10.71      $ 14.64 $ 13.27 $ 12.05
-----------------------------------------------------------------

TOTAL RETURN (A)........... (17.83)%       16.68%  11.41%   9.63%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period
   (in thousands)..........  $22,253      $34,971 $28,140 $26,171
  Ratios to average net
   assets:
   Net investment
    income.................    0.96%        1.25%   1.19%   1.43%
   Net Expenses............    0.61%/(b)/   0.61%   0.62%   0.62%
   Gross Expenses..........    0.62%        0.61%   0.62%   0.62%
   Portfolio turnover
    rate...................      55%          58%     56%     42%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                S&P 500
                                                                  INDEX
                                                                   FUND
--------------------------------------------------------------------------------------------------------------------------------
                             INVESTMENT                                                         SERVICE
                               CLASS                                                             CLASS
--------------------------------------------------------------------    --------------------------------------------------------
  3/31/10+       9/30/09       9/30/08    9/30/07  9/30/06   9/30/05      3/31/10+      9/30/09       9/30/08    9/30/07 9/30/06
--------       -------      --------      -------- -------- ---------   --------      -------      --------      ------- -------
                                                            11/25/97                                                     9/30/05
$ 10.18        $ 11.23      $  14.69      $  12.81 $  11.80 $   10.71   $ 10.14        $11.19        $14.64      $12.79   $11.80
   0.11           0.23          0.26          0.24     0.22      0.23      0.02          0.22          0.24        0.25     0.24
   1.06         (1.03)        (3.46)          1.84     1.01      1.06      1.13        (1.04)        (3.46)        1.79     0.96
--------------------------------------------------------------------------------------------------------------------------------
   1.17         (0.80)        (3.20)          2.08     1.23      1.29      1.15        (0.82)        (3.22)        2.04     1.20
--------------------------------------------------------------------------------------------------------------------------------
   0.21           0.25          0.26          0.20     0.22      0.20      0.18          0.23          0.23        0.19     0.21
     --             --            --            --       --        --        --            --            --          --       --
--------------------------------------------------------------------------------------------------------------------------------
   0.21           0.25          0.26          0.20     0.22      0.20      0.18          0.23          0.23        0.19     0.21
--------------------------------------------------------------------------------------------------------------------------------
  11.14        $ 10.18      $  11.23      $  14.69 $  12.81 $   11.80   $ 11.11        $10.14        $11.19      $14.64   $12.79
--------------------------------------------------------------------------------------------------------------------------------

 11.56%        (6.51)%      (22.13)%        16.36%   10.53%    12.08%    11.40%       (6.84)%      (22.28)%      15.98%   10.39%

$38,573        $35,332      $119,460      $151,025 $111,143 $ 102,607   $31,313        $  939        $1,087      $  936   $   47
  1.94%          2.75%         2.03%         1.87%    1.82%     1.96%     1.11%         2.44%         1.79%       1.63%    1.59%
  0.15%/(b)/*    0.16%/(b)/    0.15%/(b)/    0.15%    0.15%     0.15%     0.37%/(b)/*   0.41%/(b)/    0.40%/(b)/  0.40%    0.40%
  0.15%*         0.16%         0.15%         0.15%    0.15%     0.15%     0.39%*        0.41%         0.40%       0.40%    0.40%
     7%            17%           17%           12%      12%       12%        7%           17%           17%         12%      12%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                              CORE VALUE
                                                                                                  EQUITY
                                                                                                    FUND
                                  ---------------------------------------------------------------------------------------
                                                                INVESTMENT
                                                                  CLASS
                                  ----------------------------------------------------------------------   -------------
                                     3/31/10+       9/30/09       9/30/08    9/30/07  9/30/06  9/30/05       3/31/10+
                                  --------       --------      --------      -------- ------- ----------   --------
INCEPTION DATE                                                                                  2/2/00
Net asset value, beginning
 of period....................... $   8.68       $   9.60       $ 12.43      $  11.49 $ 10.40   $ 9.51      $ 8.65
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........     0.08           0.16          0.16          0.21    0.18     0.23        0.04
  Net realized and unrealized
   gains (losses) on
   investments...................     0.76         (0.75)        (1.88)          1.84    1.09     0.86        0.79
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........     0.84         (0.59)        (1.72)          2.05    1.27     1.09        0.83
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.14           0.17          0.14          0.23    0.18     0.20        0.14
  Net realized gains.............       --           0.16          0.97          0.88      --       --          --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............     0.14           0.33          1.11          1.11    0.18     0.20        0.14
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................... $   9.38       $   8.68       $  9.60      $  12.43 $ 11.49  $ 10.40      $ 9.34
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................    9.80%        (5.27)%      (15.02)%        18.94%  12.42%   11.48%       9.64%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $133,088       $121,866       $95,082      $108,986 $91,030  $86,267      $2,624
  Ratios to average net assets:
   Net investment income.........    1.71%          2.20%         1.45%         1.73%   1.55%    1.88%       1.41%
   Net Expenses..................    0.41%/(b)/*    0.43%/(b)/    0.42%/(b)/    0.43%   0.44%    0.43%       0.65%/(b)/*
   Gross Expenses................    0.41%*         0.43%         0.43%         0.43%   0.44%    0.43%       0.66%*
   Portfolio turnover rate.......       9%            62%           62%           43%     52%      36%          9%



                                  ------------------------------------------
                                             SERVICE
                                              CLASS
                                  -------------------------------------------
                                    9/30/09       9/30/08    9/30/07 9/30/06
                                  -------      --------      ------- -------
INCEPTION DATE                                                       9/30/05
Net asset value, beginning
 of period.......................   $9.58        $12.40      $11.47  $10.40
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........    0.14          0.14        0.26    0.15
  Net realized and unrealized
   gains (losses) on
   investments...................  (0.75)        (1.87)        1.76    1.10
----------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........  (0.61)        (1.73)        2.02    1.25
----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.16          0.12        0.21    0.18
  Net realized gains.............    0.16          0.97        0.88      --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.32          1.09        1.09    0.18
----------------------------------------------------------------------------
Net asset value, end of
 period..........................   $8.65        $ 9.58      $12.40  $11.47
----------------------------------------------------------------------------

TOTAL RETURN (A)................. (5.50)%      (15.18)%      18.69%  12.16%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................   $ 713        $   32      $   36  $   14
  Ratios to average net assets:
   Net investment income.........   1.76%         1.20%       1.38%   1.32%
   Net Expenses..................   0.67%/(b)/    0.67%/(b)/  0.68%   0.67%
   Gross Expenses................   0.68%         0.67%       0.68%   0.67%
   Portfolio turnover rate.......     62%           62%         43%     52%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                              PREMIER
                                                                                   GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                             INVESTMENT                                                                  SERVICE
                               CLASS                                                                      CLASS
--------------------------------------------------------------------       -------------------------------------------------
   3/31/10+        9/30/09         9/30/08    9/30/07  9/30/06  9/30/05      3/31/10+      9/30/09       9/30/08    9/30/07
---------        -----------    --------      -------- -------- --------   --------      -------      --------      --------
                                                                10/29/99
                 $      9.59
 $   7.60                       $  12.46      $  10.96 $  10.46 $   9.59    $ 7.53        $ 9.53        $12.41      $  10.92

     0.02               0.06        0.07          0.08     0.08     0.10      0.46        (0.10)          0.64          0.04


     0.82             (0.85)      (1.76)          1.55     0.49     0.86      0.37        (0.71)        (2.41)          1.55
-----------------------------------------------------------------------------------------------------------------------------

     0.84             (0.79)      (1.69)          1.63     0.57     0.96      0.83        (0.81)        (1.77)          1.59
-----------------------------------------------------------------------------------------------------------------------------
     0.05               0.09        0.07          0.08     0.07     0.09      0.05          0.08            --          0.05
       --               1.11        1.11          0.05       --       --        --          1.11          1.11          0.05
-----------------------------------------------------------------------------------------------------------------------------
     0.05               1.20        1.18          0.13     0.07     0.09      0.05          1.19          1.11          0.10
-----------------------------------------------------------------------------------------------------------------------------

$    8.39        $      7.60    $   9.59      $  12.46 $  10.96 $  10.46    $ 8.31        $ 7.53        $ 9.53      $  12.41
-----------------------------------------------------------------------------------------------------------------------------

   11.16%            (3.22)%    (14.62)%        15.02%    5.47%    9.97%    11.00%       (3.52)%      (15.30)%        14.71%


 $270,471        $   249,573    $268,005      $411,725 $455,088 $332,148    $3,373        $3,098        $3,014      $135,856
    0.53%              0.91%       0.69%         0.58%    0.83%    1.05%     0.28%         0.66%         0.24%         0.33%
    0.38%/(b)/*   0.39%/(b)/       0.37%/(b)/    0.37%    0.37%    0.37%     0.63%/(b)/*   0.64%/(b)/    0.62%/(b)/    0.62%
    0.38%*             0.40%       0.37%         0.37%    0.37%    0.37%     0.63%*        0.65%         0.62%         0.62%
       9%                24%         28%           29%      31%      31%        9%           24%           28%           29%



-----------------


  ------------------
  9/30/06  9/30/05
  -------- --------
           1/3/01

  $  10.42 $   9.57

      0.06     0.09


      0.49     0.83
-------------------

      0.55     0.92
-------------------
      0.05     0.07
        --       --
-------------------
      0.05     0.07
-------------------

  $  10.92 $  10.42
-------------------

     5.24%    9.63%


  $130,673 $123,773
     0.57%    0.77%
     0.62%    0.62%
     0.62%    0.62%
       31%      31%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                            SMALL-CAP
                                                                                               EQUITY
                                                                                                 FUND
                               ---------------------------------------------------------------------------------------
                                                             INVESTMENT
                                                               CLASS
                               ----------------------------------------------------------------------   -------------
                                  3/31/10+       9/30/09       9/30/08    9/30/07  9/30/06   9/30/05      3/31/10+
                               --------       --------      --------      -------- -------- ---------   --------
INCEPTION DATE                                                                               8/3/98
Net asset value, beginning
 of period.................... $  11.11       $  12.35      $  16.51      $  15.41 $  14.71 $  12.87     $11.17
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income.......     0.02           0.05          0.10          0.10     0.07     0.11       0.14
  Net realized and
   unrealized gains (losses)
   on investments.............     1.31          (1.20)        (2.67)         2.18     0.96     2.54       1.18
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS........     1.33          (1.15)        (2.57)         2.28     1.03     2.65       1.32
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......     0.04           0.09          0.08          0.08     0.06     0.09       0.00/(c)/
  Net realized gains..........       --             --          1.51          1.10     0.27     0.72         --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........     0.04           0.09          1.59          1.18     0.33     0.81       0.00
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period....................... $  12.40       $  11.11      $  12.35      $  16.51 $  15.41 $  14.71     $12.49
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..............   12.02%        (9.07)%      (16.86)%        15.43%    7.13%   21.11%     11.82%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)............. $697,023       $609,835      $635,849      $806,577 $632,992 $368,178     $   27
  Ratios to average net
   assets:
   Net investment
    income....................    0.42%          0.51%         0.68%         0.64%    0.53%    0.79%      0.17%
   Net Expenses...............    0.89%/(b)/*    0.91%/(b)/    0.60%/(b)/    0.61%    0.61%    0.61%      1.14%/(b)/*
   Gross Expenses.............    0.91%*         0.93%         0.61%         0.61%    0.61%    0.61%      1.16%*
   Portfolio turnover
    rate......................      21%            49%           73%           51%      47%      33%        21%



                               ------------------------------------------
                                          SERVICE
                                           CLASS
                               -------------------------------------------
                                 9/30/09       9/30/08    9/30/07 9/30/06
                               -------      --------      ------- -------
INCEPTION DATE                                                    9/30/05
Net asset value, beginning
 of period....................  $12.31        $16.47      $15.38  $14.71
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income.......    0.12          0.06        0.08    0.05
  Net realized and
   unrealized gains (losses)
   on investments.............   (1.25)        (2.67)       2.16    0.94
-------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS........   (1.13)        (2.61)       2.24    0.99
-------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......    0.01          0.04        0.05    0.05
  Net realized gains..........      --          1.51        1.10    0.27
-------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........    0.01          1.55        1.15    0.32
-------------------------------------------------------------------------
Net asset value, end of
 period.......................  $11.17        $12.31      $16.47  $15.38
-------------------------------------------------------------------------

TOTAL RETURN (A).............. (9.20)%      (17.14)%      15.20%   6.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands).............  $   28        $   87      $   39  $   16
  Ratios to average net
   assets:
   Net investment
    income....................   0.34%         0.43%       0.37%   0.28%
   Net Expenses...............   1.16%/(b)/    0.85%/(b)/  0.85%   0.86%
   Gross Expenses.............   1.18%         0.86%       0.85%   0.86%
   Portfolio turnover
    rate......................     49%           73%         51%     47%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                   INTERNATIONAL
                                                                                                          EQUITY
                                                                                                            FUND
-------------------------------------------------------------------------------------------------------------------------------
                                  INVESTMENT                                                                     SERVICE
                                     CLASS                                                                        CLASS
-------------------------------------------------------------------------------     ------------------------------------------
    3/31/10+          9/30/09          9/30/08      9/30/07    9/30/06   9/30/05       3/31/10+       9/30/09       9/30/08
----------        ----------       ----------      ---------- ---------- --------   --------       --------      --------
                                                                         11/25/97

$    10.90        $    13.51       $    19.96      $    15.11 $    12.72 $  10.22   $  10.83       $  13.44       $ 19.88
      0.09              0.20             0.43            0.30       0.24     0.19     (0.11)           0.00          0.54


      0.30            (1.32)           (5.31)            4.92       2.33     2.47       0.47         (1.13)        (5.44)
-------------------------------------------------------------------------------------------------------------------------------

      0.39            (1.12)           (4.88)            5.22       2.57     2.66       0.36         (1.13)        (4.90)
-------------------------------------------------------------------------------------------------------------------------------
      0.21              0.38             0.31            0.24       0.18     0.16       0.20           0.37          0.28
        --              1.11             1.26            0.13         --       --         --           1.11          1.26
-------------------------------------------------------------------------------------------------------------------------------
      0.21              1.49             1.57            0.37       0.18     0.16       0.20           1.48          1.54
-------------------------------------------------------------------------------------------------------------------------------

$    11.08        $    10.90       $    13.51      $    19.96 $    15.11 $  12.72   $  10.99       $  10.83       $ 13.44
-------------------------------------------------------------------------------------------------------------------------------

     3.61%           (5.34)%         (26.41)%          35.09%     20.39%   26.26%      3.45%        (5.52)%      (26.60)%

                  $2,038,051
$2,185,195                         $1,892,548      $2,375,946 $1,377,877 $738,984   $587,470       $546,589       $53,692


     1.14%             2.44%            2.62%           2.00%      2.04%    1.85%      0.89%          2.29%         2.78%
     0.56%/(b)/*       0.55%/(b)/       0.55%/(b)/      0.56%      0.56%    0.57%      0.81%/(b)/*    0.80%/(b)/    0.80%/(b)/
     0.56%*            0.56%            0.56%           0.56%      0.56%    0.57%      0.81%*         0.80%         0.81%

       23%               41%              38%             32%        26%      52%        23%            41%           38%



-----------------------


  ------------------------
  9/30/07 9/30/06 9/30/05
  ------- ------- -------
                  1/3/01

  $ 15.06 $ 12.69 $10.19
     0.16    0.17   0.16


     5.00    2.35   2.48
-------------------------

     5.16    2.52   2.64
-------------------------
     0.21    0.15   0.14
     0.13      --     --
-------------------------
     0.34    0.15   0.14
-------------------------

  $ 19.88 $ 15.06 $12.69
-------------------------

   34.75%  20.02% 26.05%


  $51,244 $16,352 $8,096


    1.61%   1.68%  1.61%
    0.81%   0.81%  0.82%
    0.81%   0.81%  0.82%

      32%     26%    52%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                                STRATEGIC
                                                                                               INVESTMENT
                                                                                                     FUND
                                  ----------------------------------------------------------------------------------------
                                                                        INVESTMENT
                                                                          CLASS
                                  --------       --------------------------------------------------------   --------
                                     3/31/10+       9/30/09       9/30/08    9/30/07  9/30/06   9/30/05       3/31/10+
                                  --------       --------      --------      -------- -------- ----------   --------
INCEPTION DATE                                                                                  10/29/99
Net asset value, beginning
 of period....................... $  10.18       $  10.62      $  13.45      $  11.77 $  11.14  $  10.46     $10.12
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........     0.07           0.17          0.26          0.27     0.22      0.19     (2.51)
  Net realized and unrealized
   gains (losses) on
   investments...................     0.58         (0.32)        (2.32)          1.93     0.90      0.78       3.09
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........     0.65         (0.15)        (2.06)          2.20     1.12      0.97       0.58
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.17           0.25          0.25          0.24     0.19      0.15       0.15
  Net realized gains.............       --           0.04          0.52          0.28     0.30      0.14         --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............     0.17           0.29          0.77          0.52     0.49      0.29       0.15
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period... $  10.66       $  10.18      $  10.62      $  13.45 $  11.77  $  11.14     $10.55
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................    6.40%        (0.80)%      (16.13)%        19.24%   10.38%     9.33%      5.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $652,786       $570,071      $522,383      $547,835 $349,564  $172,146     $   37
  Ratios to average net assets:
   Net investment income.........    1.53%          2.04%         2.24%         2.43%    2.33%     2.03%      1.12%
   Net Expenses..................    0.32%/(b)/*    0.31%/(b)/    0.34%/(b)/    0.36%    0.37%     0.38%      0.57%/(b)/*
   Gross Expenses................    0.36%*         0.36%         0.36%         0.36%    0.37%     0.38%      0.61%*
   Portfolio turnover rate.......      66%           177%          177%          158%     143%      131%        66%



                                  ------------------------------------------
                                                   SERVICE
                                                    CLASS
                                  ------------------------------------------
                                    9/30/09       9/30/08    9/30/07 9/30/06
                                  -------      --------      ------- -------
INCEPTION DATE                                                       9/30/05
Net asset value, beginning
 of period.......................  $10.57        $13.42      $11.74  $11.14
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........    0.16          0.18        0.27    0.23
  Net realized and unrealized
   gains (losses) on
   investments...................  (0.33)        (2.27)        1.90    0.85
----------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........  (0.17)        (2.09)        2.17    1.08
----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.24          0.24        0.21    0.18
  Net realized gains.............    0.04          0.52        0.28    0.30
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.28          0.76        0.49    0.48
----------------------------------------------------------------------------
Net asset value, end of period...  $10.12        $10.57      $13.42  $11.74
----------------------------------------------------------------------------

TOTAL RETURN (A)................. (1.04)%      (16.44)%      19.01%  10.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................  $  637        $  715      $   55  $   11
  Ratios to average net assets:
   Net investment income.........   1.81%         1.87%       2.21%   1.95%
   Net Expenses..................   0.56%/(b)/    0.57%/(b)/  0.61%   0.61%
   Gross Expenses................   0.61%         0.61%       0.61%   0.61%
   Portfolio turnover rate.......    177%          177%        158%    143%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                        INCOME
                                                                         FUND
-----------------------------------------------------------------------------------------------------------------------------
                                     INVESTMENT                                                              SERVICE
                                        CLASS                                                                 CLASS
--------       -------------------------------------------------------          --------     -------------------------------
   3/31/10+       9/30/09        9/30/08    9/30/07  9/30/06   9/30/05           3/31/10+     9/30/09      9/30/08   9/30/07
--------       --------       --------      -------- -------- ---------         --------     -------     -------     -------
                                                              11/21/97
$   9.06       $   8.94       $   9.29      $   9.35 $   9.50 $    9.87          $9.25        $9.12       $9.30       $9.35
    0.18           0.37           0.43          0.51     0.49      0.42           0.17         0.36        0.37        0.49
    0.16           0.13         (0.35)        (0.06)   (0.15)    (0.16)           0.17         0.14      (0.14)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------
    0.34           0.50           0.08          0.45     0.34      0.26           0.34         0.50        0.23        0.44
-----------------------------------------------------------------------------------------------------------------------------
    0.18           0.37           0.43          0.51     0.49      0.42           0.18         0.36        0.41        0.49
      --           0.01             --            --       --      0.21             --         0.01          --          --
-----------------------------------------------------------------------------------------------------------------------------
    0.18           0.38           0.43          0.51     0.49      0.63           0.18         0.37        0.41        0.49
-----------------------------------------------------------------------------------------------------------------------------
$   9.22       $   9.06       $   8.94      $   9.29 $   9.35 $    9.50          $9.41        $9.25       $9.12       $9.30
-----------------------------------------------------------------------------------------------------------------------------

   3.82%          5.88%          0.80%         4.95%    3.75%     2.72%          3.65%        5.59%       2.41%       4.80%


$375,397       $360,894       $324,385      $344,261 $294,484 $ 238,846          $ 239        $ 276       $ 453       $  17
   4.06%          4.29%          4.64%         5.49%    5.33%     4.35%          3.82%        4.09%       4.06%       5.25%
   0.18%/(b)/*    0.20%/(b)/     0.20%/(b)/    0.23%    0.24%     0.24%          0.43%/(b)/*  0.45%/(b)/  0.43%/(b)/  0.48%
   0.23%*         0.23%          0.23%         0.23%    0.24%     0.24%          0.48%*       0.48%       0.47%       0.48%
    165%           357%           485%          421%     341%      298%           165%         357%        485%        421%

INCOME
 FUND
---------------


        --------
        9/30/06
        -------
        9/30/05
          $9.50
           0.47
         (0.15)
---------------
           0.32
---------------
           0.47
             --
---------------
           0.47
---------------
          $9.35
---------------

          3.50%


          $  11
          5.10%
          0.49%
          0.49%
           341%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                       MONEY MARKET
                                                                               FUND
                              ---------------------------------------------------------------------------------------------
                                                   INVESTMENT                                           SERVICE
                                                      CLASS                                              CLASS
                              -----------------------------------------------------   ------------------------------------
                                3/31/10+    9/30/09 9/30/08 9/30/07 9/30/06 9/30/05    3/31/10+    9/30/09 9/30/08 9/30/07
                              --------      ------- ------- ------- ------- -------   --------     ------- ------- -------
INCEPTION DATE                                                              12/2/97
Net asset value, beginning
 of period................... $  1.00       $  1.00 $  1.00 $  1.00 $  1.00 $  1.00    $1.00        $1.00   $1.00   $1.00
INCOME FROM
 INVESTMENT OPERATIONS:
  Net investment income......    0.00/(c)/     0.01    0.03    0.05    0.04    0.02       --         0.01    0.03    0.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS.......    0.00          0.01    0.03    0.05    0.04    0.02       --         0.01    0.03    0.05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......    0.00/(c)/     0.01    0.03    0.05    0.04    0.02       --         0.01    0.03    0.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..........    0.00          0.01    0.03    0.05    0.04    0.02       --         0.01    0.03    0.05
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period...................... $  1.00       $  1.00 $  1.00 $  1.00 $  1.00 $  1.00    $1.00        $1.00   $1.00   $1.00
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).............   0.01%         0.80%   3.25%   5.25%   4.56%   2.33%    0.00%        0.56%   2.99%   5.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)............ $18,637       $31,040 $29,071 $26,952 $24,409 $11,592    $  11        $  11   $  11   $  11
  Ratios to average net
   assets:
   Net investment income.....   0.03%         0.80%   3.18%   5.12%   4.62%   2.04%    0.00%        0.55%   2.94%   4.89%
   Net Expenses..............   0.21%/(d)/*   0.24%   0.25%   0.24%   0.25%   0.26%    0.23%/(d)/*  0.48%   0.50%   0.48%
   Gross Expenses............   0.25%*        0.24%   0.25%   0.24%   0.25%   0.26%    0.46%*       0.48%   0.50%   0.48%


                              -------


                              --------
                              9/30/06
                              -------
INCEPTION DATE                9/30/05
Net asset value, beginning
 of period...................  $1.00
INCOME FROM
 INVESTMENT OPERATIONS:
  Net investment income......   0.04
-------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS.......   0.04
-------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......   0.04
-------------------------------------
TOTAL DISTRIBUTIONS..........   0.04
-------------------------------------
Net asset value, end of
 period......................  $1.00
-------------------------------------

TOTAL RETURN (A).............  4.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)............  $  10
  Ratios to average net
   assets:
   Net investment income.....  4.25%
   Net Expenses..............  0.50%
   Gross Expenses............  0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b)Includes contractual management fee waiver related to the Fund's investments in the GE Funds - GE Money Market Fund.
(c)Less than $0.01.
(d)GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%.
* Annualized periods for less than one year.
**Average shares method used.
+ Unaudited.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets                                                              U.S.       S&P 500    CORE VALUE
and Liabilities March 31, 2010 (unaudited)                                      EQUITY         INDEX        EQUITY
                                                                                  FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------

ASSETS
    Investments in securities, at market (cost $408,170,375;
     $72,824,332; $114,084,510; $243,757,951; $584,944,192;
     $2,582,582,250; $507,907,915; $330,748,512 and $0,
     respectively)...................................................... $459,769,083  $ 68,865,540  $135,029,031
    Investments in affiliated securities, at market (cost $95,812;
     $35,828; $25,725; $184,502; $96,159; $268,918; $1,132,355;
     $1,301,664 and $0, respectively)...................................       79,524        29,738        21,352
    Short-term Investments at Market (cost $0; $109,968; $0; $0; $0;
     $0; $0; $0 and $0, respectively)...................................           --       109,968            --
    Short-term affiliated investments (at amortized cost)...............    2,152,347     1,163,455       577,644
    Short-term investments (at amortized cost)..........................           --            --            --
    Foreign currency (cost $5,407; $0; $0; $0; $0; $1,287,608;
     $76,745; $0 and $0, respectively)..................................        5,432            --            --
    Receivable for investments sold.....................................      712,503            --       263,735
    Income receivables..................................................      363,229        65,626       175,421
    Receivable for fund shares sold.....................................       51,565        30,127         4,055
    Variation margin receivable.........................................        7,610            --           630
    Other Assets........................................................           --            --            --
------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.....................................................  463,141,293    70,264,454   136,071,868
------------------------------------------------------------------------------------------------------------------
LIABILITIES
    Distribution payable to shareholders................................           --            --            --
    Payable for investments purchased...................................      601,530            --       309,793
    Payable for fund shares redeemed....................................       51,575       366,159           342
    Payable to GEAM.....................................................      141,177         3,896        47,792
    Accrued other expenses..............................................        7,283         3,013         2,083
    Variation margin payable............................................           --         4,774            --
------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES................................................      801,565       377,842       360,010
------------------------------------------------------------------------------------------------------------------
NET ASSETS.............................................................. $462,339,728  $ 69,886,612  $135,711,858
------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
    Capital paid in.....................................................  504,176,943   105,698,040   127,127,869
    Undistributed (distribution in excess of) net investment
     income.............................................................    1,183,724       202,774       561,445
    Accumulated net realized gain (loss)................................  (94,590,532)  (32,069,674)  (12,917,828)
    Net unrealized appreciation/(depreciation) on:
       Investments......................................................   51,582,420    (3,964,882)   20,940,148
       Futures..........................................................      (12,852)       20,354           224
       Foreign currency related transaction.............................           25            --            --
------------------------------------------------------------------------------------------------------------------
NET ASSETS.............................................................. $462,339,728  $ 69,886,612  $135,711,858
------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
    Net assets..........................................................  459,570,254    38,573,151   133,088,308
    Shares outstanding( $.001 par value;
     unlimited shares authorized).......................................   41,703,675     3,462,371    14,189,048
    Net asset value, offering and redemption price per share............        11.02         11.14          9.38
SERVICE CLASS:
    Net assets..........................................................    2,769,473    31,313,460     2,623,550
    Shares outstanding( $.001 par value; unlimited shares
     authorized)........................................................      246,947     2,819,097       280,960
    Net asset value, offering and redemption price per share............        11.21         11.11          9.34

See Notes to Financial Statements.

     PREMIER        SMALL-CAP   INTERNATIONAL     STRATEGIC                      MONEY
      GROWTH           EQUITY          EQUITY    INVESTMENT        INCOME       MARKET
 EQUITY FUND             FUND            FUND          FUND          FUND         FUND
---------------------------------------------------------------------------------------

$263,721,493    $ 631,249,250  $2,744,198,684  $542,107,390  $333,697,716  $        --
     153,136           79,812         223,202       939,854     1,080,381           --
          --               --              --            --            --           --
  10,108,822       63,903,138       3,656,217   108,528,492    60,939,106           --
          --               --              --            --            --   18,787,288
          --               --       1,296,335        77,288            --           --
     347,488        3,691,133      30,169,200     5,411,609     5,105,155           --
      47,617          434,517      10,985,947     2,042,634     3,404,756       10,769
     143,920            9,234       2,119,832     1,223,859        64,483           --
          --               --         186,935        80,482            --           --
          --        2,344,000         988,150     3,781,634            --           --
---------------------------------------------------------------------------------------
 274,522,476      701,711,084   2,793,824,502   664,193,242   404,291,597   18,798,057
---------------------------------------------------------------------------------------
          --               --              --            --             3         (288)
     441,321        3,722,605      17,772,521    10,114,559    28,396,431           --
     131,315          226,034       2,043,531       701,585         3,360      150,293
      84,009          187,871       1,264,986       166,428        56,553       (1,162)
       4,347          341,109          36,198         9,346         6,192          548
      17,776          182,843          41,970       378,258       193,240           --
---------------------------------------------------------------------------------------
     678,768        4,660,462      21,159,206    11,370,176    28,655,779      149,391
---------------------------------------------------------------------------------------
$273,843,708    $ 697,050,622  $2,772,665,296  $652,823,066  $375,635,818  $18,648,666
---------------------------------------------------------------------------------------
 282,123,961      770,005,471   3,100,224,627   686,846,495   387,272,052   18,667,674
     298,091          353,702       8,918,737     2,265,818       476,074           --
 (28,527,334)    (119,493,021)   (497,875,002)  (70,430,259)  (15,009,435)     (19,008)
  19,932,176       46,288,711     161,570,718    34,006,974     2,727,921           --
      16,814         (104,241)       (342,404)      123,999       169,306           --
          --               --         168,620        10,039          (100)          --
---------------------------------------------------------------------------------------
$273,843,708    $ 697,050,622  $2,772,665,296  $652,823,066  $375,635,818  $18,648,666
---------------------------------------------------------------------------------------
 270,471,098      697,023,161   2,185,195,149   652,785,890   375,396,793   18,637,333
  32,250,651       56,213,442     197,266,407    61,254,720    40,711,237   18,657,304
        8.39            12.40           11.08         10.66          9.22         1.00
   3,372,610           27,461     587,470,147        37,176       239,025       11,333
     405,757            2,198      53,430,948         3,525        25,390       11,341
        8.31            12.49           10.99         10.55          9.41         1.00

Statements of Operations                                          U.S.     S&P 500   CORE VALUE
FOR THE PERIOD ENDED MARCH 31, 2010 (UNAUDITED)                 EQUITY       INDEX       EQUITY
                                                                  FUND        FUND         FUND
-----------------------------------------------------------------------------------------------

INVESTMENT INCOME

  INCOME:
    Dividend from non-affiliated investments............. $ 3,316,087  $  395,019  $ 1,410,009
    Interest.............................................      32,799      16,963        4,966
    Interest from affiliated investments.................         506          41          113
    Less: Foreign taxes withheld.........................     (10,250)         --       (4,373)
-----------------------------------------------------------------------------------------------
  TOTAL INCOME...........................................   3,339,142     412,023    1,410,715
-----------------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administration fees.....................     813,666      30,370      271,147
    Distribution fees
      Service Class......................................       1,165       4,714        1,805
    Trustees fees........................................       7,146         568        1,947
    Other expenses.......................................          --          13            4
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........     821,977      35,665      274,903
  Less: Expenses waived or borne by the adviser*.........          --          --           --
  Less: Expenses reimbursed to the adviser**.............      (8,816)     (1,531)      (2,486)
  NET EXPENSES...........................................     813,161      34,134      272,417
-----------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME..................................   2,525,981     377,889    1,138,298
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    REALIZED GAIN (LOSS) ON:
      Investments........................................  (2,892,765)   (540,710)   3,088,586
      Futures............................................     270,970      96,126      (90,205)
      Written options....................................          --          --           --
      Foreign currency related transactions..............        (106)         --            3
    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments........................................  41,340,906   4,647,247    8,542,066
      Futures............................................     (17,253)      8,616      (15,751)
      Written options....................................          --          --           --
      Foreign currency related transactions..............         (54)         --           --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments.  38,701,698   4,211,279   11,524,699
-----------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS...................................... $41,227,679  $4,589,168  $12,662,997
-----------------------------------------------------------------------------------------------

* Waiver relates to GEAM's voluntary management fee waiver to maintain a minimum annualized yield of 0.00%.
**Waiver relates to GEAM's contractual management fee waiver with respect to investments in the GE Funds -- GE Money Market Fund.

See Notes to Financial Statements.

       PREMIER      SMALL-CAP INTERNATIONAL    STRATEGIC                 MONEY
        GROWTH         EQUITY        EQUITY   INVESTMENT       INCOME   MARKET
   EQUITY FUND           FUND          FUND         FUND         FUND     FUND
  ----------------------------------------------------------------------------


  $ 1,097,870    $ 3,878,598  $ 24,616,048  $ 2,797,996  $        --  $    --
       56,254        278,368        32,261    2,794,586    7,695,248   28,031
          318          3,002         2,652        5,507        4,376       --
           --         (2,475)   (2,055,697)    (126,335)          --       --
  ----------------------------------------------------------------------------
    1,154,442      4,157,493    22,595,264    5,471,754    7,699,624   28,031
  ----------------------------------------------------------------------------

      484,059      2,881,054     7,386,614    1,062,937      410,658   28,946
        3,948             32       688,024          673          307       11
        4,210          9,422        36,061        9,345        6,055      495
           25             --        70,105       10,151           11       --
  ----------------------------------------------------------------------------
      492,242      2,890,508     8,180,804    1,083,106      417,031   29,452
           --             --            --           --           --   (5,286)
       (8,059)       (63,087)      (91,899)    (128,729)     (84,598)      --
      484,183      2,827,421     8,088,905      954,377      332,433   24,166
  ----------------------------------------------------------------------------
      670,259      1,330,072    14,506,359    4,517,377    7,367,191    3,865
  ----------------------------------------------------------------------------

   (3,738,625)     7,062,641   (53,806,420)  (2,947,290)   5,561,930     (254)
        8,350      2,523,202       805,518    4,375,487      170,279       --
           --         33,516            --           --           --       --
           --             --    (1,078,452)    (191,564)         265       --

   30,316,186     63,513,177   131,826,900   31,218,185      134,573       --
       11,349       (115,311)     (379,012)     227,334      577,956       --
           --         33,034            --           --           --       --
           --             --        57,071        5,333          (90)      --
  ----------------------------------------------------------------------------
   26,597,260     73,050,259    77,425,605   32,687,485    6,444,913     (254)
  ----------------------------------------------------------------------------

  $27,267,519    $74,380,331  $ 91,931,964  $37,204,862  $13,812,104  $ 3,611
  ----------------------------------------------------------------------------

Statements of                                                  U.S.                     S&P 500
Changes in Net Assets                                        EQUITY                       INDEX
                                                               FUND                        FUND
---------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                 SIX MONTHS
                                                       ENDED         YEAR         ENDED         YEAR
                                                      3/31/10        ENDED       3/31/10        ENDED
                                                    (UNAUDITED)     9/30/09    (UNAUDITED)     9/30/09
---------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income........................ $  2,525,981  $  6,033,896  $   377,889  $  1,268,214
    Net realized gain (loss) on investments,
     futures, written options and foreign
     currency transactions........................   (2,621,901)  (80,521,809)    (444,584)  (20,972,392)
    Net increase (decrease) in unrealized
     appreciation/(depreciation) on
     investments, futures, written options and
     foreign currency transactions................   41,323,599    49,842,388    4,655,863      (963,507)
---------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.......   41,227,679   (24,645,525)   4,589,168   (20,667,685)
---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class...........................   (5,430,027)   (6,647,494)    (720,198)   (2,711,342)
       Service Class..............................           --      (230,360)     (16,458)      (21,495)
     Net realized gains
       Investment Class...........................           --            --           --            --
       Service Class..............................           --            --           --            --
---------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.............................   (5,430,027)   (6,877,854)    (736,656)   (2,732,837)
---------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from
     operations and distributions.................   35,797,652   (31,523,379)   3,852,512   (23,400,522)
---------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
     Investment Class.............................    6,942,170    25,998,134    1,261,043    15,103,880
     Service Class................................    2,445,789       387,922   30,805,962       212,483
    Value of distributions reinvested
     Investment Class.............................    5,070,386     6,200,321      656,025     2,711,307
     Service Class................................           --       230,363       16,446        21,495
    Cost of shares redeemed
     Investment Class.............................  (20,099,167)  (36,680,765)  (1,999,126)  (78,640,213)
     Service Class................................      (37,018)  (17,289,338)    (977,576)     (283,384)
---------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     shares transactions..........................   (5,677,840)  (21,153,363)  29,762,774   (60,874,432)
---------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.........   30,119,812   (52,676,742)  33,615,286   (84,274,954)

NET ASSETS
  Beginning of period.............................  432,219,916   484,896,658   36,271,326   120,546,280
---------------------------------------------------------------------------------------------------------
  End of period................................... $462,339,728  $432,219,916  $69,886,612  $ 36,271,326
---------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
 NET INVESTMENT INCOME, END OF PERIOD............. $  1,183,724  $  4,087,770  $   202,774  $    561,541
---------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
  INVESTMENT CLASS:
    Shares sold...................................      670,191     2,839,945      118,512     1,680,511
    Issued for distribution reinvested............      481,061       810,499       61,831       334,317
    Shares redeemed...............................   (1,905,731)   (4,305,132)    (187,410)   (9,180,215)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares............     (754,479)     (654,688)      (7,067)   (7,165,387)
---------------------------------------------------------------------------------------------------------
  SERVICE CLASS:
    Shares sold...................................      233,730        46,605    2,813,967        26,001
    Issued for distribution reinvested............           --        30,074        1,553         2,654
    Shares redeemed...............................       (3,364)   (2,138,297)     (89,025)      (33,188)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares............      230,366    (2,061,618)   2,726,495        (4,533)
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

        CORE VALUE                      PREMIER                   SMALL-CAP
            EQUITY                       GROWTH                       EQUITY
              FUND                   EQUITY FUND                       FUND
-------------------------------------------------------------------------------------
 SIX MONTHS                   SIX MONTHS                  SIX MONTHS
    ENDED          YEAR          ENDED         YEAR          ENDED         YEAR
   3/31/10         ENDED        3/31/10        ENDED        3/31/10        ENDED
 (UNAUDITED)      9/30/09     (UNAUDITED)     9/30/09     (UNAUDITED)     9/30/09
-------------------------------------------------------------------------------------

$  1,138,298   $  2,076,082  $    670,259  $  1,912,481  $  1,330,072  $   2,211,782
   2,998,384    (15,652,846)   (3,730,275)  (21,799,453)    9,619,359   (105,989,621)
   8,526,315     15,623,856    30,327,535     8,519,673    63,430,900     48,898,066
-------------------------------------------------------------------------------------
  12,662,997      2,047,092    27,267,519   (11,367,299)   74,380,331    (54,879,773)
-------------------------------------------------------------------------------------
  (2,104,836)    (1,667,906)   (1,758,660)   (2,411,367)   (2,326,416)    (4,498,032)
     (10,637)        (1,994)      (18,503)      (25,230)           --            (15)
          --     (1,630,145)           --   (30,302,368)           --             --
          --         (2,050)           --      (355,446)           --             --
-------------------------------------------------------------------------------------
 (2,115,473)     (3,302,095)   (1,777,163)  (33,094,411)   (2,326,416)    (4,498,047)
-------------------------------------------------------------------------------------

  10,547,524     (1,255,003)   25,490,356   (44,461,710)   72,053,915    (59,377,820)
-------------------------------------------------------------------------------------
  10,623,111     28,596,412    12,531,181    32,281,602    44,153,548    102,165,957
   1,996,525        613,169       205,358       551,533            --             --
   1,725,613      2,371,134     1,710,442    32,418,061     2,307,973      4,357,921
      10,637          4,044        18,505       380,675            --             15
 (11,569,487)    (2,849,441)  (18,515,676)  (39,161,070)  (31,324,756)   (73,181,826)
    (201,127)       (14,973)     (267,463)     (356,709)       (3,660)       (36,534)
-------------------------------------------------------------------------------------

   2,585,272     28,720,345    (4,317,653)   26,114,092    15,133,105     33,305,533
-------------------------------------------------------------------------------------
  13,132,796     27,465,342    21,172,703   (18,347,618)   87,187,020    (26,072,287)

 122,579,062     95,113,720   252,671,005   271,018,623   609,863,602    635,935,889
-------------------------------------------------------------------------------------
$135,711,858   $122,579,062  $273,843,708  $252,671,005  $697,050,622  $ 609,863,602
-------------------------------------------------------------------------------------
$    561,445   $  1,538,620  $    298,091  $  1,404,995  $    353,702  $   1,350,046
-------------------------------------------------------------------------------------
   1,207,849      4,158,907     1,568,579     5,079,868     3,877,994     11,239,513
     191,310        345,647       216,238     5,970,395       199,998        525,051
  (1,243,957)      (374,197)   (2,370,487)   (6,148,221)   (2,750,113)    (8,373,329)
-------------------------------------------------------------------------------------
     155,202      4,130,357      (585,670)    4,902,042     1,327,879      3,391,235
-------------------------------------------------------------------------------------
     220,193         80,242        26,176        86,057            --             --
       1,185            590         2,360        70,626            --              2
     (22,780)        (1,765)      (34,005)      (61,581)         (328)        (4,521)
-------------------------------------------------------------------------------------
     198,598         79,067        (5,469)       95,102          (328)        (4,519)
-------------------------------------------------------------------------------------

Statements of                                                                          INTERNATIONAL
Changes in Net Assets                                                                         EQUITY
                                                                                               FUND
-------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS
                                                                                   ENDED           YEAR
                                                                                  3/31/10          ENDED
                                                                                (UNAUDITED)       9/30/09
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................... $   14,506,359  $   42,580,847
    Net realized gain (loss) on investments, futures, written options and
     foreign currency transactions...........................................    (54,079,354)   (430,333,360)
    Net increase (decrease) in unrealized appreciation/(depreciation)
     on investments, futures, written options and foreign
     currency transactions...................................................    131,504,959     370,886,220
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations..................................     91,931,964     (16,866,293)
-------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class......................................................    (40,008,639)    (52,243,414)
       Service Class.........................................................    (10,143,710)     (6,954,843)
     Net realized gains
       Investment Class......................................................             --    (150,190,814)
       Service Class.........................................................             --     (20,724,850)
-------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS........................................................    (50,152,349)   (230,113,921)
-------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations and distributions......     41,779,615    (246,980,214)
-------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
     Investment Class........................................................    183,764,213     523,930,032
     Service Class...........................................................    135,358,269     548,915,634
    Value of distributions reinvested
     Investment Class........................................................     38,974,541     198,181,078
     Service Class...........................................................     10,142,066      27,679,461
    Cost of shares redeemed
     Investment Class........................................................   (109,040,906)   (292,343,841)
     Service Class...........................................................   (112,952,221)   (120,982,329)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from shares transactions.........................    146,245,962     885,380,035
-------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS....................................    188,025,577     638,399,821

NET ASSETS
  Beginning of period........................................................  2,584,639,719   1,946,239,898
-------------------------------------------------------------------------------------------------------------
  End of period.............................................................. $2,772,665,296  $2,584,639,719
-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
 INCOME, END OF PERIOD....................................................... $    8,918,737  $   44,564,727
-------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
  INVESTMENT CLASS:
    Shares sold..............................................................     16,760,108      55,655,447
    Issued for distribution reinvested.......................................      3,572,369      23,044,311
    Shares redeemed..........................................................     (9,995,460)    (31,889,509)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.......................................     10,337,017      46,810,249
-------------------------------------------------------------------------------------------------------------
  SERVICE CLASS:
    Shares sold..............................................................     12,427,153      56,730,302
    Issued for distribution reinvested.......................................        935,615       3,233,582
    Shares redeemed..........................................................    (10,416,732)    (13,473,774)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.......................................      2,946,036      46,490,110
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

          STRATEGIC                                                 MONEY
        INVESTMENT                     INCOME                      MARKET
              FUND                       FUND                        FUND
------------------------------------------------------------------------------------
 SIX MONTHS                   SIX MONTHS                  SIX MONTHS
    ENDED          YEAR          ENDED         YEAR          ENDED         YEAR
   3/31/10         ENDED        3/31/10        ENDED        3/31/10        ENDED
 (UNAUDITED)      9/30/09     (UNAUDITED)     9/30/09     (UNAUDITED)     9/30/09
------------------------------------------------------------------------------------

$  4,517,377   $  9,624,268  $  7,367,191  $ 13,871,882  $      3,865  $    250,965

   1,236,633    (70,127,464)    5,732,474   (19,411,344)         (254)        2,630


  31,450,852     58,132,413       712,439    24,743,436            --            --
------------------------------------------------------------------------------------
  37,204,862     (2,370,783)   13,812,104    19,203,974         3,611       253,595
------------------------------------------------------------------------------------
  (9,489,301)   (12,517,264)   (7,362,570)  (13,905,777)       (3,865)     (251,930)
      (9,308)       (16,006)       (4,621)      (15,848)           --           (63)
          --     (2,233,298)           --      (511,140)           --            --
          --         (3,003)           --          (720)           --            --
------------------------------------------------------------------------------------
  (9,498,609)   (14,769,571)   (7,367,191)  (14,433,485)       (3,865)     (251,993)
------------------------------------------------------------------------------------
  27,706,253    (17,140,354)    6,444,913     4,770,489          (254)        1,602
------------------------------------------------------------------------------------
  69,504,177    120,062,550    24,297,712    63,969,386     1,973,357    46,224,352
       2,000         15,450        12,319        53,501            --            --
   9,487,835     14,750,562     7,301,011    14,231,267         3,817       252,218
       9,308         19,009         4,621        16,298            --            63
 (23,978,364)   (70,012,818)  (23,536,516)  (46,461,274)  (14,379,555)  (44,508,953)
    (615,714)       (84,621)      (58,135)     (246,748)           --            --
------------------------------------------------------------------------------------
  54,409,242     64,750,132     8,021,012    31,562,430   (12,402,381)    1,967,680
------------------------------------------------------------------------------------
  82,115,495     47,609,778    14,465,925    36,332,919   (12,402,635)    1,969,282

 570,707,571    523,097,793   361,169,893   324,836,974    31,051,301    29,082,019
------------------------------------------------------------------------------------
$652,823,066   $570,707,571  $375,635,818  $361,169,893  $ 18,648,666  $ 31,051,301
------------------------------------------------------------------------------------

$  2,265,818   $  7,247,050  $    476,074  $    476,074  $         --  $         --
------------------------------------------------------------------------------------
   6,663,624     13,049,918     2,659,972     7,265,119     1,973,357    46,224,352
     919,364      1,743,565       797,718     1,626,988         3,817       252,217
  (2,315,468)    (7,998,513)   (2,585,281)   (5,354,437)  (14,379,555)  (44,508,953)
------------------------------------------------------------------------------------
   5,267,520      6,794,970       872,409     3,537,670   (12,402,381)    1,967,616
------------------------------------------------------------------------------------
         192          1,678         1,316         6,019            --            --
         906          2,255           495         1,830            --            62
     (60,464)        (8,670)       (6,244)      (27,622)           --            --
------------------------------------------------------------------------------------
     (59,366)        (4,737)       (4,433)      (19,773)           --            62
------------------------------------------------------------------------------------

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures,

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

FAIR VALUE MEASUREMENTS
The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

When available, the Funds use quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds' financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended March 31, 2010, the Income Fund did not participate in the securities lending program and no fees were paid to GEAM during the period.

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or

Notes to Financial Statements                      March 31, 2010
------------------------------------------------------------------

securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At March 31, 2010, information on the tax cost of investments and distributable earnings on a tax basis is as follows:

                                                                         NET TAX UNREALIZED
                                COST OF       GROSS TAX     GROSS TAX      APPRECIATION/
                              INVESTMENTS     UNREALIZED    UNREALIZED   (DEPRECIATION) ON
FUND                        FOR TAX PURPOSES APPRECIATION  DEPRECIATION     INVESTMENTS
-------------------------------------------------------------------------------------------
U.S. Equity Fund             $  477,328,567  $ 61,640,919 $ (25,386,086)    $36,254,833
S&P 500 Index Fund               72,098,509     2,243,291    (8,137,981)     (5,894,690)
Core Value Equity Fund          137,903,543    21,759,591    (3,094,960)     18,664,631
Premier Growth Equity Fund      280,658,293    28,291,026   (15,033,691)     13,257,335
Small-Cap Equity Fund           697,437,441    87,090,209   (43,341,468)     43,748,742
International Equity Fund     2,835,973,105   264,285,655  (189,304,877)     74,980,778
Strategic Investment Fund       664,590,747    50,131,174   (29,138,668)     20,992,506
Income Fund                     396,001,011     9,563,940    (7,119,826)      2,444,114
Money Market Fund                18,787,288            --            --              --

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


As of September 30, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:

                FUND                          AMOUNT    EXPIRES
                ------------------------------------------------
                U.S. Equity Fund            $11,263,750 09/30/17

                S&P 500 Index Fund            2,892,926 09/30/11
                                              4,879,386 09/30/12
                                                 71,496 09/30/17

                Core Value Equity Fund        1,912,696 09/30/17

                Premier Growth Equity Fund    4,283,713 09/30/17

                Small-Cap Equity Fund         4,015,000 09/30/16
                                             45,208,141 09/30/17

                International Equity Fund    53,570,899 09/30/17

                Strategic Investment Fund     9,578,058 09/30/17

                Income Fund                   2,459,545 09/30/17

                Money Market Fund                    90 09/30/11
                                                 18,664 09/30/17

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2008 as follows:

               FUND                          CAPITAL    CURRENCY
               -------------------------------------------------
               U.S. Equity Fund            $ 63,478,282   $243
               S&P 500 Index Fund            21,954,376     --
               Core Value Equity Fund        11,357,915     --
               Premier Growth Equity Fund    14,223,474     --
               Small-Cap Equity Fund         77,604,085     --
               International Equity Fund    291,068,297     --
               Strategic Investment Fund     50,266,531     --
               Income Fund                   18,306,545    738
               Money Market Fund                     --     --

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

                            YEAR ENDED SEPTEMBER 30, 2009 YEAR ENDED SEPTEMBER 30, 2008
                            ----------------------------- -----------------------------
                             ORDINARY       LONG-TERM      ORDINARY       LONG-TERM
FUND                          INCOME      CAPITAL GAINS     INCOME      CAPITAL GAINS
---------------------------------------------------------------------------------------
U.S. Equity Fund            $ 6,877,854   $         --    $14,862,092   $ 53,624,948
S&P 500 Index Fund            2,732,837             --      2,706,151             --
Core Value Equity Fund        1,669,948      1,632,147      2,106,587      7,670,267
Premier Growth Equity Fund    3,477,135     29,617,276      5,321,693     45,406,260
Small-Cap Equity Fund         4,498,047             --     28,867,432     44,986,402
International Equity Fund    59,198,231    170,915,690     39,394,511    153,160,247
Strategic Investment Fund    12,531,119      2,238,452     13,802,269     19,466,994
Income Fund                  14,433,485             --     16,361,203             --
Money Market Fund               251,993             --        812,215             --

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

NEW ACCOUNTING PRONOUNCEMENTS. The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates (ASU).

The Funds adopted ASC 855, Subsequent Events effective October 2009. ASC 855 establishes principles and

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

requirements for subsequent events, in particular (a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present each Fund's investments measured at fair value on a recurring basis at March 31, 2010:

GE INSTITUTIONAL U.S. EQUITY FUND
                                                       LEVEL 1   LEVEL 2 LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $451,029,420  $     --    $ -- $451,029,420
   Exchange Traded Funds                             8,739,663        --      --    8,739,663
   Other Investments                                        --    79,524      --       79,524
   Short-Term Investments                            2,152,347        --      --    2,152,347
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $461,921,430  $ 79,524    $ -- $462,000,954
----------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Depreciation   $    (12,852) $     --    $ -- $    (12,852)

GE INSTITUTIONAL S&P 500 INDEX FUND
                                                       LEVEL 1   LEVEL 2 LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $ 68,865,540  $     --    $ -- $ 68,865,540
   Other Investments                                        --    29,738      --       29,738
   Short-Term Investments                            1,163,455   109,968      --    1,273,423
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $ 70,028,995  $139,706    $ -- $ 70,168,701
----------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation   $     20,354  $     --    $ -- $     20,354

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


GE INSTITUTIONAL CORE VALUE EQUITY FUND
                                                         LEVEL 1   LEVEL 2 LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $  132,499,496  $     --    $ -- $  132,499,496
   Exchange Traded Funds                               2,529,535        --      --      2,529,535
   Other Investments                                          --    21,352      --         21,352
   Short-Term Investments                                577,644        --      --        577,644
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $  135,606,675  $ 21,352    $ -- $  135,628,027
--------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation   $          224  $     --    $ -- $          224

GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND
                                                         LEVEL 1   LEVEL 2 LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $  263,721,493  $     --    $ -- $  263,721,493
   Other Investments                                          --   153,136      --        153,136
   Short-Term Investments                             10,108,822        --      --     10,108,822
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $  273,830,315  $153,136    $ -- $  273,983,451
--------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation   $       16,814  $     --    $ -- $       16,814

GE INSTITUTIONAL SMALL-CAP EQUITY FUND
                                                         LEVEL 1   LEVEL 2 LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $  631,249,250  $     --    $ -- $  631,249,250
   Other Investments                                          --    79,812      --         79,812
   Short-Term Investments                             63,903,138        --      --     63,903,138
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $  695,152,388  $ 79,812    $ -- $  695,232,200
--------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Depreciation   $     (104,241) $     --    $ -- $     (104,241)

GE INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                                         LEVEL 1   LEVEL 2 LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Common Stock                                   $2,722,427,403  $     --    $ -- $2,722,427,403
   Preferred Stock                                    21,716,860        --      --     21,716,860
   Rights                                                 54,421        --      --         54,421
   Other Investments                                          --   223,202      --        223,202
   Short-Term Investments                              3,656,217        --      --      3,656,217
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                   $2,747,854,901  $223,202    $ -- $2,748,078,103
--------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation   $        6,346  $     --    $ -- $        6,346
   Futures Contracts -- Unrealized Depreciation         (348,750)       --      --       (348,750)
--------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                 $     (342,404) $     --    $ -- $     (342,404)
--------------------------------------------------------------------------------------------------

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

GE INSTITUTIONAL STRATEGIC INVESTMENT FUND
                                                            LEVEL 1       LEVEL 2    LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Domestic Equity                                     $213,892,803  $         -- $       -- $213,892,803
   Foreign Equity                                       197,090,428            --         --  197,090,428
   Bonds and Notes -- U.S. Treasuries                            --    25,469,582         --   25,469,582
   Bonds and Notes -- Agency Mortgage Backed                     --    26,700,540  1,558,869   28,259,409
   Bonds and Notes -- Agency Collateralized Mortgage
     Obligations                                                 --     1,158,129    589,052    1,747,181
   Bonds and Notes -- Asset Backed                               --     3,210,945         --    3,210,945
   Bonds and Notes -- Corporate Notes                            --    50,331,053    403,163   50,734,216
   Bonds and Notes -- Non-Agency Collateralized
     Mortgage Obligations                                        --    12,661,112     46,296   12,707,408
   Bonds and Notes -- Sovereign Bonds                                   4,904,784               4,904,784
   Bonds and Notes -- Municipal Notes and Bonds                           773,367                 773,367
   Exchange Traded Funds                                  3,317,267            --         --    3,317,267
   Other Investments                                             --       939,854         --      939,854
   Short-Term Investments                               108,528,492            --         --  108,528,492
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                        $522,828,990  $126,149,366 $2,597,380 $651,575,736
----------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation        $    202,170  $         -- $       -- $    202,170
   Futures Contracts -- Unrealized Depreciation             (78,171)           --         --      (78,171)
----------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                      $    123,999  $         -- $       -- $    123,999
----------------------------------------------------------------------------------------------------------

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2010:

                                                         BONDS AND NOTES --            BONDS AND NOTES --
                                      BONDS AND NOTES --       AGENCY       BONDS AND      NON-AGENCY
                                            AGENCY         COLLATERALIZED   NOTES --     COLLATERALIZED
                                           MORTGAGE           MORTGAGE      CORPORATE       MORTGAGE
                                            BACKED          OBLIGATIONS       NOTES       OBLIGATIONS           TOTAL
---------------------------------------------------------------------------------------------------------------------
Balance at 9/30/2009                      $       --            28,489        637,002         12,640      $  678,131
   Accrued discounts/premiums                     --           (44,617)        (1,219)            --         (45,836)
   Realized gain (loss)                       (6,021)           (3,668)       (25,894)       (53,167)        (88,750)
   Change in unrealized gain (loss)            3,689            99,989         72,046         51,865         227,589
   Net purchases (sales)                   1,561,201           106,101        (74,651)        (2,924)      1,589,727
   Net transfers in and out of
     Level 3                                      --           402,758       (204,121)        37,882         236,519
---------------------------------------------------------------------------------------------------------------------
Balance at 3/31/2010                      $1,558,869          $589,052      $ 403,163       $ 46,296      $2,597,380
Change in unrealized gain (loss)
  relating to securities still held
  at 3/31/10                              $    3,689          $ 85,157      $  25,812       $ 19,050      $  133,708

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

GE INSTITUTIONAL INCOME FUND
                                                           LEVEL 1       LEVEL 2    LEVEL 3        TOTAL
---------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
   Bonds and Notes -- U.S. Treasuries                  $        --  $ 62,952,734 $       -- $ 62,952,734
   Bonds and Notes -- Agency Mortgage Backed                    --    72,564,414  1,068,939   73,633,353
   Bonds and Notes -- Agency Collateralized Mortgage
     Obligations                                                --     3,590,202  1,745,187    5,335,389
   Bonds and Notes -- Asset Backed                              --     7,369,473    160,654    7,530,127
   Bonds and Notes -- Corporate Notes                           --   131,233,299  1,186,780  132,420,079
   Bonds and Notes -- Non-Agency Collateralized
     Mortgage Obligations                                       --    34,099,065    261,159   34,360,224
   Bonds and Notes -- Sovereign Bonds                           --    14,660,818         --   14,660,818
   Bonds and Notes -- Municipal Notes and Bonds                 --     2,145,915         --    2,145,915
   Preferred Stock                                         659,077            --         --      659,077
   Other Investments                                            --     1,080,381         --    1,080,381
   Short-Term Investments                               60,939,106            --         --   60,939,106
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                        $61,598,183  $329,696,301 $4,422,719 $395,717,203
---------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation        $   184,464  $         -- $       -- $    184,464
   Futures Contracts -- Unrealized Depreciation            (15,158)           --         --      (15,158)
---------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                      $   169,306  $         -- $       -- $    169,306
---------------------------------------------------------------------------------------------------------

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2010:

                                              BONDS AND NOTES --                          BONDS AND NOTES --
                           BONDS AND NOTES --       AGENCY                     BONDS AND      NON-AGENCY
                                 AGENCY         COLLATERALIZED    BONDS AND    NOTES --     COLLATERALIZED
                                MORTGAGE           MORTGAGE        NOTES --    CORPORATE       MORTGAGE
                                 BACKED          OBLIGATIONS     ASSET BACKED    NOTES       OBLIGATIONS           TOTAL
------------------------------------------------------------------------------------------------------------------------
Balance at 9/30/2009           $       --         $  590,295       $176,238   $1,368,697      $ 218,949      $2,354,179
   Accrued discounts/
     premiums                          --            (31,042)            --       (3,671)            --         (34,713)
   Realized gain (loss)            (4,129)          (239,940)            --     (102,342)      (477,798)       (824,209)
   Change in
     unrealized gain
     (loss)                         2,530            329,726         55,894      257,871        589,605       1,235,626
   Net purchases
     (sales)                    1,070,538             35,309        (71,478)     (27,593)      (161,594)        845,182
   Net transfers in and
     out of Level 3                    --          1,060,839             --     (306,182)        91,997         846,654
------------------------------------------------------------------------------------------------------------------------
Balance at 3/31/2010           $1,068,939         $1,745,187       $160,654   $1,186,780      $ 261,159      $4,422,719
Change in unrealized
  gain (loss) relating to
  securities still held
  at 3/31/10                   $    2,530         $  305,727         55,894   $   95,372      $  41,060      $  500,583

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


     GE INSTITUTIONAL MONEY MARKET FUND
                                   LEVEL 1     LEVEL 2 LEVEL 3       TOTAL
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS
        Agency                        $ -- $ 2,701,661    $ -- $ 2,701,661
        Commercial Paper                --   5,498,270      --   5,498,270
        Repurchase Agreements           --   2,420,000      --   2,420,000
        Corporate Notes                 --   2,911,794      --   2,911,794
        Time Deposit                    --     755,562      --     755,562
        Certificates of Deposit         --   4,500,001      --   4,500,001
     ---------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS     $ -- $18,787,288    $ -- $18,787,288
     ---------------------------------------------------------------------

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure.

                         ASSET DERIVATIVES MARCH 31, 2010                     LIABILITY DERIVATIVES MARCH 31, 2010
                     ------------------------------------------ -----------------------------------------------------------
DERIVATIVES NOT        LOCATION IN         NOTIONAL                     LOCATION IN                NOTIONAL
ACCOUNTED FOR AS      THE STATEMENTS     VALUE/NO. OF                  THE STATEMENTS            VALUE/NO. OF
HEDGING INSTRUMENTS     OF ASSETS         CONTRACTS     FAIR             OF ASSETS              CONTRACTS LONG/     FAIR
UNDER ASC 815         AND LIABILITIES    LONG/(SHORT)   VALUE         AND LIABILITIES               (SHORT)         VALUE
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL U.S. EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           --                      --      --  Liabilities, Net Assets -        (2,155,620)/(37)  (12,852)*
                                                                Net unrealized appreciation/
                                                                (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL S&P 500 INDEX FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net   $ 1,281,720/22 20,354*               --                                --        --
                     Assets - Net
                     unrealized
                     appreciation/
                     (depreciation) on
                     Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL CORE VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net   $(174,780)/(3)    224*               --                                --        --
                     Assets - Net
                     unrealized
                     appreciation/
                     (depreciation) on
                     Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net   $ 4,385,580/83 16,814*               --                                --        --
                     Assets - Net
                     unrealized
                     appreciation/
                     (depreciation) on
                     Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL SMALL-CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           --                      --      --  Liabilities, Net Assets -     $    23,833,920/352 (104,241)*
                                                                Net unrealized appreciation/
                                                                (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net   $ (6,723,351)/  6,346*  Liabilities, Net Assets -     $(18,765,214)/(394) (348,750)*
                     Assets - Net                 (79)          Net unrealized appreciation/
                     unrealized                                 (depreciation) on Futures
                     appreciation/
                     (depreciation) on
                     Futures
----------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                            ASSET DERIVATIVES MARCH 31, 2010                       LIABILITY DERIVATIVES MARCH 31, 2010
                     ------------------------------------------------ ---------------------------------------------------------
DERIVATIVES NOT        LOCATION IN           NOTIONAL                         LOCATION IN               NOTIONAL
ACCOUNTED FOR AS      THE STATEMENTS       VALUE/NO. OF                      THE STATEMENTS           VALUE/NO. OF
HEDGING INSTRUMENTS     OF ASSETS         CONTRACTS LONG/     FAIR             OF ASSETS             CONTRACTS LONG/     FAIR
UNDER ASC 815         AND LIABILITIES         (SHORT)        VALUE          AND LIABILITIES              (SHORT)         VALUE
--------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------------------------------------------------------
 Interest Rate       Receivables, Net   $(25,213,624)/(217)  66,511*  Liabilities, Net Assets -     $ (4,426,793)/(24)  (5,836)*
 Contracts           Assets - Net                                     Net unrealized appreciation/
                     unrealized                                       (depreciation) on Futures
                     appreciation/
                     (depreciation) on
                     Futures
--------------------------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net   $    35,480,340/609 136,075*  Liabilities, Net Assets -     $   11,716,959/231 (72,751)*
                     Assets - Net                                     Net unrealized appreciation/
                     unrealized                                       (depreciation) on Futures
                     appreciation/
                     (depreciation) on
                     Futures
--------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
 Interest Rate       Receivables, Net   $(65,953,244)/(567) 184,611*  Liabilities, Net Assets -     $(10,488,768)/(58) (15,305)*
 Contracts           Assets - Net                                     Net unrealized appreciation/
                     unrealized                                       (depreciation) on Futures
                     appreciation/
                     (depreciation)
                     on Futures
--------------------------------------------------------------------------------------------------------------------------------

*Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                            TOTAL NO. OF                            CHANGE IN UNREALIZED
DERIVATIVES NOT ACCOUNTED         LOCATION IN THE         FUTURES/OPTIONS    REALIZED GAIN OR    APPRECIATION/(DEPRECIATION)
FOR AS HEDGING INSTRUMENTS         STATEMENTS OF             CONTRACTS     (LOSS) ON DERIVATIVES       ON DERIVATIVES
UNDER ASC 815                        OPERATIONS           PURCHASED/(SOLD) RECOGNIZED IN INCOME     RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL U.S. EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Realized gain/(loss) on          174/(254)            270,970                 (17,253)
                            Futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL S&P 500 INDEX FUND
----------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Realized gain/(loss) on            46/(39)             96,126                    8,616
                            Futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL CORE VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Realized gain/(loss) on          119/(167)           (90,205)                 (15,751)
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

                                                            TOTAL NO. OF                            CHANGE IN UNREALIZED
DERIVATIVES NOT ACCOUNTED         LOCATION IN THE         FUTURES/OPTIONS    REALIZED GAIN OR    APPRECIATION/(DEPRECIATION)
FOR AS HEDGING INSTRUMENTS         STATEMENTS OF             CONTRACTS     (LOSS) ON DERIVATIVES       ON DERIVATIVES
UNDER ASC 815                        OPERATIONS           PURCHASED/(SOLD) RECOGNIZED IN INCOME     RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on            465/(425)             8,350                   11,349
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL SMALL-CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on        1,334/(1,036)         2,523,202                (115,311)
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL SMALL-CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on                    *            33,516                   33,034
                            written options, Increase/
                            (decrease) in unrealized
                            appreciation/ (depreciation)
                            on Written Options
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on        3,815/(3,707)           805,518                (379,012)
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL STRATEGIC INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on        2,144/(1,844)         4,380,229                 (54,935)
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on        1,069/(1,211)           (4,742)                  282,269
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on        2,346/(2,773)           170,279                  577,956
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------------------------------------------

5. LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The current revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the "unitary fee" paid by the Funds. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

* Please see Note 8 on Page 122.
Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2010.

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


6. FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                    AVERAGE DAILY        ADVISORY AND
      FUND                        NET ASSETS OF FUND  ADMINISTRATION FEES
      -------------------------------------------------------------------
      U.S. Equity Fund             First $25 million         0.55%
      Core Value Equity Fund        Next $25 million         0.45%
      Premier Growth Equity Fund    Over $50 million         0.35%
      -------------------------------------------------------------------
      S&P 500 Index Fund                  All Assets         0.15%
      -------------------------------------------------------------------
      Small-Cap Equity Fund       First $250 million         0.95%
                                   Next $250 million         0.90%
                                   Over $500 million         0.85%
      -------------------------------------------------------------------
      International Equity Fund    First $25 million         0.75%
                                    Next $50 million         0.65%
                                    Over $75 million         0.55%
      -------------------------------------------------------------------
      Strategic Investment Fund    First $25 million         0.45%
                                    Next $25 million         0.40%
                                    Over $50 million         0.35%
      -------------------------------------------------------------------
      Income Fund                  First $25 million         0.35%
                                    Next $25 million         0.30%
                                    Next $50 million         0.25%
                                   Over $100 million         0.20%
      -------------------------------------------------------------------
      Money Market Fund            First $25 million         0.25%
                                    Next $25 million         0.20%
                                    Next $50 million         0.15%
                                   Over $100 million         0.10%
      -------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information).

7. SUB-ADVISORY FEES

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund's assets, GEAM pays each sub-adviser an investment sub-advisory

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------

fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund's assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. ("SSgA FM"), sub-adviser to the S&P 500 Index Fund.

8. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2010, were as follows:

                            U.S. GOVERNMENT SECURITIES       OTHER SECURITIES
                            -------------------------    -------------------------
FUND                         PURCHASES       SALES        PURCHASES      SALES
----------------------------------------------------------------------------------
U.S. Equity Fund            $         --  $         --   $ 72,824,157 $ 75,017,294
S&P 500 Index Fund                    --            --     32,329,751    3,062,526
Core Value Equity Fund                --            --     38,541,060   34,635,077
Premier Growth Equity Fund            --            --     23,365,549   31,212,338
Small-Cap Equity Fund                 --            --    124,050,912  129,115,801
International Equity Fund             --            --    687,020,458  589,011,888
Strategic Investment Fund    155,134,117   170,878,212    213,309,868  156,598,189
Income Fund                  330,846,184   361,921,545    225,655,589  168,013,426

OPTIONS During the period ended March 31, 2010, the following option contracts were written:

                                              GE INSTITUTIONAL SMALL-CAP EQUITY FUND
            --------------------------------------------------------------------------
                                              NUMBER OF
                                              CONTRACTS            PREMIUM
            --------------------------------------------------------------------------
            Balance as of September 30, 2009     121              $ 33,516
            Written                               --                    --
            Closed and expired                  (121)              (33,516)
            --------------------------------------------------------------------------
            Balance as of March 31, 2010          --              $     --
            --------------------------------------------------------------------------

No options are open as of March 31, 2010.

Notes to Financial Statements                      March 31, 2010 (unaudited)
------------------------------------------------------------------------------


9. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans or benefits ("GE Affiliates") at March 31, 2010 were:

                            5% OR GREATER SHAREHOLDERS
                            -------------------------
FUND                        NUMBER    % OF FUND HELD   % OF FUND HELD BY GE AFFILIATES*
---------------------------------------------------------------------------------------
U.S. Equity Fund              5             72%                       42%
S&P 500 Index Fund            3             71%                        0%
Core Value Equity Fund        5             84%                       11%
Premier Growth Equity Fund    5             67%                       22%
Small-Cap Equity Fund         1             92%                       92%
International Equity Fund     2             64%                       43%
Strategic Investment Fund     2             78%                       78%
Income Fund                   3             63%                       55%
Money Market Fund             4             89%                       27%

Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.
10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of financial statements. There were no items to report.

Advisory Agreement Approval                        (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Institutional Funds (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of each of the Funds' Investment Advisory and Administration Agreements with GE Asset Management Incorporated ("GEAM"); with respect to the Small-Cap Equity Fund, the Investment Sub-Advisory Agreements with each of the Fund's sub-advisers, Palisade Capital Management, L.L.C. ("Palisade"), Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Partners, LP ("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun"); and, with respect to the S&P 500 Index Fund, the Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. ("SSgA"), at meetings held on December 4 and December 11, 2009.

In considering all of these approvals, the Board members considered and discussed a substantial amount of information and analyses provided, at the Board's request, by GEAM and each of the sub-advisers. The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's advisory and sub-advisory agreements, as applicable, the Board members reviewed the information provided with management of GEAM and independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM, at the Board's request, which included substantial exhibits and other materials related to each sub-adviser's business and the services it provides to the Small-Cap Equity Fund or the S&P 500 Index Fund, as applicable. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). With respect to the S&P 500 Index Fund, the Board members also had an opportunity to hear presentations by representatives of SSgA during the meeting. With respect to the Small-Cap Equity Fund, the Board members had the opportunity to hear presentations by representatives of each of the sub-advisers during the past year (GlobeFlex and SouthernSun at the September 9, 2009 Board meeting, Champlain at the March 11, 2009 Board meeting and Palisade at the June 10, 2009 Board meeting). The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Funds' investment advisory and sub-advisory agreements, as applicable, the Board, including the independent Board members, considered all factors that it deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member

Advisory Agreement Approval                        (unaudited)
---------------------------------------------------------------

may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided

The Board members reviewed the services provided by GEAM and the sub-advisers, in particular taking into account their extensive past experiences with GEAM, Palisade and SSgA. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; with respect to the sub-advised funds, effective processes used for overseeing sub-advisers; and with respect to the Small-Cap Equity Fund, effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and satisfactory histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance of the Funds and Sub-Advisers

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, in connection with the Small-Cap Equity Fund and the S&P 500 Index Fund, representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board also considered the Small-Cap Equity Fund's multi-manager structure and how each sub-adviser's approach to small cap investing fits within the Fund's overall strategy. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that each Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds

The Board members considered the fees paid to GEAM by the Funds, as well as the fees paid to each of the sub-advisers by GEAM, and the cost of the services provided to the Funds by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

Advisory Agreement Approval                        (unaudited)
---------------------------------------------------------------


The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. GEAM reviewed with the Board the Funds' unitary fee structure where GEAM (and not the Funds) bears most of the Funds' operating expenses, therefore affecting GEAM's profitability. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by each of the sub-advisers in preparing their respective profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. In connection with the Small-Cap Equity Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund's multi-manager structure. In connection with both the Small- Cap Equity Fund and the S&P 500 Index Fund, the Board noted that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past fiscal year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Funds was not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

Although the Board noted that most of the Funds did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM reviewed with the Board members that it generally charged comparatively lower fees to the Funds since inception, that all Funds (other than the S&P 500 Index
Fund) are subject to breakpoints in their management fee and that GEAM (and not the Funds) bears most of the Funds' operating expenses. Therefore, GEAM is already sharing the low-fee benefits of larger asset sizes. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and payment of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment.

Comparison of Services to be Rendered and Fees to be Paid

The Board members discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Board members reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds' figures were generally below the applicable peer group averages or medians and, therefore, the Funds are generally charged a competitive rate in comparison to their peers. The Board also considered GEAM's comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that GEAM has generally foregone a higher rate of fee for most of the Funds since the inception of its relationship with the Funds.

Advisory Agreement Approval                        (unaudited)
---------------------------------------------------------------


In connection with each of the sub-advised Funds, the Board members reviewed the services provided to the Fund by each of the sub-advisers and the fees charged to GEAM for those services. They reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers.

The Board, including the independent Board members, concluded that, based on this information, the advisory fees and, with respect to the sub-advised Funds, the sub-advisory fees paid to each of the sub-advisers, were reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of each Fund's advisory agreement and, to the extent applicable, each subadvisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee, GE Volunteers since 1993; Director - GE Asset Management (Ireland) Limited, since February 1999. Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LA PORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified; Vice President - 5 years; Secretary - 3years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Senior Vice President and Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002 - 2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager - Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997.

--------------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team                                    (unaudited)
---------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

ADAM W. ACKERMANN is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer - U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

PAUL M. COLONNA is the President and Chief Investment Officer - Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Mr. Colonna became President - Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and for the CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the CORE VALUE EQUITY FUND in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of structured products in 2007.

Investment Team                                    (unaudited)
---------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES (continued)


RALPH R. LAYMAN is the President and Chief Investment Officer - Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became an Executive Vice President in 1992 and President - International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is the Chief Investment Officer -International Equities at GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the STRATEGIC INVESTMENT FUND since July 2004, and the SMALL-CAP EQUITY FUND since October 2009. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - U.S. Equities in 1991, Senior Vice President - International Equities in 1995, President - Investment Strategies in July 2006 and President
- U.S. Equities in June 2007.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from

Investment Team                                    (unaudited)
---------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES (continued)

May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES ( SUB-ADVISERS)

KARL SCHNEIDER is a portfolio manager for the S&P 500 INDEX FUND. Mr. Schneider is a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm's Global Structured Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN F. TUCKER, CFA, is a portfolio manager for the S&P 500 INDEX FUND.
Mr. Tucker is a Principal of SSgA FM. John joined the firm in 1988 and is the Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND.
Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financials. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

SCOTT T. BRAYMAN, CFA, is a portfolio manager of SMALL- CAP EQUITY FUND.
Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC ("Champlain") and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager of SMALL-CAP EQUITY FUND.
Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex Capital, LP ("GlobeFlex") and has more than 29 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for

Investment Team                                    (unaudited)
---------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES (concluded)

international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND.
Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, Inc. ("SouthernSun") and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Investment Team                                    (unaudited)
---------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Scott R. Fuchs

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC



CUSTODIAN

State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, President and Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President and Chief Investment Officer -Fixed Income

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds and Intermediary Business

Robert Herlihy, Senior Vice President and Chief Compliance Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equities

Maureen B. Mitchell, President - Institutional Sales and Marketing

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, Chief Market Strategist

Donald W. Torey, President - Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President - Investment Strategies

At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

                                                                   (unaudited)


                                    [GRAPHIC]



        M O R N I N G S T A R R A T I N G S /TM /Through March 31, 2010

--------------------------------------------------------------------------------

FUND (CATEGORY)                                                                  NUMBER OF FUNDS IN CATEGORY STAR RATING
------------------------------------------------------------------------------------------------------------------------
GE Institutional U.S. Equity Fund, Investment Class (Large Growth)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                              1547             ****
    3-year                                                                                  1536             ***
    5-year                                                                                  1265             ****
------------------------------------------------------------------------------------------------------------------------
GE Institutional U.S. Equity Fund, Service Class (Large Growth)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                              1547             ****
    3-year                                                                                  1536             ****
    5-year                                                                                  1265             ****
------------------------------------------------------------------------------------------------------------------------
GE Institutional Core Value Equity Fund, Investment Class (Large Blend)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                              1785             *****
    3-year                                                                                  1764             *****
    5-year                                                                                  1387             *****
------------------------------------------------------------------------------------------------------------------------
GE Institutional Core Value Equity Fund, Service Class (Large Blend)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                              1785             ****
    3-year                                                                                  1764             ****
    5-year                                                                                  1387             *****
------------------------------------------------------------------------------------------------------------------------
GE Institutional Premier Growth Equity Fund, Investment Class (Large Growth)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                              1547             ****
    3-year                                                                                  1536             ****
    5-year                                                                                  1265             ***
------------------------------------------------------------------------------------------------------------------------
GE Institutional International Equity Fund, Service Class (Foreign Large Blend)
------------------------------------------------------------------------------------------------------------------------
Overall Rating                                                                               638             ****
    3-year                                                                                   634             ***
    5-year                                                                                   465             ****

Past performance is no guarantee of future results. (C)2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. The Funds listed above do not currently have a ten-year rating. RATINGS FOR OTHER GE INSTITUTIONAL FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund's prospectus, which contains this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.geam.com


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


         [LOGO]    THIS DOES NOT CONSTITUTE A PART OF    GEIN-2 (3/10)
                      THE FUNDS' SHAREHOLDER REPORT




ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)).

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 09, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 09, 2010

By:   /S/EUNICE TSANG
      Eunice Tsang
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  June 09, 2010

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.